STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd


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                     STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                       Management Discussion and Analysis

The year 2001 was an interesting period for Emerging Markets debt as Argentina held the market hostage for much of the year and defaulted in December. The widely followed JP Morgan EMBI Plus returned a disappointing -0.79% for the year while the JP Morgan Emerging Market Global Bond Index only managed a 1.36% return. These low returns mask the divergence of returns for the year with Argentina down 66.93% while all other countries provided a positive return. The fund was started in late March and registered an 8.94% return for the year while the JP Morgan EMBI Global returned -0.89% for the same period.

The year started out on a high note with the Federal Reserve cut of 50 basis points in a surprise move. This injection of liquidity (along with later cuts) helped to push emerging market yield spreads tighter in January and early February. The asset class looked to repeat the performance of earlier years such as 1999 when the EMBI+ was up over 20%. The story soon became more clouded as Turkey and Argentina became a concern. In mid-February, Turkey abandoned its anti-inflation program and devalued the Lira. This caused a ripple in the markets but due to Turkey's small past issuance, the impact was small. In March yield spreads widened after the Argentine finance minister resigned due to his inability to correct the deteriorating fiscal picture. He was eventually replaced by Domingo Cavallo, the architect of the original currency board in Argentina. Bond yields rallied in April and May as the market felt that Cavallo's economic measures, although not always orthodox, would likely provide the country with a path to increased prosperity. Throughout the rest of the summer, emerging market bond yields overall moved up and down with a slight widening direction. Due to Argentina's (and Brazil's) weight in the market and the concern about contagion, the remainder of the asset class was stuck in limbo until the Argentina situation was resolved for better or worse.

Finally in August, Cavallo convinced a reluctant U.S. administration to allow the IMF to approve another $8 billion in aid designed to stem the tide of bank deposit withdrawals. Argentina rallied again on the news but the euphoria only lasted until September 11, when spreads on all risky assets widened in a flight to quality. After awhile the market returned to normalcy and began to focus on fundamentals again. At this point, poor tax revenues in Argentina caused participants to realize that situation there was near a final resolution and started to turn their attention to other markets. Up to this point, most markets, particularly Brazil, were moving in tandem with Argentina. At the end of October, bond spreads started to diverge - Argentina spreads widened to default levels while other markets tightened. This pattern continued through the end of the year with Argentina calling for a debt moratorium. For the year Argentina ended with a -66.93% return while Brazil finished with a 7.26% return. Non-Latin markets performed well with Russia and Ukraine returning over 50% and a host of other markets (Bulgaria, Philippines, Ecuador, Peru) returning over 20%.

The Fund was positioned well for the eventual outcome of events. The exposure to Argentina and Brazil was underweight relative to the benchmark at the start of the Fund in favor of countries in Eastern Europe, the Middle East, and Asia. We increased the Argentina weight moderately in May in front of the large debt swap engineered by Cavallo to buy the country some breathing space. However, when Cavallo's policies did not lead to a turnaround in growth, we cut the Argentina exposure to zero (in July), where it remained for the rest of the year.

The Fund benefited from overweight positions in Russia and Ukraine throughout the year and from overweight exposures in Bulgaria, Peru, and the Philippines during the summer and fall. Additionally, the fund established several positions in local currency instruments. In October, we bought a 4% position in local Polish government bonds denominated in Zloty. Additionally, we added a similar amount in an overnight deposit instrument in Turkish Lira in December. The Fund was fully invested for most of the year and cash levels were minimal. The exception to this was in October when we increased cash positions to 13% based upon spread widening concerns.

Our outlook for 2002 is for the asset class to be less volatile than it was in 2001. We expect moderate spread tightening over the course of the year as a result of the high level of global liquidity. The economic crisis in Argentina will continue to play out but the country's impact on the rest of the market is likely to be minimal. We expect above average returns for Russia and Ukraine based upon expected improvements to creditworthiness during the year. We also believe that Brazil is likely to provide good returns. Bonds there are currently yielding about 2% more than those of similarly rated countries because of uncertainty related to the elections in October. We expect the yield premium to fall as the government's election strategy becomes clearer. And finally, we don't feel compelled to invest in Argentina at current prices given the tremendous difficulties facing the country.

We thank you for your continued support.


/s/ John Peta                        /s/ Kent Wosepka

John Peta                            Kent Wosepka

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                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

            Comparison of Change in Value of $100,000 Investment in
             Standish Opportunistic Emerging Markets Debt Fund and
                          JP Morgan EMBI Global Index

                Opportunistic       J.P. Morgan
                   Emerging            EMBI
                 Markets Debt         Global
                   99650.00          99680.00
1 Month            98200.00          99202.00
2 Months          101550.00         101572.00
3 Months          103682.00         103137.00
4 Months           98559.00          97794.00
5 Months             101551            102175
6 Months              98473             98834
7 Months             101926             98884
8 Months             105739             97620
9 Months             108943             98780

                        ---------------------------------

                                  Total Return
                         (for periods ended 12/31/2001)

                                            Since
                                          Inception
                             6 Month      04/02/01
                             --------     ----------

                             5.07%          8.94%

                        ---------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

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                     STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $3,205,689)                                                   $3,343,945
  Cash                                                               550,925
  Receivable for investments sold                                     36,565
  Interest receivable                                                 99,205
  Prepaid expenses                                                     3,695
                                                                  ----------
    Total assets                                                   4,034,335

LIABILITIES
  Payable for investments purchased                      $273,509
  Payable for closed forward foreign currency exchange
    contracts (Note 6)                                     29,115
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                             6,294
  Accrued accounting, custody and transfer agent fees       5,993
  Accrued trustees' fees and expenses (Note 2)                703
  Accrued expenses and other liabilities                   16,328
                                                         --------
    Total liabilities                                                331,942
                                                                  ----------
NET ASSETS                                                        $3,702,393
                                                                  ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $3,877,989
  Accumulated net realized loss                                     (284,925)
  Undistributed net investment income                                  6,738
  Net unrealized appreciation                                        102,591
                                                                  ----------
TOTAL NET ASSETS                                                  $3,702,393
                                                                  ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            209,572
                                                                  ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $    17.67
                                                                  ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                            STATEMENT OF OPERATIONS
           FOR THE PERIOD MARCH 26, 2001 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                  $ 815,931
                                                                   ---------
EXPENSES
  Investment advisory fee (Note 2)                      $  38,323
  Accounting, custody, and transfer agent fees             63,400
  Legal and audit services                                 28,593
  Registration fees                                         3,686
  Trustees' fees and expenses (Note 2)                      2,723
  Insurance expense                                            92
  Miscellaneous                                             3,220
                                                        ---------
    Total expenses                                        140,037

Deduct:
  Waiver of investment advisory fee (Note 2)              (38,323)
  Reimbursement of Fund operating expenses (Note 2)       (78,721)
                                                        ---------
    Total expense deductions                             (117,044)
                                                        ---------
      Net expenses                                                    22,993
                                                                   ---------
        Net investment income                                        792,938
                                                                   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (261,321)
    Foreign currency transactions and forward foreign
     currency exchange contracts                          (23,309)
                                                        ---------
      Net realized loss                                             (284,630)

  Change in unrealized appreciation (depreciation)
    Investment securities                                 138,256
    Foreign currency and forward foreign currency
     exchange contracts                                    (6,550)
                                                        ---------
      Change in net unrealized appreciation
       (depreciation)                                                131,706
                                                                   ---------
    Net realized and unrealized loss                                (152,924)
                                                                   ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 640,014
                                                                   =========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD FROM
                                                               MARCH 26, 2001
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2001
                                                             -------------------

INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $    792,938
  Net realized loss                                                 (284,630)
  Change in net unrealized appreciation (depreciation)               131,706
                                                                ------------
  Net increase in net assets from investment operations              640,014
                                                                ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                        (819,404)
  Return of capital                                                  (22,262)
                                                                ------------
  Total distributions to shareholders                               (841,666)
                                                                ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                15,171,895
  Value of shares issued to shareholders in payment of
    distributions declared                                           679,287
  Cost of shares redeemed                                        (11,947,137)
                                                                ------------
  Net increase in net assets from Fund share transactions          3,904,045
                                                                ------------
TOTAL INCREASE IN NET ASSETS                                       3,702,393

NET ASSETS
  At beginning of period                                                  --
                                                                ------------
  At end of period (including undistributed net investment
    income of $6,738)                                           $  3,702,393
                                                                ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                     MARCH 26, 2001
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO DECEMBER 31, 2001
                                                              ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $20.00
                                                                         ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                                   1.58(1)
  Net realized and unrealized gain on investments                          0.10
                                                                         ------
Total from investment operations                                           1.68
                                                                         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              (3.90)
  From tax return of capital                                              (0.11)
                                                                         ------
Total distributions to shareholders                                       (4.01)
                                                                         ------
NET ASSET VALUE, END OF PERIOD                                           $17.67
                                                                         ======
TOTAL RETURN+++                                                            8.94%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                                  0.30%+
  Net Investment Income (to average daily net assets)*                    10.33%+
  Portfolio Turnover                                                        505%++
  Net Assets, End of Period (000's omitted)                              $3,702

-----------------
*    For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

     Net investment income per share                                     $ 1.34(1)

     Ratios (to average daily net assets):
       Expenses                                                            1.82%+
       Net investment income                                               8.81%+

(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waiver.

    The accompanying notes are an integral part of the financial statements.

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                     STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                              PAR             VALUE
SECURITY                                        RATE        MATURITY         VALUE          (NOTE 1A)
------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 90.3%
CORPORATE -- 7.9%
FINANCIAL -- 7.9%
Pemex Project Funding Master Trust               8.500%    02/15/2008     USD      75,000  $    78,187
Petroleos Mexicanos 144A                         6.500%    02/01/2005              65,000       65,817
Telefonos de Mexico SA                           8.250%    01/26/2006             140,000      147,350
                                                                                           -----------
Total Corporate (Cost $280,320)                                                                291,354
                                                                                           -----------
SOVEREIGN BONDS -- 75.5%
Banco Nacional de Dedenvolvimento Economico e
  Social(a)                                     12.262%    06/16/2008             175,000      160,562
Bulgaria FLIRB Series A(a)                       4.563%    07/28/2012             165,000      148,500
Dominican Republic 144A                          9.500%    09/27/2006              85,000       86,700
Government of Jamaica                           11.750%    05/15/2011              70,000       72,975
Kingdom of Morocco(a)                            2.781%    01/05/2009              55,000       48,812
Ministry Finance of Russia                       3.000%    05/14/2003             170,000      153,956
Ministry Finance of Russia                       3.000%    05/14/2006             230,000      159,850
Republic of Algeria(a)                           4.312%    09/04/2006              45,000       41,231
Republic of Brazil(a)                            3.250%    04/15/2012              95,000       66,738
Republic of Brazil                               8.875%    04/15/2024             305,000      202,825
Republic of Brazil                              11.000%    08/17/2040              85,000       65,450
Republic of Brazil                              14.500%    10/15/2009             105,000      112,245
Republic of Colombia                            10.000%    01/23/2012              75,000       74,063
Republic of Colombia                            11.750%    02/25/2020              75,000       74,625
Republic of Panama                               9.625%    02/08/2011              30,000       30,600
Republic of Peru(a)                              4.500%    03/07/2017             225,000      172,125
Republic of Philippines                         10.625%    03/16/2025              75,000       73,594
Republic of Philippines                          9.500%    10/21/2024              70,000       73,148
Republic of Turkey(b)                            0.000%    04/03/2002             130,000      131,799
Russian Federation                               5.000%    03/31/2030             425,000      246,500
Russian Federation                              12.750%    06/24/2028             170,000      184,875
Ukraine Government Senior Notes                 11.000%    03/15/2007              75,200       70,876
United Mexican States                            8.375%    01/14/2011             245,000      254,188
United Mexican States                           11.500%    05/15/2026              70,000       89,145
                                                                                           -----------
Total Sovereign Bonds (Cost $2,673,605)                                                      2,795,382
                                                                                           -----------
FOREIGN DENOMINATED -- 6.9%
JAPAN -- 2.6%
Republic of Algeria(a)                           0.938%    03/04/2010    JPY   15,993,641       97,559
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

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                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                              PAR             VALUE
SECURITY                                          RATE      MATURITY         VALUE          (NOTE 1A)
------------------------------------------------------------------------------------------------------
POLAND -- 4.3%
Government of Poland(b)                          0.000%    08/21/2003     PLN   740,000    $   159,650
                                                                                           -----------
Total Foreign Denominated (Cost $251,764)                                                      257,209
                                                                                           -----------
TOTAL BONDS AND NOTES (COST $3,205,689)                                                      3,343,945
                                                                                           -----------

TOTAL INVESTMENTS -- 90.3% (COST $3,205,689)                                               $ 3,343,945

OTHER ASSETS, LESS LIABILITIES -- 9.7%                                                         358,448
                                                                                           -----------
NET ASSETS -- 100.0%                                                                       $ 3,702,393
                                                                                           ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FLIRB - Front Loaded Interest Reduction Bond
JPY - Japanese Yen
PLN - Polish Zloty
USD - United States Dollar
(a) Variable Rate Security; rate indicated is as of 12/31/01.
(b) Zero coupon security.

    The accompanying notes are an integral part of the financial statements.

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                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                PERCENTAGE
                                                                  OF NET
TOP TEN COUNTRIES BY ISSUER                                       ASSETS
--------------------------------------------------------------------------------
Russia                                                             20.1%
Mexico                                                             17.2%
Brazil                                                             16.4%
Peru                                                                4.7%
Poland                                                              4.3%
Philippines                                                         4.0%
Colombia                                                            4.0%
Bulgaria                                                            4.0%
Algeria                                                             3.8%
Turkey                                                              3.6%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Opportunistic Emerging Markets Debt Fund (the "Fund") is a separate non-diversified investment series of the Trust. The Fund commenced operations on March 26, 2001.

      The investment objective of the Fund is to generate a high total return through a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in lower quality emerging market government and corporate bonds.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Funds's investment adviser. Advisory agreements between the fund and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the period ended December 31, 2001. Pursuant to this agreement, for the period ended December 31, 2001, Standish Mellon voluntarily did not impose $38,323 of its investment advisory fee and reimbursed the Fund for $78,721 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the fiscal period ended December 31, 2001 were as follows:

                                                        PURCHASES      SALES
                                                       -----------  -----------
      U.S. Government Securities                       $   900,796  $   905,226
                                                       ===========  ===========
      Investments (non-U.S. Government Securities)     $47,724,893  $44,506,116
                                                       ===========  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                              FOR THE PERIOD
                                                              MARCH 26, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                            DECEMBER 31, 2001
                                                            -----------------

      Shares sold                                                 759,542
      Shares issued to shareholders in payment of
        distributions declared                                     37,207
      Shares redeemed                                            (587,177)
                                                                 --------
      Net increase                                                209,572
                                                                 ========

      At December 31, 2001, four shareholders held of record approximately 30%, 26%, 16%, and 13% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      All of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

      On March 26, 2001, the Fund commenced operations by issuing 411,402 shares for an initial contribution of securities in kind, with a market value of $8,228,047.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $3,223,932
                                                                   ==========
      Gross unrealized appreciation                                   122,174
      Gross unrealized depreciation                                    (2,161)
                                                                   ----------
      Net unrealized appreciation                                  $  120,013
                                                                   ==========

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover available, to the extent provided by regulations, which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $266,682 which will expire on December 31, 2009. The Fund elected to defer to its fiscal year ending December 31, 2002, $17,949 of losses recognized during the period November 1, 2001 to December 31, 2001.

      The tax character of distributions paid during 2001 was as follows:

                                                                     AMOUNT
                                                                    --------

      Distributions paid from:
        Ordinary income                                             $819,404
        Return of capital                                             22,262
                                                                    --------
                                                                    $841,666
                                                                    ========

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                $       0
      Accumulated loss                                              (266,682)

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund entered into no such transactions during the fiscal period ended December 31, 2001.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2001, the Fund held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      CONTRACTS TO                          LOCAL PRINCIPAL     CONTRACT      MARKET     AGGREGATE   UNREALIZED
      DELIVER                                   AMOUNT         VALUE DATE      VALUE    FACE AMOUNT     LOSS
      ---------------------------------------------------------------------------------------------------------
      Hong Kong Dollar                         2,000,000       04/10/2002   $  256,406  $  255,141   $  (1,265)
      Polish Zloty                               620,000       02/28/2002      153,674     148,645      (5,029)
                                                                            ----------  ----------   ---------
      TOTAL                                                                 $  410,080  $  403,786   $  (6,294)
                                                                            ==========  ==========   =========

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund entered into no such transactions during the fiscal period ended December 31, 2001.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      The Fund entered into no such transactions during the fiscal period ended December 31, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Opportunistic Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Opportunistic Emerging Markets Debt Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 26, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To approve a new investment advisory agreement between the Fund and Standish Mellon, the successor to Standish:

        Affirmative                                      612,851.910
        Against                                                0.000
        Abstain                                                0.000
                                                         -----------
        Total                                            612,851.910
                                                         ===========

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
      NAME, ADDRESS,                               TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
         AND DATE              POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
         OF BIRTH            HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
      NAME, ADDRESS,                               TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
         AND DATE              POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
         OF BIRTH            HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

Cara E. Hultgren            Assistant Vice      Since 2001            Assistant Manager,           20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish, Ayer &
                                                                      Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                       Management Discussion and Analysis

Political events and economic uncertainty during the year 2001 provided the background for a highly volatile and extraordinary year in the fixed income markets. The movement to a dramatically lower interest rate environment was very favorable for the performance of most fixed income investments while the business challenges caused by the economic slowdown negatively influenced the creditworthiness of many specific issuers in the marketplace. Standish Mellon's disciplined approach to investing driven by fundamental research enabled the Fund to achieve a strong return for the year. The Standish Controlled Maturity Fund generated a total return of 7.66% for the year, its second consecutive year with returns above 7%.

In early January, the Federal Reserve surprised the market by easing monetary policy by 50 basis points in response to concerns about declining economic growth, consumer confidence, and business sentiment. Throughout the First Quarter and the beginning of the Second Quarter, the Fed continued to ease aggressively. By the end of June they had lowered the target overnight Federal Funds rate to 3.75% from 6.50%. After the Fed eased once again to 3.5% in August, market participants began to sense that the easing cycle was coming to an end and that the economy would soon begin to recover. The tragic events of September 11, however, intensified the downside risk to the economy and the Fed responded by resuming their easing campaign through the end of the year. The target Fed Funds rate ended 2001 at 1.75%. Altogether, the Fed eased rates by 4.75% in 11 separate actions. As a result of the Fed's activity, the Treasury yield curve steepened dramatically. Yields on 3-month Treasury Bills fell 4.17% while yields on 30-year Treasury bonds actually increased by 0.01%. The fund derived significant benefit from the general decline in interest rates throughout the year. Portfolio duration was maintained relatively close to the benchmark of the Merrill Lynch 1-3 year Treasury Index throughout the period, although we did opportunistically make small changes to try and capitalize on market movements. The steepening of the yield curve negatively impacted the relative performance of the Fund as we held a relatively large exposure to securities with maturities beyond 2 years.

The "spread sectors" of the fixed income market, such as corporate bonds and asset-backed securities, generally provided greater total returns than U.S. Treasury securities in 2001. This outperformance, however, masks the volatility and dispersion within these sectors during the year. Declining corporate profitability, specific company risks, and generally negative credit trends created a particularly challenging environment for corporate bonds. Investing in the spread sectors of the market is an integral part of our investment strategy in the short term fixed income markets. We believe the risk-reward tradeoff in these sectors is generally very favorable as the additional yield is typically more than adequate compensation for the additional price volatility. During 2001, the Fund focused its investments in the spread sectors with an emphasis on corporate bonds and asset-backed securities. Changes were made between sectors throughout the year based on relative valuations and the prospect for maximizing total return. Our emphasis on fundamental research and risk control served the Fund well during an extremely volatile market environment.

Despite our best efforts during 2001, the Fund lagged the benchmark return of 8.30% in a very difficult market environment. We remain committed to our longstanding investment philosophy of focusing on solid fundamental research to generate strong relative returns. As always, we appreciate the continued support of our shareholders.


/s/ David Hertan

David Hertan

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

            Comparison of Change in Value of $100,000 Investment in Standish Controlled Maturity Fund and the Merrill Lynch 1-3 Year Index

                               Merrill
                  Standish    Lynch 1-3
                 Controlled     Year
                  Maturity     Treasury
                    Fund        Index
                   100000      100000
                   100350      100414
                   100950      101011
                   101550      101502
                   102411      102359
                   103372      103264
                   104200      104057
                   105075      104941
                   104612      104498
                   104458      104405
                   104562      104492
                   104771      104706
1 Year             105558      105458
                   106036      105874
                   106354      106237
                   107362      107200
                   108763      108408
                   109679      109238
                   109542      109238
                   110035      109750
                   110364      110003
                   110251      109960
                   111141      110858
                   111976      111612
2 Year             112699      112382
                   113997      113618
                   114110      113720
                   115071      114585
                   115873      115433
                   116103      115710
                   116834      116497
                   117830      117627
                   117947      117728
                   118476      118207
                   119070      118760
                   119784      119393
3 Year             120439      120014
                   121040      120576
                   122122      122091
                   123205      123709
                   122597      124316
                   122779      124208
                   123359      124647
                   124042      125140
                   123670      124530
                   124914      125395
                   125482      125799
                   125419      125718
4 Year             125738      126111
                   125866      126510
                   126122      126876
                   126889      127701
                   128091      128418
                   129016      129273
                   129676      130075
                   129274      130413
                   129743      130949
                   131224      132308
                   132246      133145
                   133131      134129
5 Year             134631      135092
                   134908      135817
                   136361      137102
                   138033      138737
                   140220      140481
                   141066      141395
                   142270      142574
                   142270      142954
                   143273      143761
                   143770      144260
                   145369      145878
                   146314      146719
                   148058      149134
                   149015      150543
                   148721      150218
                   148605      150270

                ------------------------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                                        Since
                                                      Inception
                   1 Year      3 Year     5 year      07/01/95
                   ------      ------     ------      ---------

                    7.66%       6.40%      6.29%        6.28%

                ------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $40,713,886)                                                  $41,367,859
  Receivable for Fund shares sold                                         350
  Interest receivable                                                 430,662
  Prepaid expenses                                                      9,745
                                                                  -----------
    Total assets                                                   41,808,616

LIABILITIES
  Payable for investments purchased                     $617,143
  Accrued accounting, custody and transfer agent fees      6,155
  Accrued trustees' fees and expenses (Note 2)                38
  Accrued expenses and other liabilities                  16,263
                                                        --------
    Total liabilities                                                 639,599
                                                                  -----------
NET ASSETS                                                        $41,169,017
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $40,700,863
  Accumulated net realized loss                                      (185,819)
  Net unrealized appreciation                                         653,973
                                                                  -----------
TOTAL NET ASSETS                                                  $41,169,017
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           2,072,467
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     19.86
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                  $2,678,705
                                                                   ----------
EXPENSES
  Investment advisory fee (Note 2)                      $ 135,241
  Accounting, custody, and transfer agent fees             84,374
  Legal and audit services                                 28,123
  Registration fees                                        12,385
  Insurance expense                                         8,408
  Trustees' fees and expenses (Note 2)                      2,669
  Miscellaneous                                             3,028
                                                        ---------
    Total expenses                                        274,228

Deduct:
  Waiver of investment advisory fee (Note 2)             (135,241)
  Reimbursement of Fund operating expenses (Note 2)        (3,746)
                                                        ---------
    Total expense deductions                             (138,987)
                                                        ---------
      Net expenses                                                    135,241
                                                                   ----------
        Net investment income                                       2,543,464
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      377,297
    Financial futures contracts                            (1,135)
                                                        ---------
      Net realized gain                                               376,162

  Change in unrealized appreciation (depreciation)
    Investment securities                                 451,643
                                                        ---------
      Change in net unrealized appreciation
       (depreciation)                                                 451,643
                                                                   ----------
    Net realized and unrealized gain                                  827,805
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $3,371,269
                                                                   ==========

     The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  2,543,464       $  2,689,544
  Net realized gain (loss)                                      376,162           (127,268)
  Change in net unrealized appreciation (depreciation)          451,643            617,445
                                                           ------------       ------------
  Net increase in net assets from investment operations       3,371,269          3,179,721
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (2,584,956)        (2,715,057)
                                                           ------------       ------------
  Total distributions to shareholders                        (2,584,956)        (2,715,057)
                                                           ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            8,334,150         16,844,208
  Value of shares issued to shareholders in payment of
    distributions declared                                    1,659,563          2,400,972
  Cost of shares redeemed                                   (14,842,930)       (12,587,376)
                                                           ------------       ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                             (4,849,217)         6,657,804
                                                           ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (4,062,904)         7,122,468

NET ASSETS
  At beginning of year                                       45,231,921         38,109,453
                                                           ------------       ------------
  At end of year (including undistributed net
    investment income of $0 and $6,731)                    $ 41,169,017       $ 45,231,921
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------
                                              2001(a)         2000          1999          1998          1997
                                              -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 19.57       $ 19.36       $ 19.87       $ 19.95       $ 19.99
                                              -------       -------       -------       -------       -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                         1.13(1)       1.28(1)       1.24(1)       1.25(1)       1.34
  Net realized and unrealized gain
    (loss) on investments                        0.34          0.21         (0.53)        (0.16)        (0.04)
                                              -------       -------       -------       -------       -------
Total from investment operations                 1.47          1.49          0.71          1.09          1.30
                                              -------       -------       -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (1.18)        (1.28)        (1.22)        (1.17)        (1.34)
                                              -------       -------       -------       -------       -------
  Total distributions to shareholders           (1.18)        (1.28)        (1.22)        (1.17)        (1.34)
                                              -------       -------       -------       -------       -------
  NET ASSET VALUE, END OF YEAR                $ 19.86       $ 19.57       $ 19.36       $ 19.87       $ 19.95
                                              =======       =======       =======       =======       =======
  TOTAL RETURN+                                  7.66%         7.93%         3.67%         5.58%         6.66%

RATIOS/SUPPLEMENTAL DATA:
    Expenses (to average daily net
      assets)*                                   0.30%         0.30%         0.30%         0.30%         0.37%
    Net Investment Income (to average
      daily net assets)*                         5.64%         6.66%         6.27%         6.19%         6.60%
    Portfolio Turnover                            149%          170%          147%          145%           94%
    Net Assets, End of Year (000's
      omitted)                                $41,169       $45,232       $38,109       $26,579       $13,916

----------
*     For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income per share         $  1.07(1)    $  1.21(1)    $  1.12(1)    $  1.15(1)    $  1.18

      Ratios (to average daily net assets):
        Expenses                                 0.60%         0.69%         0.89%         0.81%         1.28%
        Net investment income                    5.34%         6.27%         5.68%         5.68%         5.69%


(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absense of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                   PAR        VALUE
SECURITY                                        RATE          MATURITY            VALUE     (NOTE 1A)
------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.5%
ASSET BACKED -- 23.4%
Advanta Home Equity Loan Trust 1999-2 A3        6.440%       05/25/2029        $  650,000  $   667,890
Advanta Mortgage Loan Trust 1997-4 A4           6.660%       03/25/2022           137,643      138,482
American Express Co. 1999-1 A                   5.600%       11/15/2006           725,000      752,413
Americredit Auto Receivable Trust 2001-C A4     5.010%       07/14/2008           450,000      453,340
ANRC Auto Owner Trust 2000-A A4                 7.150%       02/15/2007           200,000      209,950
ARG Funding 1999-1A A3                          6.020%       05/20/2005           600,000      600,000
Capital One Master Trust 1998-4 A               5.430%       01/15/2007           425,000      439,828
Capital One Master Trust 2001-7A                3.850%       08/15/2007           925,000      916,001
Centex Home Equity 2001-B A2                    5.350%       10/01/2022           750,000      763,137
Citibank Credit Card Master Trust 1999-1 A      5.500%       02/15/2006         1,000,000    1,034,039
Daimler Chrysler Auto Trust 2001-A A4           5.400%       03/06/2006           650,000      669,387
Diamler Chrysler Auto Trust 2001-A A3           5.160%       01/06/2005           500,000      513,055
Discover Credit Card 1999-1B                    5.550%       08/15/2004           600,000      604,053
Equicredit Funding Trust 1996-A A3              7.350%       11/15/2019           148,764      151,729
Fleet Credit Card Master Trust II 2001-C A      3.860%       03/15/2007           500,000      495,820
IMC Home Equity Loan Trust 1998-1 A3            6.410%       04/20/2018            89,824       90,111
MMCA Automobile Trust 1999-2 A2                 6.800%       08/15/2003           301,634      304,336
Residential Asset Securities Corp. 1998-KS3
  AI3                                           5.910%       08/25/2022           167,563      169,167
Residential Asset Securities Corp. 2000-KS5
  AI1                                           7.205%       08/25/2016           163,110      163,991
Vanderbilt Mortgage Finance 1998-B 1A3          6.195%       10/07/2012           500,000      511,044
                                                                                           -----------
Total Asset Backed (Cost $9,473,693)                                                         9,647,773
                                                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%
Vendee Mortgage Trust 2001-2 B                  6.750%       11/15/2014           450,000      462,094
                                                                                           -----------
Total Collateralized Mortgage Obligations                                                      462,094
(Cost $461,355)                                                                            -----------

CORPORATE -- 47.9%
BANKING -- 15.1%
Southern National                               7.050%       05/23/2003           600,000      631,438
Deutsche Bank(a)                                5.375%       09/24/2002           755,000      755,075
Dime Bancorp, Inc.                              9.000%       12/19/2002           460,000      482,719
Fifth Third Bank                                6.750%       07/15/2005           500,000      527,328
First Union Corp.                               6.550%       10/15/2035           600,000      624,912
FleetBoston Financial Corp.                     7.250%       09/15/2005           650,000      696,256
National City Corp.                             7.200%       05/15/2005           500,000      529,190
Northern Trust Co. Notes                        6.625%       10/01/2003           750,000      787,036
Southern National(a)                            6.375%       06/30/2005           175,000      179,744
US Bancorp                                      6.875%       12/01/2004           550,000      576,196
Wells Fargo Financial                           5.450%       05/03/2004           400,000      412,060
                                                                                           -----------
                                                                                             6,201,954
                                                                                           -----------
BASIC INDUSTRY -- 0.9%
WMX Technologies                                7.100%       08/01/2026           350,000      363,545
                                                                                           -----------
CAPITAL GOODS -- 0.8%
Lockheed Martin Corp.                           6.500%       04/15/2003           325,000      337,846
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                   PAR        VALUE
SECURITY                                        RATE          MATURITY            VALUE     (NOTE 1A)
------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 3.3%
Sprint Capital Corp.                            5.700%       11/15/2003         $ 550,000  $   559,299
Worldcom, Inc.                                  7.875%       05/15/2003           750,000      783,453
                                                                                           -----------
                                                                                             1,342,752
                                                                                           -----------
CONSUMER CYCLICAL -- 7.7%
Daimler Chrysler NA Holding                     7.750%       05/27/2003           500,000      520,071
Enterprise Rent-A-Car USA Finance Co. 144A
  Notes                                         6.375%       05/15/2003           750,000      763,909
Home Depot Inc.                                 6.500%       09/15/2004           400,000      415,848
Southland Corp. Senior Notes                    5.000%       12/15/2003           200,000      188,000
Target Corp.                                    7.500%       02/15/2005           500,000      535,594
TRW Inc.                                        6.500%       06/01/2002           750,000      756,923
                                                                                           -----------
                                                                                             3,180,345
                                                                                           -----------
CONSUMER NONCYCLICAL -- 1.3%
Aramark Services, Inc.                          6.750%       08/01/2004           525,000      518,412
                                                                                           -----------
ELECTRIC -- 1.1%
Cleveland Electric Illumination                 9.500%       05/15/2005           450,000      457,740
                                                                                           -----------
FINANCIAL -- 10.6%
Avalon Bay Communities REIT                     6.500%       07/15/2003           150,000      155,296
EOP Operating LP                                6.376%       02/15/2002           400,000      401,445
EOP Operating LP Senior Notes                   6.375%       02/15/2003           500,000      514,144
Ford Motor Credit Co.                           6.700%       07/16/2004           500,000      509,407
General Motors Acceptance Corp.                 6.850%       06/17/2004           700,000      719,464
International Lease Financial                   5.250%       05/03/2004           500,000      505,639
Merrill Lynch & Co.                             5.700%       02/06/2004           600,000      618,183
Morgan Stanley Dean Witter Senior Notes         5.625%       01/20/2004           425,000      440,177
Wellsford Senior Notes REIT                     9.375%       02/01/2002           500,000      502,465
                                                                                           -----------
                                                                                             4,366,220
                                                                                           -----------
PUBLIC UTILITY -- 5.8%
Alabama Power Co.                               7.850%       05/15/2003           300,000      316,549
Alabama Power Co. Senior Notes                  5.490%       11/01/2005           300,000      301,390
Baltimore Gas & Electric Co. MTN                6.750%       12/15/2002           600,000      620,181
Duke Energy Corp.                               7.125%       09/03/2002           600,000      615,852
NiSource Finance Corp.                          7.500%       11/15/2003           500,000      519,180
                                                                                           -----------
                                                                                             2,373,152
                                                                                           -----------
TRANSPORTATION -- 1.3%
Illinois Central Railroad Co.                   6.750%       05/15/2003           500,000      518,912
                                                                                           -----------
Total Corporate (Cost $19,279,052)                                                          19,660,878
                                                                                           -----------
YANKEE BONDS -- 6.3%
Amvescap PLC                                    6.375%       05/15/2003           375,000      389,160
Carnival Corp.                                  6.150%       10/01/2003           500,000      507,782

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                   PAR        VALUE
SECURITY                                        RATE          MATURITY            VALUE     (NOTE 1A)
------------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Edperbrascan Ltd. Notes                         7.375%       10/01/2002         $ 925,000  $   941,123
Tyco International Group SA(a)                  6.250%       06/15/2003           750,000      766,484
                                                                                           -----------
Total Yankee Bonds (Cost $2,552,791)                                                         2,604,549
                                                                                           -----------
NON-AGENCY -- 0.8%
PASS THRU SECURITIES -- 0.8%
NationsLink Funding Corp. 1998-2 A1             6.001%       11/20/2007           318,437      327,392
                                                                                           -----------
Total Non-Agency (Cost $320,390)                                                               327,392
                                                                                           -----------
U.S. GOVERNMENT AGENCY -- 5.3%
NON-PASS THRU SECURITIES -- 1.2%
FNMA                                            4.375%       10/15/2006           450,000      440,789
Private Export Funding Corp.                    6.860%       04/30/2004            50,000       52,855
PASS THRU SECURITIES -- 4.1%
FHLMC Gold                                      6.000%       07/01/2011           600,293      608,931
FNMA                                            6.500%       06/01/2011           836,443      861,168
FNMA                                            7.000%       05/01/2031           216,483      220,795
                                                                                           -----------
Total U.S. Government Agency (Cost $2,146,411)                                               2,184,538
                                                                                           -----------
U.S. TREASURY OBLIGATIONS -- 11.7%
TREASURY NOTES -- 11.7%
U.S. Treasury Note                              4.000%       04/30/2003           900,000      919,404
U.S. Treasury Note                              5.875%       11/15/2004         3,705,000    3,921,520
                                                                                           -----------
                                                                                             4,840,924
                                                                                           -----------
Total U.S. Treasury Obligations (Cost $4,840,483)                                            4,840,924
                                                                                           -----------
TOTAL BONDS AND NOTES (COST $39,074,175)                                                    39,728,148
                                                                                           -----------
SHORT-TERM INVESTMENTS -- 4.0%
COMMERCIAL PAPER -- 3.9%
CDC Corp.=/=                                    3.438%       01/02/2002           800,000      799,962
SBC Communications Inc.=/=                      3.360%       01/02/2002           800,000      799,962
                                                                                           -----------
                                                                                             1,599,924
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                             (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 12/31/01 with Salomon
Smith Barney, Inc. and Investors Bank and Trust Company, due
01/02/02, with a maturity value of $39,788 and an effective
yield of 0.60%, collateralized by a U.S. Government Obligation with a rate of 5.50%, a maturity date of 08/15/28 and an
aggregated market value of $50,516.                                 $    39,787
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,639,711)                        1,639,711
                                                                    -----------

TOTAL INVESTMENTS -- 100.5% (COST $40,713,886)                      $41,367,859

OTHER ASSETS, LESS LIABILITIES -- (0.5%)                               (198,842)
                                                                    -----------
NET ASSETS -- 100.0%                                                $41,169,017
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
MTN - Medium Term Notes
REIT - Real Estate Investment Trust

(a)  Variable Rate Security; rate indicated is as of 12/31/01.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Controlled Maturity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The investment objective of the fund is to maximize total return, consistent with preserving principal and liquidity, while seeking a relatively high level of current income.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Funds's investment adviser. Advisory agreements between the fund and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of capital loss carry forwards, losses deferred due to wash sales and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expenses and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.30% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the year ended December 31, 2001. Pursuant to this agreement, for the year ended December 31, 2001, Standish Mellon voluntarily did not impose $135,241 of its investment advisory fee and reimbursed the Fund for $3,746 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2001 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------
      U.S. Government Securities                        $29,419,034  $30,766,991
                                                        ===========  ===========
      Investments (non-U.S.Government Securities)       $33,186,957  $36,565,937
                                                        ===========  ===========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2001   DECEMBER 31, 2000
                                          ------------------  ------------------
      Shares sold                               420,232             864,300
      Shares issued to shareholders in
        payment of distributions declared        83,470             124,084
      Shares redeemed                          (742,197)           (646,097)
                                               --------            --------
      Net increase (decrease)                  (238,495)            342,287
                                               ========            ========

      At December 31, 2001, three shareholders held of record approximately 45%, 27%, and 17% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund. A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $40,726,327
                                                                    ===========
      Gross unrealized appreciation                                     697,610
      Gross unrealized depreciation                                     (56,078)
                                                                    -----------
      Net unrealized appreciation                                       641,532
                                                                    ===========

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover available, to the extent provided by regulations, which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $173,378 which will expire on December 31, 2008.

      The tax character of distributions paid during 2001 was as follows:

                                                                       AMOUNT
                                                                     ----------
      Distributions paid from:
        Ordinary income                                              $2,562,716
        Return of capital                                                22,240
                                                                     ----------
                                                                     $2,584,956
                                                                     ==========

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                  $        0
      Accumulated loss                                                 (173,378)

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund entered into no such transactions during the year ended December 31, 2001.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2001, the Fund did not hold any open futures contracts.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2001, the Fund did not have any delayed delivery transactions.

(8)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Fund did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

           NET UNREALIZED                           UNDISTRIBUTED NET
      APPRECIATION (DEPRECIATION)                   INVESTMENT INCOME
      ---------------------------                   -----------------
               $26,755                                  ($26,755)

      The effect of this change for the year ended December 31, 2001 was to increase net investment income by $483, decrease net unrealized appreciation by $18,211, and increase net realized gain by $17,728. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Controlled Maturity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Controlled Maturity Fund (the "Fund"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To approve a new investment advisory agreement between the Fund and Standish Mellon, the successor to Standish:

      Affirmative                                                  1,534,316.040
      Against                                                              0.000
      Abstain                                                              0.000
                                                                   -------------
      Total                                                        1,534,316.040
                                                                   =============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                            NUMBER OF
                                                                        PRINCIPAL         PORTFOLIOS IN         OTHER
                                                TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS,          POSITION(S)       AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
    AND DATE OF BIRTH       HELD WITH TRUST      TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                              NUMBER OF
                                                                          PRINCIPAL         PORTFOLIOS IN        OTHER
                                                 TERM OF OFFICE         OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS,          POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY        HELD BY
    AND DATE OF BIRTH       HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER          OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

                            Assistant Vice      Since 2001            Assistant Manager,           20         None
Cara E. Hultgren            President                                 Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2000; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish, Ayer &
1/19/71                                                               Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                       Management Discussion and Analysis

Since the inception date of April 1, 2001, the Standish Opportunistic High Yield Fund generated a (2.72)% return versus (1.01)% for the benchmark Lehman High Yield Index. For the year, the Lehman High Yield Index generated returns of 5.28%. The modest positive return for the high yield asset class in 2001 marked a reversal from 2000's negative results but continued to lag the performance of other higher-quality fixed income asset categories. The credit markets continued to be challenging during the year as large amounts of volatility and widely varying investment performance was experienced across sectors and ratings. Cash flows to high yield mutual funds were a positive $6.1 billion, this in contrast to the 2000 outflow of $5.9 billion.

The performance of the high yield market fluctuated significantly during the year with four distinct performance sub-periods: a hot start, a drift through the end of summer, a big sell-off in September and a strong rebound in the last quarter. High Yield started very strongly in 2001 with a return (as measured by the Lehman High Yield Index) of 7.49% for the month of January. Between February and August monthly index returns bounced back and forth between (2.80)% and +1.47% and at the end of August the year to date return stood at 6.70% - below the mark established in January. The optimism in the market shown earlier in the year had gradually eroded as rising default rates and marked deterioration in the market's largest single sector - Telecom - pressured returns. On the economic front, the Federal Reserve was aggressively cutting interest rates in the face of higher unemployment, lower capital spending and lower capacity utilization. September proved to be the worst month for the high yield market in 10 years. Economic concerns increased dramatically following the September 11 terrorist attacks in New York and Washington DC as investors worried that consumer confidence and spending would fall significantly. Equity markets worldwide and credit sensitive financial assets all suffered price declines and the high yield market recorded a loss of 6.72% for September. As things calmed down, some military success was achieved and further Fed actions to liquefy the financial system took hold, the high yield market recovered nicely in October and November. Gains almost erased the damage done in September. By year-end, some sectors such as lodging and gaming were at tighter levels than they were on August 31. Telecom was the major exception to the recovery story.

On a quality basis higher rated high yield bonds outperformed weaker credits in 2001. The Fund's higher than average credit quality was a positive in this environment. The higher quality positioning however was not completely reflected in relation to the Index for two reasons. BB-rated bonds were especially strong (up 11.90%) in good measure driven by very strong performance by some "fallen angel" bonds moved down from the investment grade universe. Retail names including Saks, Rite Aid, J C Penney, K Mart and a number of others had significant price appreciation in 2001. This was a large source of underperformance for the Fund as it had minimal exposure to this sector. Another source of performance for the BBs was the price recovery of a number of issues that started the year at deeply depressed levels due to exposure to asbestos-related lawsuits. The Fund has attempted to avoid exposure to asbestos names. This positioning paid handsomely in 2000 but was a drag on 2001 results.

From a sector standpoint the major story of the year was the Wireline Telecom area. Funding and fundamental business viability concerns crushed the bond prices of many of the largest issuers in the high yield market. Winstar, XO Communications, Level 3, Global Crossing, Williams, McLeod U.S.A and a number of other smaller companies all experienced financial difficulties and large price declines on their debt obligations. The Fund's slight overweight in this area was the largest performance negative in the Fund.

On the positive side Healthcare, Gaming and Cable all were strong performing sectors and the Fund maintained an overweight in these industries. In particular positions in hospital companies Tenet Healthcare and HCA and riverboat gaming operators were good investments.

Sector Allocation Strategy

After September 11 investment grade holdings were reduced and redeployed into high yield Lodging, Gaming and Health-care issues that had widened substantially in the sell-off.

2002 Outlook

Following a volatile 2001, we believe the high yield market is poised to offer attractive returns in 2002. The Telecom meltdown is in the final stages and the new issuance market has been more focused on BB-rated securities. Issuers have improved their capitalization by terming out bank debt and reducing capital expenditures. According to Moody's, the default rate is expected to peak in April at 10% and decline for the remainder of the year. Therefore, with moderate economic growth, we expect the high yield asset class to produce strong returns in 2002. Our overweight positions are concentrated in the Gaming, Lodging, Healthcare, Domestic Cable, and Supermarket sectors. Meanwhile, we are underweight in the Wireless Telecommunications, Media-Non Cable, and Retail sectors.

Thank you for your continued support.


/s/ Michael Tucker        /s/ Jonathan Uhrig

Michael Tucker            Jonathan Uhrig

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

             Comparison of Change in Value of $100,000 Investment in Standish Opportunistic High Yield and Lehman High Yield Index

                    Standish
                  Opportunistic       Lehman High
                 High Yield Fund      Yield Index
                    100000.00         100000.00
1 Month              98755.00          98200.00
2 Months            100533.00          98700.00
3 Months             97714.00          95149.00
4 Months             99152.00          96368.00
5 Months            100322.00          96826.00
6 Months             91485.00          93579.00
7 Months             94274.00          95894.00
8 Months             97890.00          99392.00
9 Months             97089.00          98985.00

                        ---------------------------------

                                  Total Return
                         (for periods ended 12/31/2001)

                                            Since
                                          Inception
                             6 Month      04/02/01
                             --------     ----------

                              2.04%         (2.91)%

                        ---------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $44,881,531)                                                  $ 44,523,239
  Foreign currency, at value (cost $206)                                   206
  Receivable for investments sold                                    1,196,936
  Receivable from investment adviser (Note 2)                            1,215
  Interest and dividends receivable                                  1,028,764
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                          2,262
  Prepaid expenses                                                       5,324
                                                                  ------------
    Total assets                                                    46,757,946

LIABILITIES
  Due to custodian                                      $535,431
  Accrued accounting, custody and transfer agent fees     10,778
  Accrued trustees' fees and expenses (Note 2)               256
  Accrued expenses and other liabilities                  18,239
                                                        --------
    Total liabilities                                                  564,704
                                                                  ------------
NET ASSETS                                                        $ 46,193,242
                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $ 64,519,268
  Accumulated net realized loss                                    (17,970,121)
  Net unrealized depreciation                                         (355,905)
                                                                  ------------
TOTAL NET ASSETS                                                  $ 46,193,242
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            2,824,258
                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $      16.36
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                             STATEMENT OF OPERATIONS
            FOR THE PERIOD APRIL 2, 2001 (COMMENCEMENT OF OPERATIONS)
                            THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                  $ 10,840,514
  Dividend income                                                       548,154
                                                                   ------------
    Total investment income                                          11,388,668

EXPENSES
  Investment advisory fee (Note 2)                    $    477,953
  Accounting, custody, and transfer agent fees             111,103
  Legal and audit services                                  35,555
  Trustees' fees and expenses (Note 2)                       8,900
  Registration fees                                          4,535
  Insurance expense                                            276
  Miscellaneous                                              4,220
                                                      ------------
    Total expenses                                         642,542

Deduct:
  Waiver of investment advisory fee (Note 2)              (477,953)
  Reimbursement of Fund operating expenses (Note 2)        (46,316)
                                                      ------------
    Total expense deductions                              (524,269)
                                                      ------------
      Net expenses                                                      118,273
                                                                   ------------
        Net investment income                                        11,270,395
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                   (17,372,376)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          (53,720)
                                                      ------------
      Net realized loss                                             (17,426,096)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 (358,292)
    Foreign currency and forward foreign currency
      exchange contracts                                     2,387
                                                      ------------
      Change in net unrealized appreciation
        (depreciation)                                                 (355,905)
                                                                   ------------
    Net realized and unrealized loss                                (17,782,001)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (6,511,606)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD FROM
                                                                APRIL 2, 2001
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2001
                                                             -------------------

INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  11,270,395
  Net realized loss                                               (17,426,096)
  Change in net unrealized appreciation (depreciation)               (355,905)
                                                                -------------
  Net decrease in net assets from investment operations            (6,511,606)
                                                                -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                      (11,928,182)
  Return of capital                                                  (299,702)
                                                                -------------
  Total distributions to shareholders                             (12,227,884)
                                                                -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                227,918,170
  Value of shares issued to shareholders in payment of
    distributions declared                                          9,595,084
  Cost of shares redeemed                                        (172,580,522)
                                                                -------------
  Net increase in net assets from Fund share transactions          64,932,732
                                                                -------------
TOTAL INCREASE IN NET ASSETS                                       46,193,242

NET ASSETS
  At beginning of period                                                   --
                                                                -------------
  At end of period                                              $  46,193,242
                                                                =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           FOR THE PERIOD
                                                            APRIL 2, 2001
                                                    (COMMENCEMENT OF OPERATIONS)
                                                        TO DECEMBER 31, 2001
                                                    ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 20.00
                                                              -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                         1.34(1)
  Net realized and unrealized loss on investments               (1.93)
                                                              -------
Total from investment operations                                (0.59)
                                                              -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (2.98)
  From tax return of capital                                    (0.07)
                                                              -------
Total distributions to shareholders                             (3.05)
                                                              -------
NET ASSET VALUE, END OF PERIOD                                $ 16.36
                                                              =======
TOTAL RETURN+++                                                 (2.91)%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                        0.10%+
  Net Investment Income (to average daily net assets)*           9.46%+
  Portfolio Turnover                                              191%++
  Net Assets, End of Period (000's omitted)                   $46,193

----------
* For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income per share                         $  1.28(1)
      Ratios (to average daily net assets):
        Expenses                                                 0.54%+
        Net investment income                                    9.02%+

(1)   Calculated based on average shares outstanding.
+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                        RATE           MATURITY              VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 88.7%
CONVERTIBLE CORPORATE BONDS -- 7.7%
Davita, Inc.                                     7.000%       05/15/2009         USD   500,000  $    497,000
Omnicare, Inc.                                   5.000%       12/01/2007               775,000       715,906
Royal Caribbean Cruises Step Up Notes(a)         0.000%       05/18/2021               175,000        61,250
Tenet Healthcare Corp.                           6.000%       12/01/2005             2,200,000     2,252,250
                                                                                                ------------
Total Convertible Corporate Bonds
  (Cost $3,252,352)                                                                                3,526,406
                                                                                                ------------
CORPORATE -- 71.8%
BANKING -- 3.0%
GS Escrow Corp. 144A Senior Notes                7.125%       08/01/2005             1,395,000     1,393,805
                                                                                                ------------
BASIC INDUSTRY -- 6.8%
CSC Holdings, Inc. Senior Notes                  7.625%       04/01/2011               500,000       501,256
CSC Holdings, Inc. Senior Notes                  8.125%       07/15/2009               675,000       696,411
Equistar Chemical                               10.125%       09/01/2008               675,000       681,750
Huntsman ICI Chemicals LLC(b)                    0.000%       12/31/2009               425,000       106,250
Huntsman ICI Chemicals LLC                      10.125%       07/01/2009               125,000       118,750
Pinnacle Partners 144A Senior Notes              8.830%       08/15/2004             1,005,000     1,026,803
                                                                                                ------------
                                                                                                   3,131,220
                                                                                                ------------
CAPITAL GOODS -- 4.3%
Alliant Techsystems, Inc.                        8.500%       05/15/2011               325,000       338,000
Allied Waste Industries 144A Notes               7.375%       01/01/2004               575,000       567,812
Allied Waste Industries Term Loan C              5.365%       07/21/2007               797,451       786,486
NVR Inc. Senior Notes                            8.000%       06/01/2005               300,000       303,000
                                                                                                ------------
                                                                                                   1,995,298
                                                                                                ------------
COMMUNICATIONS -- 3.0%
Exodus Communications Senior Notes{*}           11.625%       07/15/2010               375,000        75,000
McLeod USA, Inc. Senior Notes{*}                11.375%       01/01/2009               275,000        63,250
McLeod USA, Inc. Senior Step Up Notes{*}(a)      0.000%       03/01/2007               160,000        32,800
Nextel Communications, Inc. Senior Notes         9.500%       02/01/2011               575,000       445,625
Salem Communications Corp. Senior Sub Notes      9.500%       10/01/2007               500,000       517,500
Williams Communications Group, Inc. 144A
  Senior Notes                                  11.700%       08/01/2008               590,000       241,900
                                                                                                ------------
                                                                                                   1,376,075
                                                                                                ------------
CONSUMER CYCLICAL -- 26.8%
Adelphia Communications Senior Notes             8.125%       07/15/2003               200,000       199,000
Adelphia Communications Senior Notes            10.500%       07/15/2004               975,000       979,875
Ameristar Casinos, Inc.                         10.750%       02/15/2009               590,000       637,200
Anchor Gaming                                    9.875%       10/15/2008               525,000       573,563
Argosy Gaming Co.                               10.750%       06/01/2009               960,000     1,060,801
AT&T Corp.-Liberty Media Group                   7.875%       07/15/2009               350,000       356,148
Charter Communications Holdings LLC
  Senior Notes                                  10.750%       10/01/2009               750,000       789,375

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                        RATE           MATURITY              VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Charter Communications Holdings LLC
  Senior Step Up Notes(a)                        0.000%       01/15/2010         USD   300,000  $    214,500
D.R. Horton Inc.                                10.500%       04/01/2005               350,000       378,000
Echostar DBS Corp. 144A Senior Notes             9.125%       01/15/2009               375,000       375,938
Extended Stay America, Inc. Senior Sub Notes     9.875%       06/15/2011               225,000       229,500
Horseshoe Gaming LLC Notes                       9.375%       06/15/2007               400,000       426,000
Host Marriott LP 144A Senior Notes               9.500%       01/15/2007               450,000       451,125
Host Marriott LP Senior Notes                    8.375%       02/15/2006               600,000       576,000
Isle of Capri Casinos                            8.750%       04/15/2009               220,000       210,650
Kaufman & Broad Home Corp. Senior Notes          7.750%       10/15/2004               125,000       125,000
Lamar Media Corp.                                8.625%       09/15/2007               338,000       351,520
MeriStar Hospitality Corp. 144A Senior Notes
  REIT                                          10.500%       06/15/2009               350,000       353,500
Mohegan Tribal Gaming Authority                  8.125%       01/01/2006               900,000       927,000
Panamsat Notes                                   6.000%       01/15/2003               400,000       387,648
Panavision, Inc. Step Up Sub Notes(a)            0.000%       02/01/2006               530,000       190,800
Premier Parks Inc. Step Up Senior Notes(a)       0.000%       04/01/2008               325,000       277,875
Pulte Corp. Notes NCL                            7.625%       10/15/2017               200,000       180,114
Pulte Homes, Inc.                                7.000%       12/15/2003               125,000       127,905
Scotts Company                                   8.625%       01/15/2009               380,000       393,300
Speedway Motorsports                             8.500%       08/15/2007               500,000       510,000
Station Casinos, Inc.                            9.750%       04/15/2007               100,000       101,250
Univision Communications, Inc.                   7.850%       07/15/2011               975,000     1,002,141
                                                                                                ------------
                                                                                                  12,385,728
                                                                                                ------------
CONSUMER NONCYCLICAL -- 16.3%
Amerisourcebergen Corp. Senior Notes             8.125%       09/01/2008               400,000       418,000
Aramark Services, Inc.                           6.750%       08/01/2004                25,000        24,686
Aramark Services, Inc.                           7.000%       07/15/2006                25,000        23,971
Chattem Inc.                                     8.875%       04/01/2008               230,000       223,100
Columbia/HCA Healthcare                          8.360%       04/15/2024               275,000       281,875
Community Health Systems                         4.250%       10/15/2008                85,000        83,725
Conmed Corp. Notes                               9.000%       03/15/2008               540,000       545,400
Extendicare Health Sevices Senior Notes          9.350%       12/15/2007               250,000       235,000
HCA-The Healthcare Co. Senior Notes              7.875%       02/01/2011               850,000       875,500
Healthsouth Corp. 144A                           8.375%       10/01/2011             1,075,000     1,112,625
Ingles Markets, Inc. 144A Senior Sub Notes       8.875%       12/01/2011               475,000       465,500
Marsh Supermarket, Inc. Series B                 8.875%       08/01/2007               525,000       514,500
Quest Diagnostics, Inc.                          6.750%       07/12/2006               300,000       308,432
Select Medical Corp. Senior Sub Notes            9.500%       06/15/2009               100,000        99,500
Stater Brothers Holdings Senior Notes           10.750%       08/15/2006               950,000       983,250
Tricon Global Restaurant, Inc. Senior Notes      7.650%       05/15/2008             1,325,000     1,331,625
                                                                                                ------------
                                                                                                   7,526,689
                                                                                                ------------
ENERGY -- 6.9%
Calpine Corp. Senior Notes                       8.500%       02/15/2011                60,000        53,400
Chesapeake Energy Corp. 144A                     8.375%       11/01/2008               700,000       693,000
CMS Energy Corp. Senior Notes                    8.500%       04/15/2011             1,210,000     1,200,925
El Paso Energy Partners                          8.500%       06/01/2011               310,000       313,100
Lyondell Chemical Co. Series A                   9.625%       05/01/2007               105,000       105,525

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                        RATE           MATURITY              VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
Pogo Producing Co. 144A                          8.250%       04/15/2011         USD   400,000  $    408,000
Vintage Petroleum Senior Sub Notes               7.875%       05/15/2011               425,000       416,500
                                                                                                ------------
                                                                                                   3,190,450
                                                                                                ------------
INDUSTRIAL -- 1.3%
Felcor Lodging LP 144A REIT                      9.500%       09/15/2008               250,000       250,000
Gap, Inc. 144A                                   8.800%       12/15/2008               425,000       365,074
                                                                                                ------------
                                                                                                     615,074
                                                                                                ------------
NATURAL GAS -- 0.7%
Amerigas Partners Senior Notes                   8.875%       05/20/2011               300,000       309,000
                                                                                                ------------
PUBLIC UTILITY -- 1.6%
AES Corp. Senior Notes                           8.875%       02/15/2011               865,000       743,900
                                                                                                ------------
TECHNOLOGY -- 1.1%
Level 3 Communications Inc. Senior Step Up
  Notes(a)                                       0.000%       03/15/2010               265,000        63,600
Lucent Technologies, Inc.                        5.500%       11/15/2008               550,000       418,000
                                                                                                ------------
                                                                                                     481,600
                                                                                                ------------
Total Corporate (Cost $33,359,753)                                                                33,148,839
                                                                                                ------------
YANKEE BONDS -- 7.9%
British Sky Broadcasting                         6.875%       02/23/2009               475,000       451,634
Carnival Corp.                                   6.150%       04/15/2008               175,000       160,573
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                       0.000%       12/15/2006               740,000       666,000
Domtar, Inc.                                     7.875%       10/15/2011               500,000       515,749
GT Group Telecom, Inc. Senior Step Up
  Notes(a)                                       0.000%       02/01/2010               900,000       112,500
KPN-Qwest B.V. Senior Notes                      8.125%       06/01/2009               740,000       495,800
Quebecor Media, Inc. Senior Notes               11.125%       07/15/2011               340,000       362,100
Royal Caribbean Cruises Senior Notes             8.125%       07/28/2004               475,000       411,089
Tembec Industries, Inc.                          8.500%       02/01/2011               470,000       486,450
                                                                                                ------------
Total Yankee Bonds (Cost $3,896,854)                                                               3,661,895
                                                                                                ------------
FOREIGN DENOMINATED -- 1.3%
EURO -- 1.3%
Findexa II AS 144A Senior Notes                 10.250%       12/01/2011         EUR   150,000       139,377
Messer Griesheim Holding AG Senior Notes        10.375%       06/01/2011               500,000       470,161
                                                                                                ------------
Total Foreign Denominated (Cost $571,525)                                                            609,538
                                                                                                ------------
TOTAL BONDS AND NOTES (COST $41,080,484)                                                          40,946,678
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                    SHARES    (NOTE 1A)
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 7.7%

CONVERTIBLE PREFERRED STOCKS -- 5.3%
Equity Office Properties Trust 5.25% CVT Pfd REIT           25,000     1,137,500
Six Flags, Inc. 7.25% CVT Pfd                               60,900     1,339,800
                                                                    ------------
Total Convertible Preferred Stocks (Cost $2,632,965)                   2,477,300
                                                                    ------------
NON-CONVERTIBLE PREFERRED STOCKS -- 2.4%
California Federal 9.125% Pfd                               43,950     1,098,311
                                                                    ------------
Total Non-Convertible Preferred Stocks (Cost $1,108,644)               1,098,311
                                                                    ------------
TOTAL PREFERRED STOCKS (COST $3,741,609)                               3,575,611
                                                                    ------------
WARRANTS -- 0.0%

COMMUNICATIONS -- 0.0%
GT Group Telecom, Inc., 02/01/2010*                          2,855           950
                                                                    ------------
TOTAL WARRANTS (COST $59,438)                                                950
                                                                    ------------

TOTAL INVESTMENTS -- 96.4% (COST $44,881,531)                       $ 44,523,239

OTHER ASSETS, LESS LIABILITIES -- 3.6%                                 1,670,003
                                                                    ------------
NET ASSETS -- 100.0%                                                $ 46,193,242
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
NCL - Non-callable
REIT - Real Estate Investment Trust
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Zero coupon security.
{*}  Defaulted security.
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Opportunistic High Yield Fund (the "Fund") is a separate non-diversified investment series of the Trust. The Fund commenced operations on April 2, 2001.

      The investment objective of the Fund is to maximize total return, consistent with preserving principal, primarily through the generation of current income and, to a lesser extent, capital appreciation.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Funds's investment adviser. Advisory agreements between the fund and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, post-October losses, foreign currency, and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.10% of the Fund's average daily net assets for the period ended December 31, 2001. Pursuant to this agreement, for the period ended December 31, 2001, Standish Mellon voluntarily did not impose $477,953 of its investment advisory fee and reimbursed the Fund for $46,316 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the fiscal period ended December 31, 2001 were as follows:

                                                       PURCHASES       SALES
                                                      ------------  ------------
      U.S. Government Securities                      $ 19,692,870  $ 19,557,842
                                                      ============  ============
      Investments (non-U.S. Government Securities)    $313,591,252  $253,226,066
                                                      ============  ============

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    FOR THE PERIOD APRIL 2, 2001
                                                          (COMMENCEMENT OF
                                                             OPERATIONS)
                                                        TO DECEMBER 31, 2001
                                                    ----------------------------
      Shares sold                                           11,513,171
      Shares issued to shareholders in payment
        of  distributions declared                             552,677
      Shares redeemed                                       (9,241,590)
                                                            ----------
      Net increase                                           2,824,258
                                                            ==========

      At December 31, 2001, three shareholders held of record approximately 22%, 15%, and 13% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      All of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

      On April 2, 2001, the Fund commenced operations by issuing 8,279,361 shares for an initial contribution of securities in kind, with a market value of $165,587,226.

(5)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:



      Aggregate Cost                                                $45,067,099
                                                                    ===========
      Gross unrealized appreciation                                   1,187,178
      Gross unrealized depreciation                                  (1,731,038)
                                                                    -----------
      Net unrealized depreciation                                   $  (543,860)
                                                                    ===========


      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $12,675,306 which expires on December 31, 2009. The Fund elected to defer to its fiscal year ending December 31, 2002, $5,109,247 of losses recognized during the period from November 1, 2001 to December 31, 2001.

      The tax character of distributions paid during 2001 was as follows:

                                                                      AMOUNT
                                                                    -----------
      Distributions paid from:
        Ordinary income                                             $11,928,182
        Return of capital                                               299,702
                                                                    -----------
                                                                    $12,227,884
                                                                    ===========

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:


      Undistributed ordinary income                                $          0
      Accumulated loss                                              (12,675,306)

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund entered into no such transactions during the fiscal period ended December 31, 2001.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2001, the Fund held the following forward foreign currency or cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                            LOCAL PRINCIPAL   CONTRACT    MARKET    AGGREGATE    UNREALIZED
      CONTRACTS TO RECEIVE      AMOUNT       VALUE DATE    VALUE   FACE AMOUNT      GAIN
      --------------------------------------------------------------------------------------
      Euro Dollar              515,000       03/20/2002  $457,387   $459,649       $2,262

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund entered into no such transactions during the fiscal period ended December 31, 2001.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      The Fund entered into no such transactions during the fiscal period ended December 31, 2001.

(8)   CONCENTRATION OF RISK:

      The Fund invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Opportunistic High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Opportunistic High Yield Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 2, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows: To approve a new investment advisory agreement between the Fund and Standish Mellon, the successor to
Standish:

    Affirmative                              8,741,985.979
    Against                                          0.000
    Abstain                                          0.000
                                             -------------
    Total                                    8,741,985.979
                                             =============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                            NUMBER OF
                                                                        PRINCIPAL         PORTFOLIOS IN         OTHER
       NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
    ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
   DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the           20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                      Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph            20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody      20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex            20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                          PRINCIPAL          PORTFOLIOS IN        OTHER
          NAME,                                 TERM OF OFFICE          OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF            DURING PAST          OVERSEEN BY        HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED               5 YEARS              TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN        OTHER
          NAME,                                 TERM OF OFFICE           OCCUPATION(S)        FUND COMPLEX    DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF             DURING PAST         OVERSEEN BY        HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED                5 YEARS             OFFICER          OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President      Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   and Secretary                             Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President      Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   and Treasurer                             Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

                            Assistant Vice      Since 2001            Assistant Manager,           20         None
Cara E. Hultgren            President                                 Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2000; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish, Ayer &
1/19/71                                                               Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                       Management Discussion and Analysis

The Standish World High Yield Fund had a return of 1.52% for the year in 2001. This compares to a return of 5.28% for the benchmark Lehman High Yield Index. The World High Yield Fund adopted the Lehman High Yield Index as its primary benchmark in 2000. In 2001 the Fund lagged the Index by 376 basis points (bp) after outperforming by 870 bp in 2000 (Fund return 2.84% vs. Index -5.86%). The modest positive return for the high yield asset class in 2001 marked a reversal from 2000's negative results but continued to lag the performance of other higher-quality fixed income asset categories. The credit markets continued to be challenging during the year as large amounts of volatility and widely varying investment performance was experienced across sectors and ratings. Cash flows to high yield mutual funds were a positive $6.1 billion, this in contrast to the 2000 outflow of $5.9 billion. Emerging markets, though also volatile, were a net positive for the Fund in 2001. The JP Morgan EMBI+ only managed to return -0.79% for 2001, but Argentina had a disproportionate effect on the index return. Of the other countries in the index, most had returns in excess of 15% for the year. The return of the EM allocation in the Fund in 2001 was 12.40% - much better than the EMBI+ would otherwise indicate. This outperformance is due in large part to the fact that the portfolio eliminated its exposure to Argentina in July.

The performance of the high yield market fluctuated significantly during the year with four distinct performance sub-periods: a hot start, a drift through the end of summer, a big sell-off in September and a strong rebound in the last quarter. High Yield started very strongly in 2001 with a return (as measured by the Lehman High Yield Index) of 7.49% for the month of January. Between February and August monthly Index returns bounced back and forth between (2.80)% and +1.47% and at the end of August the year to date return stood at 6.70% -- below the mark established in January. The optimism in the market shown earlier in the year had gradually eroded as rising default rates and marked deterioration in the market's largest single sector - Telecom - pressured returns. On the economic front, the Federal Reserve was aggressively cutting interest rates in the face of higher unemployment, lower capital spending and lower capacity utilization. September proved to be the worst month for the high yield market in 10 years. Economic concerns increased dramatically following the September 11 terrorist attacks in New York and Washington DC as investors worried that consumer confidence and spending would fall significantly. Equity markets worldwide and credit sensitive financial assets all suffered price declines and the high yield market recorded a loss of 6.72% for September. As things calmed down, some military success was achieved and further Fed actions to liquefy the financial system took hold, the high yield market recovered nicely in October and November. Gains almost erased the damage done in September. By year-end, some sectors such as lodging and gaming were at tighter levels than they were on August 31. Telecom was the major exception to the recovery story.

On a quality basis higher rated high yield bonds outperformed weaker credits in 2001. The Fund's higher than average credit quality was a positive in this environment. The higher quality positioning however was not completely reflected in relation to the Index for two reasons. BB-rated bonds were especially strong (up 11.90%) in good measure driven by very strong performance by some "fallen angel" bonds moved down from the investment grade universe. Retail names including Saks, Rite Aid, J C Penney, K Mart and a number of others had significant price appreciation in 2001. This was a large source of underperformance for the Fund as it had minimal exposure to this sector. Another source of performance for the BB's was the price recovery of a number of issues that started the year at deeply depressed levels due to exposure to asbestos-related lawsuits. The Fund has attempted to avoid exposure to asbestos names. This positioning paid handsomely in 2000 but was a drag on 2001 results.

From a sector standpoint the major story of the year was the Wireline Telecom area. Funding and fundamental business viability concerns crushed the bond prices of many of the largest issuers in the high yield market. Winstar, XO Communications, Level 3, Global Crossing, Williams, McLeod U.S.A. and a number of other smaller companies all experienced financial difficulties and large price declines on their debt obligations. The Fund's slight overweight in this area was the largest performance negative in the Fund.

On the positive side Healthcare, Gaming and Cable all were strong performing sectors and the Fund maintained an overweight in these industries. In particular positions in hospital companies Tenet Healthcare and HCA and riverboat gaming operators were good investments.

Emerging Markets also began 2001 with strong returns which faded as Argentina struggled to finance its fiscal burden. A devaluation in Turkey added to the negative sentiment toward the asset class late in the first quarter. Hopes that a massive debt exchange in Argentina would alleviate some fiscal pressures brought another rally for EM debt in May, but these hopes proved to be short-lived. EM remained soft through October, first on Argentina contagion expectations and then on September 11 related concerns. The fourth quarter, however, marked a pronounced shift in sentiment - investors came to realize that Argentina's collapse would have little economic impact outside of its borders. The massive liquidity injected into the financial system after September 11 benefited most countries in the asset class. EM bonds, with the exception of Argentina and Venezuela, began to rally.

The Fund benefited from an early exit from Argentina, but also found strength from continued overweights in credits like Russia and Bulgaria. Oil-related credits did well early in the year since oil prices were at least $24/barrel until August. Peru and the Philippines both experienced difficult leadership changes that ultimately led to tighter spreads and stronger fundamentals. In the fourth quarter, higher beta credits like Brazil and Ecuador found favor with investors as it became clear that Argentina contagion would be limited. Venezuela started to unravel towards the end of the year on a combination of falling oil prices, rising political tensions, and a weakening economy. Shifting country allocations during the year enabled us to benefit from many of these developments.

Sector Allocation Strategy

Two significant portfolio shifts took place during the year. After September 11 investment grade holdings were reduced and redeployed into high yield Lodging, Gaming and Healthcare issues that had widened substantially in the sell-off. Also, starting in November the allocation to Emerging Markets was gradually increased from 7.5% at the end of October to 15% by the end of the year. The decision to expand our Emerging Markets exposure was based on the decoupling witnessed in the market between Argentina and the rest of the asset class. The fundamental improvements in Brazil, Russia, Mexico and others made EM credits particularly attractive at post-September 11 spread levels.

2002 Outlook

Following a volatile 2001, we believe the high yield market is poised to offer attractive returns in 2002. The Telecom meltdown is in the final stages and the new issuance market has been more focused on BB-rated securities. Issuers have improved their capitalization by terming out bank debt and reducing capital expenditures. According to Moody's, the default rate is expected to peak in April at 10% and decline for the remainder of the year. Therefore, with moderate economic growth, we expect the high yield asset class to produce returns of 8% to 12% in 2002. Our overweight positions are concentrated in the Gaming, Lodging, Healthcare, Domestic Cable, and Supermarket sectors. Meanwhile, we are underweight the Wireless Telecommunications, Media-Non Cable, and Retail sectors. Further, we believe the Emerging Market asset class will generate returns comparable to high yield and we enter the year with a 15% allocation to the asset class. Our exposure to European high yield remains low because of the distress the Telecommunications and Cable issuers are experiencing.

We thank you for your continued support.


/s/ Michael Tucker         /s/ John Peta

Michael Tucker             John Peta

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

            Comparison of Change in Value of $100,000 Investment in
           Standish World High Yield Fund, the Lehman Aggregate Index
                        and the Lehman High Yield Index

                                                        Lehman
                    Standish World    Lehman High      Aggregate
                   High Yield Fund    Yield Index        Index
                     $100,000.00      $100,000.00     $100,000.00
                     $101,500.00      $101,390.00     $101,186.90
                     $104,399.96      $104,178.23     $103,915.61
                     $103,949.99      $103,938.62     $103,029.21
                     $106,049.26      $105,996.60     $104,548.68
                     $103,919.16      $106,092.00     $106,065.37
                     $105,237.79      $107,110.48     $106,553.80
                     $106,199.98      $108,053.05     $107,626.58
                     $107,546.27      $109,998.01     $109,008.29
                     $108,271.14      $110,641.94     $108,926.21
                     $110,188.51      $111,680.64     $109,301.03
                     $110,346.08      $112,120.55     $109,871.91
1 Year               $109,978.41      $112,510.06     $110,913.60
                     $109,769.89      $112,914.53     $111,854.48
                     $110,782.29      $113,557.24     $112,091.84
                     $100,284.90      $107,290.70     $113,916.35
                     $102,526.26      $107,775.97     $116,583.36
                     $101,876.66      $105,566.78     $115,968.27
                     $107,831.14      $109,948.02     $116,625.12
                     $107,115.36      $110,069.18     $116,975.81
                     $107,565.89      $111,702.82     $117,811.37
                     $105,876.35      $111,045.12     $115,754.38
                     $108,475.93      $112,104.71     $116,396.58
                     $111,965.93      $114,276.96     $116,765.56
2 Year               $109,105.31      $112,729.54     $115,742.34
                     $109,633.05      $112,489.09     $115,372.66
                     $107,772.91      $112,941.97     $114,882.56
                     $106,435.88      $111,693.40     $114,824.20
                     $106,780.84      $110,889.65     $116,156.62
                     $105,658.04      $110,153.12     $116,585.12
                     $107,549.00      $111,448.52     $116,577.08
                     $109,471.76      $112,701.87     $116,014.94
                     $109,534.71      $112,215.90     $115,635.34
                     $111,045.52      $112,432.81     $117,033.60
                     $111,162.78      $110,069.36     $118,574.47
                     $108,921.63      $110,245.14     $118,236.06
3 Year               $106,552.37      $109,114.91     $118,181.79
                     $110,334.87      $111,337.04     $120,640.32
                     $111,442.74      $112,186.43     $121,735.37
                     $112,941.65      $112,954.01     $123,500.17
                     $112,161.90      $111,966.90     $124,276.49
                     $110,636.38      $108,380.60     $125,097.71
                     $107,717.91      $104,088.51     $127,143.69
                     $112,580.72      $106,097.84     $129,502.71
                     $119,958.36      $114,046.37     $131,619.56
                     $121,093.41      $115,565.92     $132,766.36
                     $118,750.74      $112,843.88     $133,432.59
                     $116,955.82      $111,439.20     $132,878.71
4 Year               $118,176.37      $113,445.78     $133,681.43
                     $114,298.06      $110,263.74     $134,185.81
                     $114,371.23      $111,886.60     $137,185.80
                     $115,102.97      $113,206.86     $138,757.67
                     $107,560.00      $105,599.00     $140,373.78
                     $111,145.00      $108,211.00     $143,311.81
                     $114,656.00      $112,158.00     $141,335.68
                     $114,289.00      $111,698.00     $140,431.13

                ------------------------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                                  Since
                                                Inception
                         1 Year      3 Year     06/02/97
                        --------     ------     ----------

                         1.52%       2.18%        2.96%

                ------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish World High Yield Portfolio
    ("Portfolio"), at value (Note 1A)                             $47,047,951
  Deferred organization costs (Note 1C)                                 1,532
  Prepaid expenses                                                      7,779
                                                                  -----------
    Total assets                                                   47,057,262
                                                                  -----------

LIABILITIES
  Payable for Fund shares redeemed                      $742,000
  Accrued accounting, custody and transfer agent fees      2,148
  Accrued expenses and other liabilities                  11,438
                                                        --------
    Total liabilities                                                 755,586
                                                                  -----------
NET ASSETS                                                        $46,301,676
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $59,454,144
  Accumulated net realized loss                                    (9,974,020)
  Distributions in excess of net investment income                    (10,806)
  Net unrealized depreciation                                      (3,167,642)
                                                                  -----------
TOTAL NET ASSETS                                                  $46,301,676
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           3,111,215
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     14.88
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                          $ 3,923,997
  Dividend income allocated from Portfolio                              193,341
  Expenses allocated from Portfolio                                    (219,779)
                                                                    -----------
    Net investment income allocated from Portfolio                    3,897,559

EXPENSES
  Accounting, custody, and transfer agent fees         $    27,577
  Legal and audit services                                  18,306
  Registration fees                                         12,740
  Amortization of organizational expenses (Note 1C)          3,610
  Trustees' fees and expenses (Note 2)                       2,000
  Insurance expense                                            723
  Miscellaneous                                              3,699
                                                       -----------
    Total expenses                                          68,655

Deduct:
  Reimbursement of Fund operating expenses (Note 2)        (68,422)
                                                       -----------
      Net expenses                                                          233
                                                                    -----------
        Net investment income                                         3,897,326
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from
    Portfolio on:
    Investment security transactions                    (4,829,299)
    Written options transactions                            39,051
    Foreign currency transactions and forward foreign
      currency exchange contracts                           81,383
                                                       -----------
      Net realized loss                                              (4,708,865)

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                  864,193
    Written options                                        (31,354)
    Foreign currency and forward foreign currency
      exchange contracts                                    91,253
                                                       -----------
      Change in net unrealized appreciation
        (depreciation)                                                  924,092
                                                                    -----------
    Net realized and unrealized loss on investments                  (3,784,773)
                                                                    -----------
      NET INCREASE IN NET ASSETS FROM OPERATIONS                    $   112,553
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 3,897,326        $ 3,275,283
  Net realized loss                                          (4,708,865)        (1,046,791)
  Change in net unrealized appreciation (depreciation)          924,092         (1,348,984)
                                                            -----------        -----------
  Net increase in net assets from investment operations         112,553            879,508
                                                            -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (3,594,597)        (3,618,639)
  Return of capital                                             (24,330)           (61,511)
                                                            -----------        -----------
    Total distributions to shareholders                      (3,618,927)        (3,680,150)
                                                            -----------        -----------

FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           20,105,805          4,382,121
  Value of shares issued to shareholders in payment of
    distributions declared                                    2,165,577            722,546
  Cost of shares redeemed                                    (4,269,917)        (1,635,431)
                                                            -----------        -----------
  Net increase in net assets from Fund share
    transactions                                             18,001,465          3,469,236
                                                            -----------        -----------
TOTAL INCREASE IN NET ASSETS                                 14,495,091            668,594

NET ASSETS
  At beginning of year                                       31,806,585         31,137,991
                                                            -----------        -----------
  At end of year (including distributions in excess of
    net investment income of $10,860 and $324,498)          $46,301,676        $31,806,585
                                                            ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                    FOR THE PERIOD
                                                                                                     JUNE 2, 1997
                                                                                                   (COMMENCEMENT OF
                                                       YEAR ENDED DECEMBER 31,                      OPERATIONS TO)
                                          -------------------------------------------------           DECEMBER 31,
                                          2001(a)         2000          1999          1998               1997
                                          -------       -------       -------       -------        ----------------
NET ASSET VALUE, BEGINNING OF YEAR        $ 15.88       $ 17.39       $ 19.02       $ 20.51             $ 20.00
                                          -------       -------       -------       -------             -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                     1.40(1)       1.64(1)       1.84(1)       1.70(1)             0.98(1)
  Net realized and unrealized gain
    (loss) on investments                   (1.18)        (1.19)        (1.45)        (1.52)               0.26
                                          -------       -------       -------       -------             -------
Total from investment operations             0.22          0.45          0.39          0.18                1.24
                                          -------       -------       -------       -------             -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                (1.21)        (1.93)        (2.00)        (1.67)              (0.63)
  From net realized gain on investments      0.00          0.00          0.00          0.00               (0.10)
  From tax return of capital                (0.01)        (0.03)        (0.02)         0.00                0.00
                                          -------       -------       -------       -------             -------
Total distributions to shareholders         (1.22)        (1.96)        (2.02)        (1.67)              (0.73)
                                          -------       -------       -------       -------             -------
NET ASSET VALUE, END OF YEAR              $ 14.88       $ 15.88       $ 17.39       $ 19.02             $ 20.51
                                          =======       =======       =======       =======             =======
Total Return+++                              1.52%         2.84%         2.20%         0.86%               6.20%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                              0.50%         0.37%         0.00%         0.00%               0.00%+
  Net Investment Income (to average
    daily net assets)*                       8.86%        10.41%         9.87%         8.40%               8.07%+
  Net Assets, End of Year (000's
    omitted)                              $46,302       $31,807       $31,138       $40,457             $27,398

----------
*     For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee payable to the
      Portfolio and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share           $  1.33(1)    $  1.64(1)    $  1.64(1)    $  1.51(1)          $  0.74(1)
Ratios (to average daily net assets):
  Expenses(2)                                0.97%         1.11%         1.08%         0.91%               1.96%+
  Net investment income                      8.39%         9.67%         8.79%         7.49%               6.11%+

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05 and decrease the ratio of net investment income to average net assets from 9.20% to 8.86%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish World High Yield Portfolio's allocated expenses.
+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absense of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish World High Yield Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish World High Yield Portfolio (the "Portfolio"), a subtrust of the Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The investment objective of the Fund is to maximize total return, consisting primarily of a high level of income.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      C. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through May 2002.

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      reclassifications, are primarily due to differing treatments for foreign currency transactions, amortization and/or accretion of premiums and discounts on certain securities, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2001, Standish Mellon voluntarily reimbursed the Fund for $68,422 of its operating expenses. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2001 aggregated $20,114,689 and $4,997,771, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                     YEAR ENDED            YEAR ENDED
                                                                 DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                 -----------------     -----------------
      Shares sold                                                    1,248,696              269,744
      Shares issued to shareholders in payment of
        distributions declared                                         145,422               45,360
      Shares redeemed                                                 (285,857)            (102,247)
                                                                     ---------             --------
      Net increase                                                   1,108,261              212,857
                                                                     =========             ========

      At December 31, 2001, two shareholders held of record approximately 55% and 13%, of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, through its investment in the Portfolio, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on the Fund's proportionate interest in securities held by the Portfolio as of that date:

                      NET UNREALIZED                  UNDISTRIBUTED NET
                APPRECIATION (DEPRECIATION)           INVESTMENT INCOME
                ---------------------------           -----------------
                         $27,021                           ($27,021)

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $146,633, increase net unrealized appreciation by $54,903, and decrease net realized loss by $91,730. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      Certain prior year amounts have been reclassified for presentation purposes.

(6)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $1,365,591, $1,721,238, $1,597,308 and $4,488,328
      which expire on December 31, 2006, 2007, 2008 and 2009, respectively. The Fund elected to defer to its fiscal year ending December 31, 2002 losses of $750,135 recognized during the period from November 1, 2001 to December 31, 2001.

      The tax character of distributions paid during 2001 was as follows:

                                                                      AMOUNT
                                                                    ----------

      Distributions paid from:
        Ordinary income                                             $3,594,597
        Return of capital                                               24,330
                                                                    ----------
                                                                    $3,618,927
                                                                    ==========

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:


      Undistributed ordinary income                                $         0
      Accumulated loss                                              (9,172,465)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish World High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish World High Yield Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:


             Affirmative                          2,649,565.889
             Against                                      0.000
             Abstain                                      0.000
                                                  -------------
             Total                                2,649,565.889
                                                  =============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                          RATE         MATURITY                 VALUE          (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 92.6%
CONVERTIBLE CORPORATE BONDS -- 2.4%
Davita, Inc.                                     7.000%       05/15/2009             USD     485,000  $   482,090
Integrated Health{*}                             0.000%       01/01/2001                     500,000          500
Omnicare, Inc.                                   5.000%       12/01/2007                      75,000       69,281
Royal Caribbean Cruises Step Up Notes(a)         0.000%       05/18/2021                      50,000       17,500
Tenet Healthcare Corp.                           6.000%       12/01/2005                     550,000      563,062
                                                                                                      -----------
Total Convertible Corporate Bonds
  (Cost $1,473,817)                                                                                     1,132,433
                                                                                                      -----------
CORPORATE -- 63.6%
BANKING -- 0.7%
GS Escrow Corp. 144A Senior Notes                7.125%       08/01/2005                     350,000      349,700
                                                                                                      -----------
BASIC INDUSTRY -- 6.4%
CSC Holdings, Inc.                               7.875%       12/15/2007                     150,000      155,256
CSC Holdings, Inc.                               8.125%       08/15/2009                     450,000      464,352
CSC Holdings, Inc. Senior Notes                  7.625%       04/01/2011                     150,000      150,377
CSC Holdings, Inc. Senior Notes                  8.125%       07/15/2009                     325,000      335,309
Equistar Chemical                               10.125%       09/01/2008                     450,000      454,500
Huntsman ICI Chemicals LLC(b)                    0.000%       12/31/2009                     400,000      100,000
Huntsman ICI Chemicals LLC                      10.125%       07/01/2009                     150,000      142,500
Lilly Industries Inc. Senior Notes               7.750%       12/01/2007                     230,000      226,250
Pinnacle Partners 144A Senior Notes              8.830%       08/15/2004                     625,000      638,559
Rose Hills Co. Senior Sub Notes                  9.500%       11/15/2004                     125,000      106,250
Ryland Group, Inc. Senior Notes                  8.000%       08/15/2006                     225,000      226,125
                                                                                                      -----------
                                                                                                        2,999,478
                                                                                                      -----------
CAPITAL GOODS -- 3.6%
Alliant Techsystems, Inc.                        8.500%       05/15/2011                      75,000       78,000
Allied Waste Industries                          8.875%       04/01/2008                     475,000      485,687
Allied Waste Industries 144A Notes              10.000%       08/01/2009                     300,000      309,000
Allied Waste Industries Term Loan C              5.365%       07/21/2007                     398,726      393,243
Allied Waste North America 144A Senior Notes     8.500%       12/01/2008                     300,000      303,000
NVR Inc. Senior Notes                            8.000%       06/01/2005                     100,000      101,000
                                                                                                      -----------
                                                                                                        1,669,930
                                                                                                      -----------
COMMUNICATIONS -- 2.7%
McLeod USA, Inc. Senior Notes{*}                 8.375%       03/15/2008                     450,000       96,750
Nextel Communications, Inc.                      9.375%       11/15/2009                     350,000      274,750
Salem Communications Corp. Senior Sub Notes      9.500%       10/01/2007                     625,000      646,875
Williams Communications Group, Inc.             10.700%       10/01/2007                     150,000       61,500
Williams Communications Group, Inc. 144A
  Senior Notes                                  11.700%       08/01/2008                     500,000      205,000
                                                                                                      -----------
                                                                                                        1,284,875
                                                                                                      -----------
CONSUMER CYCLICAL -- 26.0%
Adelphia Communications Senior Notes             8.125%       07/15/2003                     175,000      174,125
Adelphia Communications Senior Notes             9.250%       10/01/2002                     325,000      326,625

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                         RATE          MATURITY                 VALUE          (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Adelphia Communications Senior Notes            10.875%       10/01/2010             USD     600,000  $   615,000
Ameristar Casinos, Inc.                         10.750%       02/15/2009                     675,000      729,000
Anchor Gaming                                    9.875%       10/15/2008                     675,000      737,437
Argosy Gaming Co.                               10.750%       06/01/2009                     425,000      469,625
AT&T Corp. - Liberty Media Group                 7.875%       07/15/2009                     200,000      203,513
Charter Communications Holdings LLC Senior
  Notes                                          8.250%       04/01/2007                     975,000      936,000
Charter Communications Holdings LLC Senior
  Step Up Notes(a)                               0.000%       01/15/2010                     100,000       71,500
D.R. Horton Inc.                                10.500%       04/01/2005                     350,000      378,000
Echostar DBS Corp. 144A Senior Notes             9.125%       01/15/2009                     375,000      375,937
Extended Stay America, Inc. Senior Sub Notes     9.875%       06/15/2011                     110,000      112,200
Fox Sports Networks LLC Step Up Notes(a)         0.000%       08/15/2007                     100,000      100,000
HMH Properties                                   7.875%       08/01/2008                     175,000      161,000
Horseshoe Gaming Holdings                        8.625%       05/15/2009                     400,000      412,000
Horseshoe Gaming LLC Notes                       9.375%       06/15/2007                     250,000      266,250
Host Marriott LP 144A Senior Notes               9.500%       01/15/2007                     650,000      651,625
Host Marriott LP Senior Notes                    8.375%       02/15/2006                     300,000      288,000
Isle of Capri Casinos                            8.750%       04/15/2009                     660,000      631,950
Kaufman & Broad Home Corp. Senior Notes          7.750%       10/15/2004                     125,000      125,000
Lamar Media Corp.                                8.625%       09/15/2007                     225,000      234,000
Lear Corp.                                       7.960%       05/15/2005                     225,000      228,194
MeriStar Hospitality Corp.                       9.000%       01/15/2008                     225,000      212,625
MeriStar Hospitality Corp. 144A Senior Notes
  REIT                                          10.500%       06/15/2009                     175,000      176,750
Mohegan Tribal Gaming Authority                  8.375%       07/01/2011                     550,000      569,250
Mohegan Tribal Gaming Authority                  8.750%       01/01/2009                      50,000       52,125
Mohegan Tribal Gaming Authority                  8.125%       01/01/2006                     350,000      360,500
Panamsat Notes                                   6.000%       01/15/2003                     175,000      169,596
Panavision, Inc. Step Up Sub Notes(a)            0.000%       02/01/2006                     400,000      144,000
Premier Parks Inc.                               9.750%       06/15/2007                     225,000      227,250
Premier Parks Inc. Senior Notes                  9.250%       04/01/2006                     150,000      150,000
Premier Parks Inc. Step Up Senior Notes(a)       0.000%       04/01/2008                     225,000      192,375
Pulte Corp. Notes NCL                            7.625%       10/15/2017                      50,000       45,029
Pulte Homes, Inc.                                7.000%       12/15/2003                      25,000       25,581
Pulte Homes, Inc. 144A Senior Notes              7.875%       08/01/2011                      75,000       74,195
Scotts Company                                   8.625%       01/15/2009                     475,000      491,625
Six Flags, Inc. Senior Notes                     9.500%       02/01/2009                     125,000      126,562
Speedway Motorsports                             8.500%       08/15/2007                     350,000      357,000
Station Casinos, Inc.                            8.375%       02/15/2008                     400,000      408,000
Univision Communications, Inc.                   7.850%       07/15/2011                     200,000      205,567
                                                                                                      -----------
                                                                                                       12,215,011
                                                                                                      -----------
CONSUMER NONCYCLICAL -- 13.1%
Amerisourcebergen Corp. Senior Notes             8.125%       09/01/2008                     100,000      104,500
Aramark Services, Inc.                           6.750%       08/01/2004                      50,000       49,373
Chattem Inc.                                     8.875%       04/01/2008                     150,000      145,500
Columbia/HCA Healthcare                          8.850%       01/01/2007                     175,000      190,583
Community Health Systems                         4.250%       10/15/2008                      90,000       88,650
Conmed Corp. Notes                               9.000%       03/15/2008                     550,000      555,500
Davita, Inc.                                     9.250%       04/15/2011                      75,000       79,125
Elizabeth Arden, Inc.                           11.750%       02/01/2011                     125,000      129,375

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                         RATE          MATURITY                 VALUE          (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL (CONTINUED)
Extendicare Health Sevices Senior Notes          9.350%       12/15/2007             USD     259,000  $   243,460
HCA - The Healthcare Co.                         8.750%       09/01/2010                     875,000      955,938
HCA - The Healthcare Co. Senior Notes            7.875%       02/01/2011                     150,000      154,500
Healthsouth Corp. 144A                           8.375%       10/01/2011                     450,000      465,750
Ingles Markets, Inc. 144A Senior Sub Notes       8.875%       12/01/2011                     450,000      441,000
Marsh Supermarket, Inc. Series B                 8.875%       08/01/2007                     450,000      441,000
Omnicare, Inc.                                   8.125%       03/15/2011                     200,000      208,000
Quest Diagnostics, Inc.                          6.750%       07/12/2006                      75,000       77,108
Select Medical Corp. Senior Sub Notes            9.500%       06/15/2009                      75,000       74,625
Stater Brothers Holdings Senior Notes           10.750%       08/15/2006                     650,000      672,750
Tricon Global Restaurant, Inc. Senior Notes      7.450%       05/15/2005                     325,000      331,500
Tricon Global Restaurant, Inc. Senior Notes      8.875%       04/15/2011                     700,000      742,000
                                                                                                      -----------
                                                                                                        6,150,237
                                                                                                      -----------
ELECTRIC -- 2.2%
Niagara Mohawk Power Step Up Notes(a)            0.000%       07/01/2010                   1,125,000    1,028,299
                                                                                                      -----------
ENERGY -- 3.8%
Calpine Corp. Senior Notes                       8.500%       02/15/2011                      65,000       57,850
Chesapeake Energy Corp.                          8.125%       04/01/2011                     150,000      146,250
Chesapeake Energy Corp. 144A                     8.375%       11/01/2008                     275,000      272,250
CMS Energy Corp. Senior Notes                    9.875%       10/15/2007                     900,000      949,500
El Paso Energy Partners                          8.500%       06/01/2011                      80,000       80,800
Lyondell Chemical Co. Series A                   9.625%       05/01/2007                     110,000      110,550
Pogo Producing Co. 144A                          8.250%       04/15/2011                     175,000      178,500
                                                                                                      -----------
                                                                                                        1,795,700
                                                                                                      -----------
FINANCIAL -- 0.4%
Amresco Inc. Corp. Senior Sub Notes{*}           9.875%       03/15/2005                     475,000      118,750
Phoenix Re-Insurance Corp. Capital Notes         8.850%       02/01/2027                     135,000       64,800
                                                                                                      -----------
                                                                                                          183,550
                                                                                                      -----------
INDUSTRIAL -- 0.6%
Felcor Lodging LP 144A REIT                      9.500%       09/15/2008                     100,000      100,000
Gap, Inc. 144A                                   8.800%       12/15/2008                     200,000      171,799
                                                                                                      -----------
                                                                                                          271,799
                                                                                                      -----------
NATURAL GAS -- 0.4%
Amerigas Partners Senior Notes                   8.875%       05/20/2011                     200,000      206,000
                                                                                                      -----------
PUBLIC UTILITY -- 2.1%
AES Corp. Senior Notes                           8.875%       02/15/2011                     600,000      516,000
AES Corp. Senior Notes                           9.375%       09/15/2010                     550,000      486,750
                                                                                                      -----------
                                                                                                        1,002,750
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                        RATE           MATURITY                 VALUE          (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.1%
Level 3 Communications Inc. Senior Step Up
  Notes(a)                                       0.000%       03/15/2010             USD     275,000  $    66,000
Lucent Technologies, Inc.                        5.500%       11/15/2008                     575,000      437,000
                                                                                                      -----------
                                                                                                          503,000
                                                                                                      -----------
TRANSPORTATION -- 0.5%
Delta Air Lines                                  7.900%       12/15/2009                     250,000      222,500
                                                                                                      -----------
Total Corporate (Cost $30,905,999)                                                                     29,882,829
                                                                                                      -----------
YANKEE BONDS -- 22.9%
British Sky Broadcasting                         8.200%       07/15/2009                     575,000      590,055
Bulgaria FLIRB Series A(c)                       4.563%       07/28/2012                     460,000      414,000
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                       0.000%       12/15/2006                     490,000      441,000
Dominican Republic 144A                          9.500%       09/27/2006                     145,000      147,900
Domtar, Inc.                                     7.875%       10/15/2011                     600,000      618,899
GH Water Supply Holdings, Ltd. 144A              7.000%       06/22/2008                      86,000       81,485
GT Group Telecom, Inc. Senior Step Up
  Notes(a)                                       0.000%       02/01/2010                     925,000      115,625
Kingdom of Morocco(c)                            2.781%       01/05/2009                     130,000      115,375
KPN-Qwest B.V.                                   8.875%       02/01/2008                     200,000      121,217
KPN-Qwest B.V. Senior Notes                      8.125%       06/01/2009                     615,000      412,050
Lite-On Technology Corp. 144A CVT(b)             0.000%       12/15/2002                     250,000      317,499
Ministry Finance of Russia                       3.000%       05/14/2003                     350,000      316,969
Ministry Finance of Russia                       3.000%       05/14/2006                     440,000      305,800
Quebecor Media, Inc. Senior Notes               11.125%       07/15/2011                     220,000      234,300
Republic of Algeria(c)                           4.312%       09/04/2006                      70,000       64,138
Republic of Brazil(c)                            3.250%       04/15/2012                     215,000      151,038
Republic of Brazil                               8.875%       04/15/2024                     560,000      372,400
Republic of Brazil                              11.000%       08/17/2040                      95,000       73,150
Republic of Brazil                              14.500%       10/15/2009                     425,000      454,325
Republic of Brazil Series E(c)                   5.438%       04/15/2006                     259,200      227,934
Republic of Colombia                            10.000%       01/23/2012                     145,000      143,188
Republic of Colombia                            11.750%       02/25/2020                     145,000      144,275
Republic of Panama                               9.625%       02/08/2011                      70,000       71,400
Republic of Peru(c)                              4.500%       03/07/2017                     530,000      405,450
Republic of Philippines                         10.625%       03/16/2025                     180,000      176,625
Republic of Philippines                          9.500%       10/21/2024                     145,000      151,520
Republic of South Africa                         9.125%       05/19/2009                     195,000      206,700
Republic of Turkey(b)                            0.000%       04/03/2002                     320,000      324,428
Royal Caribbean Cruises Senior Notes             8.125%       07/28/2004                     100,000       86,545
Royal Caribbean Cruises Senior Notes             8.750%       02/02/2011                     625,000      502,163
Russian Federation                               5.000%       03/31/2030                     893,950      518,491
Russian Federation                              12.750%       06/24/2028                     360,000      391,500
Swiss Life Finance Ltd. 144A CVT                 2.000%       05/20/2003                      75,000       77,625
Swiss Life Finance Ltd. 144A CVT                 2.000%       05/20/2005                     105,000      108,019
Tembec Industries, Inc.                          8.500%       02/01/2011                     400,000      414,000
Ukraine Government Senior Notes                 11.000%       03/15/2007                     126,900      119,603
United Mexican States                            8.375%       01/14/2011                     935,000      970,063
United Mexican States                           11.500%       05/15/2026                     310,000      394,785
                                                                                                      -----------
Total Yankee Bonds (Cost $11,273,484)                                                                  10,781,539
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                         RATE          MATURITY                 VALUE          (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
NON-AGENCY -- 0.1%

PASS THRU SECURITIES -- 0.1%
FMAC Loan Receivables Trust 1997-A D 144A        8.140%       04/15/2019             USD     350,000  $    38,500
                                                                                                      -----------
Total Non-Agency (Cost $38,500)                                                                            38,500
                                                                                                      -----------
FOREIGN DENOMINATED -- 3.6%

EURO -- 2.8%
Bundes Obligation Series 135                     5.000%       05/20/2005             EUR      70,000       64,125
Colt Telecom Europe PLC CVT                      2.000%       12/16/2006                     125,000       62,809
Colt Telecom Group PLC CVT                       2.000%       03/29/2006                     325,000      170,907
Colt Telecom Group PLC Senior Notes              7.625%       07/31/2008                     400,000      129,423
Deutschland Republic                             5.250%       07/04/2010                      70,000       63,770
Exodus Communications Senior Notes{*}           11.375%       07/15/2008                     660,000      111,769
Findexa II AS 144A Senior Notes                 10.250%       12/01/2011                     150,000      139,377
Messer Griesheim Holding AG Senior Notes        10.375%       06/01/2011                     550,000      517,177
Versatel Telecom BV                              4.000%       12/17/2004                     460,000      102,500
                                                                                                      -----------
                                                                                                        1,361,857
                                                                                                      -----------
JAPAN -- 0.4%
Republic of Algeria(c)                           0.938%       03/04/2010             JPY  29,383,041      179,233
                                                                                                      -----------
POLAND -- 0.4%
Government of Poland(b)                          0.000%       08/21/2003             PLN     875,000      188,775
                                                                                                      -----------
Total Foreign Denominated (Cost $2,631,360)                                                             1,729,865
                                                                                                      -----------
TOTAL BONDS AND NOTES (COST $46,323,160)                                                               43,565,166
                                                                                                      -----------

                                                                                         SHARES
                                                                                      ------------
EQUITIES -- 0.0%

COMMON STOCKS -- 0.0%
Guangdong Investment Ltd. (Hong Kong)*                                                       110,707       10,931
                                                                                                      -----------
TOTAL EQUITIES (COST $25,358)                                                                              10,931
                                                                                                      -----------
PREFERRED STOCKS -- 5.9%

CONVERTIBLE PREFERRED STOCKS -- 2.3%
Equity Office Properties Trust 144A CVT, Pfd                                                  17,000      773,500
Six Flags, Inc. 7.25% CVT Pfd                                                                 13,600      299,200
                                                                                                      -----------
Total Convertible Preferred Stocks (Cost $1,143,395)                                                    1,072,700
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                                         VALUE
                  SECURITY                                                                 SHARES      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS -- 3.6%
California Federal 9.125% Pfd                                                                 61,000  $ 1,524,390
Global Crossing PIK 10.50% Pfd                                                                 4,210          421
Paxson Communications 12.5% PIK Pfd*                                                             158      145,360
                                                                                                      -----------
Total Non-Convertible Preferred Stocks (Cost $1,965,601)                                                1,670,171
                                                                                                      -----------
TOTAL PREFERRED STOCKS (COST $3,108,996)                                                                2,742,871
                                                                                                      -----------
WARRANTS -- 0.0%

COMMUNICATIONS -- 0.0%
GT Group Telecom, Inc., 02/01/2010*                                                              925          462
                                                                                                      -----------
TOTAL WARRANTS (COST $19,250)                                                                                 462
                                                                                                      -----------
SHORT-TERM INVESTMENTS -- 0.0%

REPURCHASE AGREEMENTS -- 0.0%
Tri-party repurchase agreement dated 12/31/01 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/02, with a maturity value of
$5,164 and an effective yield of 0.60%, collateralized by a U.S. Government
Obligation with a rate of 5.50%, a maturity date of 08/15/28 and an aggregated
market value of $10,103.                                                                                    5,164
                                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,164)                                                                  5,164
                                                                                                      -----------

TOTAL INVESTMENTS -- 98.5% (COST $49,481,928)                                                         $46,324,594

OTHER ASSETS, LESS LIABILITIES -- 1.5%                                                                    723,468
                                                                                                      -----------
NET ASSETS -- 100.0%                                                                                  $47,048,062
                                                                                                      ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
EUR - Euro
FLIRB - Front Loaded Interest Reduction Bond
JPY - Japanese Yen
NCL - Non-callable
PIK - Payment-in-kind
PLN - Polish Zloty
REIT - Real Estate Investment Trust
USD - United States Dollar
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Zero coupon security.
(c)  Variable Rate Security; rate indicated is as of 12/31/01.
*    Non-income producing security.
{*}  Defaulted security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------  ----------
Consumer Cyclical                                                   29.0%
Foreign Government                                                  14.2%
Consumer Noncyclical                                                13.1%
Basic Industry                                                       9.1%
Financial                                                            6.5%
Communications                                                       5.1%
Industrial                                                           4.0%
Energy                                                               3.8%
Capital Goods                                                        3.6%
Electric                                                             2.2%
Public Utility                                                       2.1%
Technology                                                           1.7%
Services                                                             1.6%
Public Administration                                                0.9%
Banking                                                              0.7%
Transportation                                                       0.5%
Natural Gas                                                          0.4%
                                                              ----------
                                                                    98.5%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
TOP TEN COUNTRIES BY ISSUER                                     ASSETS
------------------------------------------------------------  ----------
United States of America                                            72.1%
United Kingdom                                                       3.4%
Russia                                                               3.3%
Canada                                                               2.9%
Mexico                                                               2.9%
Brazil                                                               2.7%
Germany                                                              1.4%
Netherlands                                                          1.4%
Liberia                                                              1.3%
Bulgaria                                                             0.9%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $49,481,928)                                                  $46,324,594
  Cash                                                                 26,440
  Foreign currency, at value (identified cost, $2,296)                  2,202
  Receivable from investment adviser (Note 2)                             960
  Interest and dividends receivable                                   956,960
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                        23,953
  Deferred organization costs (Note 1F)                                   478
  Prepaid expenses                                                      1,717
                                                                  -----------
    Total assets                                                   47,337,304

LIABILITIES
  Payable for investments purchased                     $222,886
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                           11,923
  Payable for closed forward foreign currency exchange
    contracts (Note 5)                                    23,708
  Accrued accounting and custody fees                      5,124
  Accrued trustees' fees and expenses (Note 2)                65
  Accrued expenses and other liabilities                  25,536
                                                        --------
    Total liabilities                                                 289,242
                                                                  -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                      $47,048,062
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $ 3,924,007
  Dividend income                                                       193,341
                                                                    -----------
    Total income                                                      4,117,348

EXPENSES
  Investment advisory fee (Note 2)                      $   219,779
  Accounting and custody fees                                84,371
  Legal and audit services                                   40,402
  Insurance expense                                           6,510
  Trustees' fees and expenses (Note 2)                        3,312
  Amortization of organizational expenses (Note 1F)           1,194
  Miscellaneous                                               1,514
                                                        -----------
    Total expenses                                          357,082

Deduct:
  Waiver of investment advisory fee                        (137,303)
                                                        -----------
      Net expenses                                                      219,779
                                                                    -----------
        Net investment income                                         3,897,569
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (4,829,309)
    Written options transactions                             39,051
    Foreign currency transactions and forward foreign
      currency exchange contracts                            81,383
                                                        -----------
      Net realized loss                                              (4,708,875)

  Change in unrealized appreciation (depreciation)
    Investment securities                                   864,193
    Written options                                         (31,354)
    Foreign currency and forward foreign currency
      exchange contracts                                     91,253
                                                        -----------
      Change in net unrealized appreciation
        (depreciation)                                                  924,092
                                                                    -----------
    Net realized and unrealized loss                                 (3,784,783)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   112,786
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 3,897,569        $ 3,275,291
  Net realized loss                                          (4,708,875)        (1,046,793)
  Change in net unrealized appreciation (depreciation)          924,092         (1,348,986)
                                                            -----------        -----------
  Net increase in net assets from investment operations         112,786            879,512
                                                            -----------        -----------
CAPITAL TRANSACTIONS
  Contributions                                              20,114,689          4,382,121
  Withdrawals                                                (4,997,771)        (4,587,048)
                                                            -----------        -----------
  Net increase (decrease) in net assets from capital
    transactions                                             15,116,918           (204,927)
                                                            -----------        -----------
TOTAL INCREASE IN NET ASSETS                                 15,229,704            674,585

NET ASSETS
  At beginning of year                                       31,818,358         31,143,773
                                                            -----------        -----------
  At end of year                                            $47,048,062        $31,818,358
                                                            ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                                JUNE 2, 1997
                                                                              (COMMENCEMENT OF
                                               YEAR ENDED DECEMBER 31,         OPERATIONS) TO
                                          ----------------------------------    DECEMBER 31,
                                          2001(A)   2000     1999     1998          1997
                                          -------  -------  -------  -------  ----------------
TOTAL RETURN                                 1.54%    2.84%    2.20%    0.86%        6.20%++

RATIOS:
  Expenses (to average daily net
    assets)*                                 0.50%    0.37%    0.00%    0.00%        0.00%+
  Net Investment Income (to average
    daily net assets)*                       8.87%   10.37%    9.83%    8.40%        8.07%+
  Portfolio Turnover                          117%     148%     137%     145%          25%++
  Net Assets, End of Year (000's
    omitted)                              $47,048  $31,818  $31,144  $41,641      $27,784

----------
*     For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

      Ratios (to average daily net assets):
        Expenses                             0.81%    0.89%    0.86%    0.75%        1.50%+
        Net investment income                8.56%    9.85%    8.97%    7.65%        6.57%+

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 9.20% to 8.87%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+     Computed on an annualized basis.
++    Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish World High Yield Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The investment objective of the Portfolio is to maximize total return, consisting primarily of a high level of income.

      At December 31, 2001, there was one fund, Standish World High Yield Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2001 was approximately 100%.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through May 2002.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2001. Pursuant to this

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      agreement, for the year ended December 31, 2001, Standish Mellon voluntarily did not impose $137,303 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2001 were as follows:

                                                        PURCHASES      SALES
                                                       -----------  -----------
      U.S. Government Securities                       $ 1,012,790  $ 1,020,475
                                                       ===========  ===========
      Investments (non-U.S.Government Securities)      $66,119,071  $47,396,705
                                                       ===========  ===========

(4)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $49,533,348
                                                                    ===========
      Gross unrealized appreciation                                   1,268,607
      Gross unrealized depreciation                                  (4,477,361)
                                                                    -----------
      Net unrealized depreciation                                   $(3,208,754)
                                                                    ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of written put options for the year ended December 31, 2001 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                               NUMBER OF CONTRACTS     PREMIUMS
                                               -------------------     --------

      Outstanding, beginning of period                  2              $ 12,334
      Options expired                                  (2)              (12,334)
                                                       --              --------
      Outstanding, end of period                        0              $      0
                                                       ==              ========


      At December 31, 2001, the Portfolio had no open written put option contracts.

      A summary of written call options for the year ended December 31, 2001 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                               NUMBER OF CONTRACTS      PREMIUMS
                                               -------------------      --------

      Outstanding, beginning of period                  1               $ 1,943
      Options written                                   1                   689
      Options exercised                                 0                     0
      Options expired                                  (1)                 (689)
      Options closed                                   (1)               (1,943)
                                                       --               -------
      Outstanding, end of period                        0               $     0
                                                       ==               =======

      At December 31, 2001, the Portfolio had no open written call option contracts.

      A summary of written currency options for the year ended December 31, 2001 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                               NUMBER OF CONTRACTS     PREMIUMS
                                               -------------------     --------

      Outstanding, beginning of period                  5              $ 43,781
      Options written                                   2                 9,246
      Options exercised                                 0                     0
      Options expired                                  (2)              (13,944)
      Options closed                                   (5)              (39,083)
                                                      ---              --------
      Outstanding, end of period                        0              $      0
                                                      ===              ========


      At December 31, 2001, the Portfolio had no open written currency option contracts.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Portfolio entered into no such transactions during the year ended December 31, 2001.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2001, the Portfolio held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                LOCAL PRINCIPAL    CONTRACT      MARKET    AGGREGATE   UNREALIZED
      CONTRACTS TO RECEIVE          AMOUNT        VALUE DATE     VALUE    FACE AMOUNT  GAIN/(LOSS)
      --------------------------------------------------------------------------------------------
      Euro Dollar                  1,862,000      03/20/2002   $1,653,699  $1,672,414   $ 18,715
      Japanese Yen                15,860,000      03/20/2002      121,028     126,266      5,238
      New Zealand Dollar               5,000      03/20/2002        2,067       2,067          0
      Polish Zloty                 1,470,000      02/28/2002      364,356     352,433    (11,923)
                                                               ----------  -----------  --------
      TOTAL                                                    $2,141,150  $2,153,180   $ 12,030
                                                               ==========  ===========  ========

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolio segregates securities having a value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2001, the Portfolio did not have any delayed delivery transactions.

(7)   CONCENTRATION OF RISK:

      The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

      There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(8)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

      For the year ended December 31, 2001, the expense related to the commitment fee was $1,696 for the Portfolio.

      During the year ended December 31, 2001, the Portfolio had no borrowings under the credit facility.

(9)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH WORLD HIGH YIELD PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The cumulative effect of the accounting change had no impact on total net assets of the Portfolio, but resulted in a decrease of $27,021 to the cost basis of securities as of January 1, 2001, based on securities held by the Portfolio as of that date.

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $146,633, increase net unrealized appreciation by $54,903, and decrease net realized loss by $91,730. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish World High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish World High Yield Portfolio (the "Portfolio"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:

         Affirmative                                    2,649,565.889
         Against                                                0.000
         Abstain                                                0.000
                                                        -------------
         Total                                          2,649,565.889
                                                        =============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE

------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

Cara E. Hultgren            Assistant Vice      Since 2001            Assistant Manager,           20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish, Ayer &
                                                                      Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       Management Discussion and Analysis

The bond markets produced generally good results in 2001. The Standish Global Fixed Income Fund returned 4.51% for the year, after all expenses, compared to 6.15% for our benchmark, the JP Morgan Hedged Global Government Bond Index.

The over-investment of the late 1990s ended in bust, and the U.S. Federal Reserve Board responded by lowering the Fed Funds rate almost the moment 2001 began. The Fed continued to reduce short-rates all year long, a whopping decline of 4.75%. Central banks elsewhere lowered rates as well, though few with the earnest of the Fed. By springtime, the U.S. economy had entered recession, Europe was stumbling, and Japan was mired in economic blight. A synchronized global economic slowdown was underway. In September, the terrorist attacks brought new trauma to the financial markets. It was not until November that the U.S. bond market finally decided that a renewal of economic growth was on the horizon, and the market closed the year with bond yields rising fairly sharply. Overseas, Europe continued the pattern of lagging the U.S. economic cycle by several months, with less volatile swings on either the upside or downside. The European Central Bank was far more conservative in its easings, preferring to be certain that inflation - which had been a bit "stickier" in Europe - was well under control. Japan, despite short-term rates at virtually 0%, slid further into recession. Efforts by the central bank to provide an additional monetary policy boost to the economic system did not appear to be particularly fruitful. Only the UK seemed to buck the trend of a significant global slowdown, held up by a relatively buoyant consumer sector.

Bonds produced respectable returns, although how respectable was largely a function of where you were invested along the yield curve. While long-term bond yields fell modestly or were stable, short rates dropped dramatically and the shape of the yield curve moved from flat to steep. Investment grade credit performed well while high yield had considerable difficulty as certain sectors, most notably telecom, were battered. A number of well-known corporations found themselves in or near bankruptcy by year-end. Among countries, Japan was, surprisingly, the year's best performer (in currency hedged terms). Europe lagged, as did most peripheral markets.

The Fund underperformed its benchmark. Our yield curve distribution (both in the U.S. and Europe) contributed to this underperformance. Yields on the short-end of the curves fell rapidly while we had positions of modestly longer duration. Our Japan positioning was not helpful, as we believed that with 5-year Japan yields so low (less than 1%) and the country's financial outlook increasingly precarious, the risk/reward tradeoff did not favor short-to-intermediate term Japanese bonds. We underweight the UK, which was positive for the portfolio as this market turned in the developed world's worst performance. Likewise, our use of investment grade corporate bonds was a positive contributor. We had only a modest position in below investment grade credit. Consequently, we were able to largely avoid the debacle of the high yield market. Nevertheless, since our index includes only government bonds, this position detracted on a relative basis.

We believe that the outlook for 2002 is favorable for bonds. Although the economy is poised to recover, inflation is benign. Corporations have been busy cutting costs and working off excess inventory, while central banks have been busy cutting interest rates and creating liquidity, creating the conditions for potential strong performance by corporates relative to government bonds.

We appreciate your continued support and look forward to working on your behalf.


/s/ W. Charles Cook

W. Charles Cook

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

            Comparison of Change in Value of $100,000 Investment in
   Standish Global Fixed Income Fund and the J.P. Morgan Hedged Global Index

                                J.P.
                  Standish     Morgan
                   Global      Global
                   Fixed       Hedged
                 Income Fund    Index
                   100000      100000
                   101350      100330
                    97950       98203
                    95200       96828
                    94237       96112
                    92971       95487
                    91805       94895
                    93228       95929
                    92313       95459
                    91602       95001
                    92212       95181
                    92822       95829
1 Year              92923       95953
                    93801       97268
                    94731       98863
                    95661      100297
                    97598      101741
                   101263      105251
                   100635      105377
                   102014      106083
                   103447      107080
                   104454      108472
                   106013      109807
                   108323      111904
2 Year             109774      113124
                   111348      114266
                   109718      112632
                   109830      112869
                   111026      113478
                   111197      113898
                   112677      114980
                   113023      115624
                   114465      116549
                   118270      118764
                   120839      120889
                   124166      123150
3 Year             124076      122854
                   125681      123899
                   126793      124456
                   125307      123585
                   127058      125093
                   128433      125931
                   130309      122783
                   133031      130517
                   132398      130060
                   135246      132245
                   135886      133700
                   136847      134555
4 Year             138574      136210
                   140205      138145
                   140137      138711
                   141636      139613
                   142117      140297
                   143631      142050
                   144158      143073
                   145207      143989
                   144928      147272
                   147527      151027
                   144979      150695
                   148306      151765
5 Year             148244      151765
                   150656      153298
                   148463      151243
                   150222      152634
                   151924      154070
                   150518      153145
                   149043      151415
                   147170      151097
                   146346      151263
                   147094      152034
                   146827      152994
                   148633      154539
6 Year             150365      157105
                   150285      157497
                   150683      158427
                   152520      159805
                   153649      161099
                   154939      161840
                   155426      162828
                   156079      164244
                   158448      167348
                   161719      169624
                   164425      171350
                   165821      173029
7 Year             166346      174102
                   164416      172553
                   164767      173329
                   165460      174300
                   166971      176722
                   168216      178490
                   167949      179757
                   171683      183568
                   170617      181677
                   169012      180006

                ------------------------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                                        Since
                                                      Inception
                   1 Year      3 Year     5 Year     01/03/1994
                  --------     ------     ------     ----------

                   4.51%       4.47%      6.38%        6.78%

                ------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Investing in international securities involves risks such as currency fluctuation and political instability.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Global Fixed Income
    Portfolio ("Portfolio"), at value (Note 1A)                    $364,067,764
  Receivable for Fund shares sold                                     5,050,224
  Prepaid expenses                                                       11,724
                                                                   ------------
    Total assets                                                    369,129,712

LIABILITIES
  Payable for Fund shares redeemed                     $9,757,808
  Accrued accounting, custody and transfer agent fees       3,649
  Accrued expenses and other liabilities                   10,443
                                                       ----------
    Total liabilities                                                 9,771,900
                                                                   ------------
NET ASSETS                                                         $359,357,812
                                                                   ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                  $396,459,744
  Accumulated net realized loss                                     (29,889,585)
  Undistributed net investment income                                 2,964,828
  Net unrealized depreciation                                       (10,177,175)
                                                                   ------------
TOTAL NET ASSETS                                                   $359,357,812
                                                                   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            19,475,476
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                  $      18.45
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio (net of
    foreign withholding taxes of $10,862)                             $18,739,262
  Dividend income allocated from Portfolio                                 15,750
  Expenses allocated from Portfolio                                    (1,988,557)
                                                                      -----------
    Net investment income allocated from Portfolio                     16,766,455

EXPENSES
  Accounting, custody, and transfer agent fees          $     41,783
  Legal and audit services                                    30,907
  Registration fees                                           19,300
  Trustees' fees and expenses (Note 2)                         2,000
  Insurance expense                                            1,802
  Miscellaneous                                               13,368
                                                        ------------
    Total expenses                                                        109,160
                                                                      -----------
      Net investment income                                            16,657,295
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                      (2,225,599)
    Financial futures contracts                              981,354
    Written options transactions                             (37,922)
    Foreign currency transactions and forward foreign
      currency exchange contracts                         10,642,578
                                                        ------------
      Net realized gain                                                 9,360,411

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                (19,410,429)
    Financial futures contracts                              398,244
    Written options                                          787,640
    Foreign currency and forward foreign currency
      exchange contracts                                   8,941,950
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                 (9,282,595)
                                                                      -----------
    Net realized and unrealized gain on investments                        77,816
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $16,735,111
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $ 16,657,295       $ 21,528,610
  Net realized gain                                           9,360,411          4,873,604
  Change in net unrealized appreciation (depreciation)       (9,282,595)         9,467,824
                                                           ------------       ------------
  Net increase in net assets from investment operations      16,735,111         35,870,038
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                (17,825,073)       (39,240,134)
                                                           ------------       ------------
  Total distributions to shareholders                       (17,825,073)       (39,240,134)
                                                           ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           24,643,991         36,463,099
  Value of shares issued to shareholders in payment of
    distributions declared                                   13,348,879         27,827,339
  Cost of shares redeemed                                   (51,284,215)       (66,427,541)
                                                           ------------       ------------
  Net decrease in net assets from Fund share
    transactions                                            (13,291,345)        (2,137,103)
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS                                (14,381,307)        (5,507,199)
NET ASSETS
  At beginning of year                                      373,739,119        379,246,318
                                                           ------------       ------------
  At end of year (including undistributed net
    investment income of $2,964,828 and distributions
    in excess of net investment income of $3,159,039,
    respectively)                                          $359,357,812       $373,739,119
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------
                                             2001(A)        2000        1999        1998        1997
                                          -------------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR          $  18.53      $  18.76    $  20.28    $  20.39    $  20.09
                                            --------      --------    --------    --------    --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.84(1)       1.06(1)     1.26(1)     1.28(1)     1.34(1)
  Net realized and unrealized gain
    (loss) on investments                      (0.01)(2)      0.71       (1.38)       0.12        0.96
                                            --------      --------    --------    --------    --------
Total from investment operations                0.83          1.77       (0.12)       1.40        2.30
                                            --------      --------    --------    --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.91)        (2.00)      (1.40)      (1.21)      (1.98)
  From net realized gain on investments         0.00          0.00        0.00       (0.30)      (0.02)
                                            --------      --------    --------    --------    --------
Total distributions to shareholders            (0.91)        (2.00)      (1.40)      (1.51)      (2.00)
                                            --------      --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                $  18.45      $  18.53    $  18.76    $  20.28    $  20.39
                                            ========      ========    ========    ========    ========
TOTAL RETURN                                    4.51%         9.79%      (0.64)%      6.98%      11.68%+

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    0.56%         0.56%       0.54%       0.56%       0.65%
  Net Investment Income (to average
    daily net assets)*                          4.46%         5.59%       6.31%       6.18%       6.42%
  Net Assets, End of Year (000's
    omitted)                                $359,358      $373,739    $379,246    $458,526    $255,762

----------
*     For the period indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

      Net investment income per share       $    N/A      $    N/A    $    N/A    $    N/A    $   1.33(1)
      Ratios (to average daily net assets):
        Expenses                                 N/A           N/A         N/A         N/A        0.66%
        Net investment income                    N/A           N/A         N/A         N/A        6.41%

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, to increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 4.50% to 4.46%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+     Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The investment objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, amortization and/or accretion of premiums and discounts on certain securities, capital loss carryforwards, losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2001, aggregated $19,876,575 and $48,001,078 respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                            YEAR ENDED            YEAR ENDED
                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                        -----------------     -----------------
      Shares sold                                            1,312,024             1,930,165
      Shares issued to shareholders in payment of
        distributions declared                                 715,283             1,508,247
      Shares redeemed                                       (2,721,859)           (3,485,653)
                                                           -----------           -----------
      Net decrease                                            (694,552)              (47,241)
                                                           ===========           ===========

      At December 31, 2001, 3 shareholders held of record approximately 24%, 20% and 11% of the total outstanding shares of the Fund, respectively.

(5)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, through its investment in the Portfolio, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on the Fund's proportionate interest in securities held by the Portfolio as of that date:

            NET UNREALIZED                        UNDISTRIBUTED NET
      APPRECIATION (DEPRECIATION)                 INVESTMENT INCOME
      ---------------------------                 -----------------
             $1,486,574                              ($1,486,574)

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $142,805, decrease net unrealized appreciation by $1,365,066, and decrease net realized loss by $1,507,871. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      Certain prior year amounts have been reclassified for presentation purposes.

(6)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $13,797,057, $15,100,842 and $410,097, which expire on December 31, 2007,
      2008 and 2009, respectively.

      The tax character of distributions paid during 2001 was as follows:

                                                                      AMOUNT
                                                                   ------------
      Distributions paid from:
        Ordinary income                                            $ 17,825,073

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                $  5,081,171
      Accumulated loss                                              (29,307,996)

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:

  Affirmative                                                 14,323,912.040
  Against                                                            484.000
  Abstain                                                          5,994.000
                                                              --------------
  Total                                                       14,330,390.040
                                                              ==============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                           PAR              VALUE
SECURITY                                        RATE           MATURITY                   VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 93.1%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
Bear Stearns Mortgage 1998-2 B                   6.750%       04/30/2030            USD   1,295,591     $  1,275,954
                                                                                                        ------------
Total Collateralized Mortgage Obligations
  (Cost $1,286,694)                                                                                        1,275,954
                                                                                                        ------------
CONVERTIBLE CORPORATE BONDS -- 0.0%
Royal Caribbean Cruises Step Up Notes(a)         0.000%       05/18/2021                    200,000           70,000
                                                                                                        ------------
Total Convertible Corporate Bonds (Cost $85,479)                                                              70,000
                                                                                                        ------------
CORPORATE -- 18.0%
BANKING -- 1.4%
Dime Bancorp, Inc.                               9.000%       12/19/2002                    900,000          944,451
FleetBoston Financial Corp.                      7.250%       09/15/2005                  1,250,000        1,338,953
GS Escrow Corp. 144A Senior Notes                7.125%       08/01/2005                    730,000          729,375
Wachovia Corp.                                   4.950%       11/01/2006                    800,000          785,493
Wells Fargo & Co. Notes NCL                      6.625%       07/15/2004                    875,000          923,727
Wells Fargo Bank NA                              7.550%       06/21/2010                    400,000          436,881
                                                                                                        ------------
                                                                                                           5,158,880
                                                                                                        ------------
BASIC INDUSTRY -- 1.0%
CSC Holdings, Inc. Senior Notes                  7.625%       04/01/2011                    175,000          175,440
International Paper Co.                          8.000%       07/08/2003                  1,050,000        1,111,172
Pinnacle Partners 144A Senior Notes              8.830%       08/15/2004                  1,850,000        1,890,134
Republic Services, Inc. Senior Notes             6.750%       08/15/2011                    350,000          352,818
                                                                                                        ------------
                                                                                                           3,529,564
                                                                                                        ------------
CAPITAL GOODS -- 0.6%
Allied Waste Industries 144A Notes               7.375%       01/01/2004                    875,000          864,062
Northrop Grumman Corp.                           7.000%       03/01/2006                  1,175,000        1,228,076
                                                                                                        ------------
                                                                                                           2,092,138
                                                                                                        ------------
COMMUNICATIONS -- 0.9%
Sprint Capital Corp.                             6.125%       11/15/2008                    950,000          918,855
Sprint Capital Corp. 144A                        6.000%       01/15/2007                    700,000          697,358
Verizon Global Funding Corp.                     6.750%       12/01/2005                  1,175,000        1,237,746
Worldcom, Inc.                                   8.000%       05/15/2006                    325,000          347,194
                                                                                                        ------------
                                                                                                           3,201,153
                                                                                                        ------------
CONSUMER CYCLICAL -- 5.0%
Anchor Gaming                                    9.875%       10/15/2008                    800,000          874,000
Argosy Gaming Co.                               10.750%       06/01/2009                    175,000          193,375
Charter Communications Holdings LLC
  Senior Notes                                  10.750%       10/01/2009                    925,000          973,562
Comcast Cable Communication Senior Notes NCL     6.750%       01/30/2011                    875,000          881,185
Cox Communications, Inc.                         7.750%       11/01/2010                  1,800,000        1,919,940
ERAC USA Finance Company 144A                    7.350%       06/15/2008                  1,325,000        1,318,439
ERAC USA Finance Company 144A                    8.250%       05/01/2005                    425,000          441,596

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                           PAR              VALUE
SECURITY                                        RATE           MATURITY                   VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Harrahs Operating Co, Inc.                       7.125%       06/01/2007            USD   1,275,000     $  1,300,292
Horseshoe Gaming Holdings                        8.625%       05/15/2009                    350,000          360,500
Horseshoe Gaming LLC Notes                       9.375%       06/15/2007                    450,000          479,250
Host Marriott LP 144A Senior Notes               9.500%       01/15/2007                    875,000          877,187
Kaufman & Broad Home Corp. Senior Notes          7.750%       10/15/2004                    300,000          300,000
MeriStar Hospitality Corp. 144A Senior Notes
  REIT                                          10.500%       06/15/2009                    650,000          656,500
Panamsat Notes                                   6.125%       01/15/2005                  1,500,000        1,404,438
Pulte Homes, Inc.                                7.000%       12/15/2003                    250,000          255,809
Six Flags, Inc. Senior Notes                     9.500%       02/01/2009                    925,000          936,562
Target Corp.                                     5.400%       10/01/2008                  1,225,000        1,202,998
Time Warner, Inc.                                7.750%       06/15/2005                  1,150,000        1,233,548
TRW, Inc.                                        7.625%       03/15/2006                  1,700,000        1,745,238
Walmart Stores                                   6.875%       08/10/2009                    800,000          859,612
                                                                                                        ------------
                                                                                                          18,214,031
                                                                                                        ------------
CONSUMER NONCYCLICAL -- 2.8%
Aramark Services, Inc.                           6.750%       08/01/2004                  2,000,000        1,974,901
Beckman Coulter, Inc.                            7.100%       03/04/2003                  2,075,000        2,167,472
Coca-Cola Enterprises                            6.125%       08/15/2011                  1,200,000        1,205,177
Conmed Corp. Notes                               9.000%       03/15/2008                    700,000          707,000
HCA - The Healthcare Co. Senior Notes            7.875%       02/01/2011                    175,000          180,250
Kroger Co.                                       6.800%       04/01/2011                  1,025,000        1,050,694
Safeway, Inc. Senior Notes                       6.500%       03/01/2011                    850,000          866,099
Tenet Healthcare Corp. 144A Senior Notes         5.375%       11/15/2006                  1,000,000          978,799
Tricon Global Restaurant, Inc. Senior Notes      8.875%       04/15/2011                    850,000          901,000
                                                                                                        ------------
                                                                                                          10,031,392
                                                                                                        ------------
ELECTRIC -- 1.2%
Cleveland Electric Co./Toledo Edison             7.670%       07/01/2004                  2,150,000        2,278,776
Niagara Mohawk Power                             7.375%       07/01/2003                    907,317          942,198
Niagara Mohawk Power Senior Notes                7.750%       10/01/2008                  1,175,000        1,232,183
                                                                                                        ------------
                                                                                                           4,453,157
                                                                                                        ------------
ENERGY -- 2.0%
CMS Energy Corp. Senior Notes                    8.125%       05/15/2002                  1,475,000        1,475,000
Conoco Funding Co.                               5.450%       10/15/2006                  1,225,000        1,225,898
Progress Energy, Inc. Senior Notes               7.100%       03/01/2011                  1,200,000        1,239,437
WMX Technologies                                 6.375%       12/01/2003                  3,400,000        3,491,860
                                                                                                        ------------
                                                                                                           7,432,195
                                                                                                        ------------
FINANCIAL -- 1.5%
Amvescap, Inc. 144A Senior Notes                 5.900%       01/15/2007                  1,300,000        1,300,973
Boeing Capital Corp. Senior Notes                5.750%       02/15/2007                    600,000          597,912
Crescent Real Estate Equity REIT                 7.000%       09/15/2002                  1,300,000        1,312,316
Goldman Sachs Group, Inc.                        6.875%       01/15/2011                    950,000          981,612
Simon Property Group LP                          6.625%       06/15/2003                  1,225,000        1,262,930
                                                                                                        ------------
                                                                                                           5,455,743
                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                           PAR              VALUE
SECURITY                                        RATE           MATURITY                   VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.2%
Gap, Inc. 144A                                   8.800%       12/15/2008             USD    800,000     $    687,198
                                                                                                        ------------
PUBLIC UTILITY -- 0.9%
AES Corp. Senior Notes                           9.375%       09/15/2010                    850,000          752,250
Alabama Power Co.                                7.850%       05/15/2003                    825,000          870,511
Consolidated Natural Gas Co. Senior Notes        5.375%       11/01/2006                    600,000          592,310
NiSource Finance Corp.                           7.875%       11/15/2010                  1,175,000        1,221,162
                                                                                                        ------------
                                                                                                           3,436,233
                                                                                                        ------------
TRANSPORTATION -- 0.5%
Norfolk Southern Corp.                           6.750%       02/15/2011                  1,850,000        1,889,669
                                                                                                        ------------
Total Corporate (Cost $65,236,549)                                                                        65,581,353
                                                                                                        ------------
YANKEE BONDS -- 4.1%
Amvescap Senior Notes 144A NCL                   6.600%       05/15/2005                    450,000          463,168
Brascan Corp.                                    7.125%       12/16/2003                  1,250,000        1,277,544
British Telecommunications PLC                   8.125%       12/15/2010                  1,075,000        1,189,011
Bulgaria FLIRB Series A(b)                       4.563%       07/28/2012                    840,000          756,000
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                       0.000%       12/15/2006                    475,000          427,500
Diageo Capital Plc                               6.125%       08/15/2005                  1,100,000        1,139,279
Dominican Republic 144A                          9.500%       09/27/2006                    710,000          724,200
Domtar, Inc.                                     7.875%       10/15/2011                    825,000          850,987
Merita Bank FLIRB 144A                           7.500%       12/29/2049                  1,325,000        1,387,672
Republic of Peru(b)                              4.500%       03/07/2017                    915,000          699,975
Royal Caribbean Cruises                          8.250%       04/01/2005                  1,625,000        1,302,909
Russian Federation                               8.750%       07/24/2005                    375,000          373,125
Russian Federation                              10.000%       06/26/2007                    370,000          364,450
Stora Enso Oyj Senior Notes                      7.375%       05/15/2011                    915,000          963,415
Telus Corp.                                      8.000%       06/01/2011                  1,225,000        1,292,387
Tyco International Group SA                      6.125%       11/01/2008                  1,800,000        1,770,109
                                                                                                        ------------
Total Yankee Bonds (Cost $14,988,685)                                                                     14,981,731
                                                                                                        ------------
NON-AGENCY -- 0.9%

PASS THRU SECURITIES -- 0.9%
Chase Commercial Mortgage Securities Corp.
  1997-2 D Non-ERISA                             6.600%       12/25/2007                    500,000          497,188
GMAC Commercial Mortgage Securities, Inc.
  1996-C1 F Non-ERISA                            7.860%       11/15/2006                  1,000,000          964,687
GMAC Commercial Mortgage Securities, Inc.
  1997-C1 E Non-ERISA                            7.085%       11/15/2010                    900,000          900,562
Mortgage Capital Funding 1997 MC2-D Non-ERISA    7.117%       11/20/2007                    725,000          740,406
                                                                                                        ------------
Total Non-Agency (Cost $3,034,866)                                                                         3,102,843
                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                          PAR              VALUE
SECURITY                                        RATE           MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.3%
TREASURY BONDS -- 7.1%
U.S. Treasury Bond                               5.375%       02/15/2031            USD      8,115,000  $  7,997,089
U.S. Treasury Bond                               6.250%       08/15/2023                     3,465,000     3,665,866
U.S. Treasury Bond+                              6.250%       05/15/2030                     6,205,000     6,714,989
U.S. Treasury Bond                               8.000%       11/15/2021                     6,000,000     7,595,640
                                                                                                        ------------
                                                                                                          25,973,584
                                                                                                        ------------
TREASURY NOTES -- 3.2%
U.S. Treasury Note                               4.625%       05/15/2006                     5,410,000     5,483,522
U.S. Treasury Note+                              6.750%       05/15/2005                     5,590,000     6,077,392
                                                                                                        ------------
                                                                                                          11,560,914
                                                                                                        ------------
Total U.S. Treasury Obligations (Cost $38,440,056)                                                        37,534,498
                                                                                                        ------------
FOREIGN DENOMINATED -- 59.4%
DENMARK -- 2.1%
Denmark Realkredit                               8.000%       10/01/2026             DKK           719            91
Denmark Realkredit                               5.000%       10/01/2019                    66,555,955     7,543,524
                                                                                                        ------------
                                                                                                           7,543,615
                                                                                                        ------------
EURO -- 31.7%
Ahold Finance USA, Inc.                          6.375%       06/08/2005             EUR       960,000       895,863
AT&T Corp. 144A                                  6.000%       11/21/2006                     1,420,000     1,254,977
Austria Republic                                 3.400%       10/20/2004                     4,185,000     3,674,139
Bank of Ireland Holdings(b)                      7.400%       12/29/2049                     1,265,000     1,197,963
BAT International Finance PLC                    4.250%       04/14/2004                       995,000       883,383
Bundes Obligation Series 135                     5.000%       05/20/2005                     1,005,000       920,659
CIT Group, Inc. Senior Notes                     5.500%       05/16/2005                       975,000       883,029
Clear Channel Communications                     6.500%       07/07/2005                     1,635,000     1,436,624
Coca-Cola HBC Finance PLC                        5.250%       06/27/2006                       970,000       867,288
Daimlerchrysler International Finance            6.125%       03/21/2006                       985,000       891,538
Deutschland Republic                             4.000%       07/04/2009                     2,625,000     2,222,679
Deutschland Republic                             4.125%       07/04/2008                     3,000,000     2,593,683
Deutschland Republic                             4.500%       07/04/2009                     1,000,000       873,474
Deutschland Republic                             4.750%       07/04/2028                    13,092,000    10,642,036
Deutschland Republic                             5.000%       07/04/2011                     4,230,000     3,786,034
Deutschland Republic                             5.250%       07/04/2010                        15,000        13,665
Deutschland Republic                             5.250%       01/04/2011                     6,365,000     5,804,174
Deutschland Republic                             5.375%       01/04/2010                     3,460,000     3,181,658
Deutschland Republic                             6.250%       01/04/2030                    13,340,000    13,391,642
European Investment Bank                         4.000%       01/15/2007                     2,310,000     2,000,224
FBG Treasury BV                                  5.750%       03/17/2005                     1,000,000       914,635
Federative Republic of Brazil Senior Notes       9.500%       01/24/2011                     1,110,000       882,989
French Treasury Note                             5.000%       01/12/2006                     5,895,000     5,384,718
General Motors Acceptance Corp.                  6.000%       10/16/2006                     1,030,000       903,672
Government of Romania                           10.625%       06/27/2008                       920,000       888,671
Heinz BV                                         5.125%       04/10/2006                     2,050,000     1,838,037
International Lease Finance Corp.                4.125%       07/12/2004                     1,800,000     1,556,691
Italian Government                               4.750%       07/01/2005                     1,210,000     1,099,395

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                             PAR            VALUE
SECURITY                                        RATE           MATURITY                     VALUE         (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
J. Sainsbury PLC                                 5.625%       07/11/2008         EUR         1,255,000  $  1,126,377
Koninklijke KPN NV(b)                            3.851%       06/13/2002                       995,000       879,249
KPN-Qwest B.V. 144A                              7.125%       06/01/2009                     3,220,000     1,836,791
Lear Corp. Senior Notes                          8.125%       04/01/2008                     1,010,000       900,213
MBNA Corp. Series 6                              4.375%       08/19/2004                     2,000,000     1,786,611
Messer Griesheim Holding AG Senior Notes        10.375%       06/01/2011                     1,325,000     1,245,926
National Westminister Bank(b)                    6.625%       10/29/2049                       825,000       758,338
Netherland Government Notes                      5.500%       07/15/2010                    16,100,000    14,830,653
NGG Finance PLC                                  5.250%       08/23/2006                     1,240,000     1,106,182
Nordbanken(b)                                    6.000%       12/13/2010                       940,000       862,397
Parker-Hannifin Corp.                            6.250%       11/21/2005                       965,000       876,963
Philip Morris Finance                            5.625%       06/24/2008                     1,035,000       925,263
Republic of Colombia                            11.375%       01/31/2008                       955,000       855,447
Republic of Philippines                          9.375%       12/07/2006                       975,000       879,880
Sara Lee Corp.                                   6.125%       07/27/2007                     2,040,000     1,894,520
Sogerim                                          7.000%       04/20/2011                     2,315,000     2,109,870
Svenska Handelsbanken(b)                         5.500%       03/07/2011                     1,000,000       906,678
Telefonica Europe BV                             6.125%       09/21/2005                       990,000       904,583
Telstra Corp. Ltd.                               5.875%       06/21/2005                       995,000       908,948
TPSA Eurofinance BV                              6.625%       03/01/2006                     1,005,000       905,386
Transco PLC                                      5.250%       05/23/2006                       995,000       892,342
Treuhandanstalt                                  7.500%       09/09/2004                     4,360,000     4,233,871
Tyco International Group SA                      6.125%       04/04/2007                       940,000       847,307
United Mexican States                            7.500%       03/08/2010                       980,000       893,127
Vivendi Environnement                            5.875%       06/27/2008                       985,000       888,027
Worldcom, Inc. Senior Notes                      6.750%       05/15/2008                       975,000       889,005
                                                                                                        ------------
                                                                                                         116,027,494
                                                                                                        ------------
JAPAN -- 15.9%
A/S Eksportfinans                                1.800%       06/21/2010         JPY       499,000,000     3,998,308
Development Bank of Japan                        1.750%       06/21/2010                 1,305,000,000    10,268,523
Ford Motor Credit Co.                            1.200%       02/07/2005                   570,000,000     4,187,958
GE Financial Assurance                           1.600%       06/20/2011                   835,000,000     6,234,574
Japan Government                                 2.500%       12/21/2020                 1,187,000,000     9,788,221
McDonald's Corp.                                 2.000%       03/09/2010                   151,000,000     1,205,592
Mexican Notes NCL                                3.100%       04/24/2002                   490,000,000     3,774,818
Pfizer, Inc.                                     0.800%       03/18/2008                   796,000,000     6,043,979
Procter & Gamble Co.                             2.000%       06/21/2010                    57,000,000       451,831
Province of Ontario                              1.875%       01/25/2010                   400,000,000     3,235,670
Quebec Province                                  1.600%       05/09/2013                 1,153,000,000     8,710,610
                                                                                                        ------------
                                                                                                          57,900,084
                                                                                                        ------------
NEW ZEALAND -- 0.5%
Nufarm Ltd. Notes                                9.800%       04/15/2002         NZD         4,100,000     1,735,100
                                                                                                        ------------
POLAND -- 0.5%
Government of Poland(c)                          0.000%       08/21/2003         PLN         8,770,000     1,892,067
                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                          PAR           VALUE
SECURITY                                        RATE           MATURITY                  VALUE        (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
SINGAPORE -- 1.3%
Singapore Government                            5.625%        07/01/2008        SGD      7,680,000  $  4,647,851
                                                                                                    ------------
SWEDEN -- 3.4%
Sweden Government Bond #1035                    6.000%        02/09/2005        SEK     51,100,000     5,060,971
Sweden Government Bond #1044                    3.500%        04/20/2006                78,890,000     7,127,094
                                                                                                    ------------
                                                                                                      12,188,065
                                                                                                    ------------
UNITED KINGDOM -- 4.0%
Abbey National Treasury                         7.750%        12/31/2003        GBP      1,200,000     1,820,030
General Electric Capital Corp.                  5.125%        01/12/2004                 1,210,000     1,750,902
Halifax PLC                                     6.375%        04/03/2008                   645,000       967,388
Inco Ltd.                                      15.750%        07/15/2006                   200,000       391,502
Lehman Brothers Holdings PLC                    6.950%        06/22/2004                 1,450,000     2,156,395
Lloyds TSB Bank PLC(b)                          6.625%        07/15/2049                 1,270,000     1,875,008
Royal Bank of Scotland PLC(b)                   7.375%        08/31/2049                   800,000     1,233,873
UK Treasury Gilt Stock                          9.000%        10/13/2008                   885,000     1,570,755
UK Treasury Gilt Stock                          9.500%        04/18/2005                 1,690,000     2,787,905
                                                                                                    ------------
                                                                                                      14,553,758
                                                                                                    ------------
Total Foreign Denominated (Cost $228,136,750)                                                        216,488,034
                                                                                                    ------------
TOTAL BONDS AND NOTES (COST $351,209,079)                                                            339,034,413
                                                                                                    ------------

                                                                                          SHARES
                                                                                        ----------
PREFERRED STOCKS -- 0.1%

CONVERTIBLE PREFERRED STOCKS -- 0.1%
Equity Office Properties Trust 5.25% CVT Pfd
  REIT                                                                                       6,000       273,000
                                                                                                    ------------
Total Convertible Preferred Stocks (Cost $300,000)                                                       273,000
                                                                                                    ------------
TOTAL PREFERRED STOCKS (COST $300,000)                                                                   273,000
                                                                                                    ------------

                                                                                         CONTRACT
                                                                                           SIZE
                                                                                        ----------
PURCHASED OPTIONS -- 0.3%
12 Month LIBOR Call, Strike Price 4.07,
  09/25/2002 (USD)                                                                          73,250        37,788
DEM 5.25% Call, Strike Price 105.83,
  04/24/2002 (USD)                                                                      11,690,000         7,295
JPY Put/USD Call, Strike Price 130.00,
  03/19/2002 (USD)                                                                      21,700,000       111,820
USD Put/AUD Call, Strike Price 0.53,
  02/15/2002 (USD)                                                                       7,100,000        21,229
USD Put/EUR Call, Strike Price 0.92,
  09/25/2002 (USD)                                                                       7,310,000        83,846
USD Put/JPY Call, Strike Price 120.00,
  09/27/2002 (USD)                                                                       4,885,000       387,986
UST 3.50% Call, Strike Price 96.11,
  03/11/2002 (USD)                                                                          70,500        63,168
UST 4.63% Call, Strike Price 103.24,
  03/13/2002 (USD)                                                                         112,450        17,570
UST 5.38% Call, Strike Price 101.08,
  04/04/2002 (USD)                                                                          71,800        89,750
UST 5.38% Call, Strike Price 107.95,
  10/31/2002 (USD)                                                                          35,750        36,728
UST 5.38% Call, Strike Price 99.69,
  05/20/2002 (USD)                                                                          71,300       161,539
                                                                                                    ------------
TOTAL PURCHASED OPTIONS (COST $1,319,825)                                                              1,018,719
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                             (NOTE 1A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.0%
REPURCHASE AGREEMENTS -- 5.0%
Tri-party repurchase agreement dated 12/31/01 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/02,
with a maturity value of $18,170,470 and an effective yield of
0.60%, collateralized by a U.S. Government Obligation with a rate of 5.50%, a maturity date of 08/15/28 and an aggregated market
value of $18,539,376.                                               $ 18,169,864
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $18,169,864)                       18,169,864
                                                                    ------------

TOTAL INVESTMENTS -- 98.5% (COST $370,998,768)                      $358,495,996
OTHER ASSETS, LESS LIABILITIES -- 1.5%                                 5,571,921
                                                                    ------------
NET ASSETS -- 100.0%                                                $364,067,917
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
DEM - German Deutsche Mark
DKK - Danish Krone
EUR - Euro
FLIRB - Front Loaded Interest Reduction Bond
GBP - Great British Pound
JPY - Japanese Yen
NCL - Non-callable
NZD - New Zealand Dollar
PLN - Polish Zloty
REIT - Real Estate Investment Trust
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Variable Rate Security; rate indicated is as of 12/31/01.
(c)  Zero coupon security.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------------------

Foreign Government                                              30.8%
Financial                                                       22.5%
U.S. Government                                                 10.3%
Consumer Noncyclical                                             6.9%
Consumer Cyclical                                                6.6%
Short-Term Investments                                           5.3%
Communications                                                   3.4%
Basic Industry                                                   2.8%
Banking                                                          2.2%
Energy                                                           2.1%
Capital Goods                                                    1.3%
Electric                                                         1.2%
Public Utility                                                   0.9%
Industrial                                                       0.9%
Services                                                         0.8%
Transportation                                                   0.5%
                                                                -----
                                                                98.5%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
TOP TEN COUNTRIES BY ISSUER                                     ASSETS
------------------------------------------------------------------------

United States of America                                        44.1%
Germany                                                         13.4%
Netherlands                                                      6.9%
United Kingdom                                                   6.5%
Japan                                                            5.5%
Canada                                                           4.3%
Sweden                                                           3.8%
Denmark                                                          2.1%
France                                                           1.7%
Mexico                                                           1.3%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $370,998,768)                                                     $358,495,996
  Cash                                                                   8,115,202
  Foreign currency, at value (identified cost,
    $150,229)                                                              135,429
  Receivable for investments sold                                        9,909,885
  Interest receivable                                                    6,970,432
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                          2,476,621
  Prepaid expenses                                                           4,499
                                                                      ------------
    Total assets                                                       386,108,064

LIABILITIES
  Payable for investments purchased                     $19,636,939
  Payable for variation margin on open financial
    futures contracts (Note 5)                              188,392
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                             559,352
  Payable for closed forward foreign currency exchange
    contracts (Note 5)                                       42,282
  Options written, at value (Note 5) (premiums
    received, $1,103,073)                                 1,552,633
  Accrued accounting and custody fees                        30,652
  Accrued trustees' fees and expenses (Note 2)                2,324
  Accrued expenses and other liabilities                     27,573
                                                        -----------
    Total liabilities                                                   22,040,147
                                                                      ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                          $364,067,917
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (net of foreign withholding taxes of
    $10,862)                                                           $18,739,268
  Dividend income                                                           15,750
                                                                       -----------
    Total income                                                        18,755,018

EXPENSES
  Investment advisory fee (Note 2)                      $  1,494,501
  Accounting and custody fees                                392,714
  Legal and audit services                                    37,626
  Trustees' fees and expenses (Note 2)                        22,481
  Licensing fees                                              19,998
  Insurance expense                                           16,215
  Amortization of organizational expenses (Note 1F)            5,023
                                                        ------------
    Total expenses                                                       1,988,558
                                                                       -----------
      Net investment income                                             16,766,460
                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      (2,225,599)
    Financial futures contracts                              981,355
    Written options transactions                             (37,922)
    Foreign currency transactions and forward foreign
      currency exchange contracts                         10,642,582
                                                        ------------
      Net realized gain                                                  9,360,416
  Change in unrealized appreciation (depreciation)
    Investment securities                                (19,410,436)
    Financial futures contracts                              398,244
    Written options                                          787,641
    Foreign currency and forward foreign currency
      exchange contracts                                   8,941,954
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                  (9,282,597)
                                                                       -----------
    Net realized and unrealized gain                                        77,819
                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $16,844,279
                                                                       ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $ 16,766,460       $ 21,643,170
  Net realized gain                                           9,360,416          4,873,606
  Change in net unrealized appreciation (depreciation)       (9,282,597)         9,467,828
                                                           ------------       ------------
  Net increase in net assets from investment operations      16,844,279         35,984,604
                                                           ------------       ------------
CAPITAL TRANSACTIONS
  Contributions                                              19,876,575         36,180,291
  Withdrawals                                               (48,001,078)       (76,420,808)
                                                           ------------       ------------
  Net decrease in net assets from capital transactions      (28,124,503)       (40,240,517)
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS                                (11,280,224)        (4,255,913)

NET ASSETS
  At beginning of year                                      375,348,141        379,604,054
                                                           ------------       ------------
  At end of year                                           $364,067,917       $375,348,141
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------
                                          2001(A)    2000      1999      1998      1997
                                         --------  --------  --------  --------  --------
Total Return                                 4.54%     9.82%    (0.62)%    7.03%    11.72%

RATIOS:
  Expenses (to average daily net assets)     0.53%     0.53%     0.52%     0.51%     0.61%
  Net Investment Income (to average
    daily net assets)                        4.49%     5.61%     6.33%     6.22%     6.47%
  Portfolio Turnover                          251%      236%      172%      162%      176%
  Net Assets, End of Year (000's
    omitted)                             $364,068  $375,348  $379,604  $461,588  $262,553

----------
(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yeld basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 4.53% to 4.49%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

      At December 31, 2001 there was one fund, Standish Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2001 was approximately 100%.

      The investment objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually required or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Portfolio in connection with its organization and initial registration were completely amortized during the year ended December 31, 2001.

      G. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Portfolio's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2001 were as follows:

                                                      PURCHASES       SALES
                                                     ------------  ------------
      U.S. Government Securities                     $173,244,187  $192,814,516
                                                     ============  ============
      Investments (non-U.S. Government Securities)   $724,737,112  $721,512,635
                                                     ============  ============

(4)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $371,245,577
                                                                   ============
      Gross unrealized appreciation                                   3,214,621
      Gross unrealized depreciation                                 (15,964,202)
                                                                   ------------
      Net unrealized depreciation                                  $(12,749,581)
                                                                   ============


(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2001 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                              NUMBER OF CONTRACTS      PREMIUMS
                                              -------------------     ----------

      Outstanding, beginning of period                 5              $ 294,469
      Options written                                 10                683,556
      Options expired                                 (6)              (370,850)
      Options closed                                  (3)              (127,578)
                                                      --              ---------
      Outstanding, end of period                       6              $ 479,597
                                                      ==              =========

      At December 31, 2001, the Portfolio held the following written put option contracts:

      SECURITY                                             CONTRACTS     VALUE
      --------------------------------------------------   ---------    --------
      UST 3.50% Put, Strike Price 93.81, 03/11/2002              1      $ 20,445
      UST 4.63% Put, Strike Price 100.62, 03/13/2002             1       104,543
      UST 5.38% Put, Strike Price 95.83, 04/04/2002              1       171,647
      UST 5.38% Put, Strike Price 93.44, 05/20/2002              1       145,664
      UST 5.38% Put, Strike Price 102.58, 10/31/2002             1       340,323
      12 Month LIBOR Put, Strike Price 4.57, 09/25/2002          1        24,465
                                                                        --------
      Total (premiums received $479,597)                                $807,087

      A summary of the written call options for the year ended December 31, 2001 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                              NUMBER OF CONTRACTS      PREMIUMS
                                              -------------------     ----------
      Outstanding, beginning of period                 10             $ 396,429
      Options written                                  13               929,190
      Options exercised                                (3)             (571,169)
      Options expired                                  (5)             (219,104)
      Options closed                                  (10)             (344,456)
                                                       --             ---------
      Outstanding, end of period                        5             $ 190,890
                                                       ==             =========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2001, the Portfolio held the following written call option contracts:

      SECURITY                                              CONTRACTS    VALUE
      ----------------------------------------------------  ---------  --------
      UST 3.50% Call, Strike Price 98.41, 03/11/2002               1   $ 13,536
      UST 4.63% Call, Strike Price 105.87, 03/13/2002              1        878
      UST 5.38% Call, Strike Price 106.33, 04/04/2002              1     23,559
      UST 5.38% Call, Strike Price 105.94, 05/20/2002              1     59,881
      12 Month LIBOR Call, Strike Price 2.68, 09/25/2002           1      8,983
                                                                       --------
      Total (premiums received $190,890)                               $106,837

      A summary of the written currency options for the year ended December 31, 2001 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                              NUMBER OF CONTRACTS      PREMIUMS
                                              -------------------     ----------
      Outstanding, beginning of period                 7              $ 326,502
      Options written                                 12                889,337
      Options expired                                 (5)              (220,344)
      Options closed                                  (9)              (562,909)
                                                      --              ---------
      Outstanding, end of period                       5              $ 432,586
                                                      ==              =========

      At December 31, 2001, the Portfolio held the following written currency option contracts:

      SECURITY                                               CONTRACTS   VALUE
      -----------------------------------------------------  ---------  --------
      DEM 5.25% Call, Strike Price 108.65, 04/24/2002               1   $    620
      DEM 5.25% Put, Strike Price 103.01, 04/24/2002                1    228,084
      EUR Put/USD Call, Strike Price 0.83, 09/25/2002               1    112,135
      USD Put/EUR Call, Strike Price 0.99, 09/25/2002               1     29,532
      USD Put/JPY Call, Strike Price 125.00, 09/27/2002             1    268,338
                                                                        --------
      Total (premiums received $432,586)                                $638,709

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2001, the Portfolio held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               LOCAL PRINCIPAL   CONTRACT       MARKET       AGGREGATE     UNREALIZED
      CONTRACTS TO RECEIVE          AMOUNT      VALUE DATE      VALUE       FACE AMOUNT       GAIN
      ------------------------ ---------------  -----------  ------------  -------------  ------------
      British Pound Sterling          150,000    03/20/2002  $    217,273  $    216,815   $      458

                               LOCAL PRINCIPAL   CONTRACT       MARKET       AGGREGATE     UNREALIZED
      CONTRACTS TO DELIVER          AMOUNT      VALUE DATE      VALUE       FACE AMOUNT    GAIN/(LOSS)
      ------------------------ ---------------  -----------  ------------  -------------  ----------
      British Pound Sterling       10,465,000    03/20/2002  $ 15,158,424  $ 14,922,462   $ (235,962)
      Danish Krone                 65,660,000    03/20/2002     7,832,917     7,777,870      (55,047)
      Euro Dollar                 130,849,000    03/20/2002   116,210,958   116,688,364      477,406
      Hong Kong Dollar             83,700,000    07/15/2002    10,726,063    10,710,173      (15,890)
      Japanese Yen              6,432,440,000    03/20/2002    49,086,084    51,039,894    1,953,810
      New Zealand Dollar            8,970,000    03/20/2002     3,708,730     3,707,749         (981)
      Polish Zloty                  7,390,000    02/28/2002     1,831,695     1,771,757      (59,938)
      Singapore Dollar              8,810,000    03/20/2002     4,772,946     4,817,893       44,947
      Swedish Krona               136,345,000    03/20/2002    12,986,673    12,795,139     (191,534)
                                                             ------------  ------------   ----------
      TOTAL                                                  $222,314,490  $224,231,301   $1,916,811
                                                             ============  ============   ==========

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2001, the Portfolio held the following financials futures contracts:

                                                                        UNDERLYING FACE
      CONTRACT                               POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED GAIN
      --------------------------------------------------------------------------------------------------
      U.S. 5 Year Note (38 Contracts)          Short      3/28/2002       $ 4,021,469       $  4,168
      U.S. 10 Year Note (277 Contracts)        Short      3/28/2002        29,123,955        452,860
                                                                                            --------
                                                                                            $457,028
                                                                                            ========

      At December 31, 2001 the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will be diminished compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, managing duration or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Portfolio entered into no such transactions during the year ended December 31, 2001.

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Portfolio instructs the custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      The Portfolio entered into no such transactions during the year ended December 31, 2001.

7)    CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Portfolio, but resulted in a decrease of $1,486,574 to the cost basis of securities as of January 1, 2001, based on securities held by the Portfolio as of that date.

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $142,805, decrease net unrealized appreciation by $1,365,066 and decrease net realized loss by $1,507,871. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Global Fixed Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master
Portfolio: Standish Global Fixed Income Portfolio (the "Portfolio"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:

Affirmative                                                 14,323,912.040
Against                                                            484.000
Abstain                                                          5,994.000
                                                            --------------
Total                                                       14,330,390.040
                                                            ==============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
      NAME, ADDRESS,                               TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
         AND DATE              POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
         OF BIRTH            HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
      NAME, ADDRESS,                               TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
         AND DATE              POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
         OF BIRTH            HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
 -----------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

                            Assistant Vice      Since 2001            Assistant Manager,           20         None
Cara E. Hultgren            President                                 Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2000; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish, Ayer &
1/19/71                                                               Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                       (INSTITUTIONAL AND SERVICE CLASSES)

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                       Management Discussion and Analysis

The bond markets produced generally good results in 2001. The Standish International Fixed Income Fund returned 4.07% for the year, after all expenses, compared to 6.02% for our benchmark, the JP Morgan Hedged Non-U.S. Global Government Bond Index.

The over-investment of the late 1990s ended in bust, and the U.S. Federal Reserve Board responded by lowering the Fed Funds rate almost the moment 2001 began. The Fed continued to reduce short-rates all year long, a whopping decline of 4.75%. Central banks elsewhere lowered rates as well, though few with the earnest of the Fed. By springtime, the U.S. economy had entered recession, Europe was stumbling, and Japan was mired in economic blight. A synchronized global economic slowdown was underway. In September, the terrorist attacks brought new trauma to the financial markets. It was not until November that the U.S. bond market finally decided that a renewal of economic growth was on the horizon, and the market closed the year with bond yields rising fairly sharply. Overseas, Europe continued the pattern of lagging the U.S. economic cycle by several months, with less volatile swings on either the upside or downside. The European Central Bank was far more conservative in its easings, preferring to be certain that inflation - which had been a bit "stickier" in Europe - was well under control. Japan, despite short-term rates at virtually 0%, slid further into recession. Efforts by the central bank to provide an additional monetary policy boost to the economic system did not appear to be particularly fruitful. Only the UK seemed to buck the trend of a significant global slowdown, held up by a relatively buoyant consumer sector.

Bonds produced respectable returns, although how respectable was largely a function of where you were invested along the yield curve. While long-term bond yields fell modestly or were stable, short rates dropped dramatically and the shape of the yield curve moved from flat to steep. Investment grade credit performed well while high yield had considerable difficulty as certain sectors, most notably telecom, were battered. A number of well-known corporations found themselves in or near bankruptcy by year-end. Among countries, Japan was, surprisingly, the year's best performer (in currency hedged terms). Europe lagged, as did most peripheral markets.

The Fund underperformed its benchmark. With the benchmark dominated by Europe and Japan (together, approximately 85% of the total), producing above benchmark returns requires a precise call on the relative performance of these two markets. In 2001, our investment view was that the European economies would slow, producing positive returns for bonds; this view proved correct. Yet our overweight to Europe and consequent underweight to Japan was a negative for the portfolio. Japan, despite having 5 year yields of less than 1% and an increasingly precarious financial situation, was the best performing bond market on a currency hedged basis. We believe that the risks associated with Japanese bonds are becoming increasingly asymmetrical relative to the return potential. Our UK view proved correct: we were underweight what proved to be the worst performing developed country market.

Yield curve judgments were also critical this year. As the yield curve steepened, short maturity bonds outperformed; being modestly longer on the yield curve held back the Fund's performance somewhat versus its benchmark. Our allocation to investment grade corporate bonds was a positive, as the excess yield of these securities along with some "credit-spread tightening" contributed to good performance from this sector. High yield securities, which were held in only a very modest amount in the portfolio, had the opposite effect.

We believe that the outlook for 2002 is favorable for bonds. Although the U.S. and Europe are poised to recover, inflation is benign. Corporations, and consequently corporate bonds, are poised to benefit from economic recovery.

We appreciate your continued support and look forward to working on your behalf.


/s/ W. Charles Cook

W. Charles Cook

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

            Comparison of Change in Value of $100,000 Investment in
                   Standish International Fixed Income Fund,
             the J.P. Morgan Hedged Non-U.S. Government Bond Index,
                         and the Lehman Aggregate Index

                                                   J.P.
                                                  Morgan
                      Standish                    Hedged
                   International    Lehman       Non-U.S.
                   Fixed Income   Aggregate       Gov't
                       Fund         Index       Bond Index
                      100000        100000        100000
                      102350        101240        101900
                      102900        102101        103459
                       97100        102805        103625
                       97604        103915        104381
                       97654        104518        105185
                       95387        104466        104406
                       97352        105918        105002
                       99569        108206        106587
                      104910        110402        108143
                      106019        111628        108998
                      107430        112655        109096
1 Year                115083        116001        110896
                      112787        114423        111938
                      113622        115167        112308
                      112293        114522        111499
                      114469        115346        111978
                      118130        117526        113009
                      122906        119148        112850
                      124687        121579        112489
                      129920        122807        112512
                      128194        124268        114064
                      125659        122615        116380
                      124336        122640        116205
2 Year                124391        124590        117518
                      126034        126982        118588
                      128909        129204        120734
                      132077        129747        120807
                      134223        130655        120819
                      135892        130825        121495
                      139230        133193        123974
                      143102        133952        125362
                      148366        136296        127970
                      146551        136664        128520
                      149560        137170        130230
                      149498        136004        131141
3 Year                153972        136738        133856
                      155498        138584        133187
                      149268        136173        130190
                      145072        132810        129005
                      143587        131747        128089
                      140940        131734        126667
                      138551        131444        125375
                      140234        134060        126203
                      138357        134221        124991
                      137257        132248        125104
                      138551        132129        125592
                      140039        131838        127363
4 Year                139781        132748        127070
                      141093        135376        128455
                      142078        138598        130112
                      143390        139443        132766
                      146503        141396        134872
                      151868        146868        139295
                      150146        147940        138836
                      152685        147614        140585
                      154556        149396        141808
                      156159        150845        144049
                      158653        152806        145662
                      162899        155098        148852
5 Year                165123        157269        150236
                      168040        158307        152054
                      165408        155553        150260
                      166333        154464        151507
                      169275        153599        153325
                      169849        153291        154368
                      172142        155346        155649
                      172874        155765        156816
                      175732        155500        158902
                      181375        158206        162287
                      185069        161718        164964
                      190241        164483        168264
6 Year                190348        162954        168499
                      193213        163459        170606
                      194769        163868        171697
                      193133        162049        170787
                      195533        164479        172632
                      197436        166042        173530
                      200360        168018        176480
                      203728        172554        179286
                      203391        171088        179501
                      207938        173620        182678
                      208533        176137        183847
                      210234        176947        185171
7 Year                212929        178735        187578
                      215543        181022        190073
                      215916        180878        191764
                      218349        181493        193471
                      219010        182440        194458
                      221558        184164        197122
                      222153        185729        197970
                      224264        186119        199811
                      224648        189149        203747
                      228794        193576        208576
                      225787        192550        208263
                      231315        193647        210512
8 Year                231521        194228        210259
                      235609        195607        212867
                      233615        192184        211440
                      236314        193241        213957
                      239034        193859        216674
                      237221        192153        215786
                      234502        191538        212441
                      231445        190734        211888
                      230833        190639        212270
                      231139        192850        213077
                      231345        193564        213588
                      233612        193544        214827
9 Year                233353        192615        215471
                      232587        191980        215493
                      234995        194303        217087
                      238282        196867        220257
                      239712        196296        221446
                      240598        196206        223218
                      242599        200287        224289
                      243831        202106        225904
                      246071        205037        225949
                      246860        206328        227892
                      247426        207690        229738
                      250938        211086        233805
10 Year               255942        215012        236400
                      260270        218558        238877
                      262699        220462        240931
                      263756        221568        242738
                      260920        220649        241087
                      261460        221982        242269
                      262936        222819        243601
                      264168        227801        245818
                      265536        230411        247883
                      265125        233094        248899
                      269503        237973        253454
                      268819        234692        252384
                      266376        233190        250269

           -----------------------------------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                                            Since
                                                          Inception
             1 Year      3 Year     5 Year     10 Year    01/02/1991
            --------     ------     ------     -------    ----------

             4.07%        4.79%      6.95%      8.75%       9.32%

           -----------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Investing in international securities involves risks such as currency fluctuation and political instability.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
             STANDISH INTERNATIONAL FIXED INCOME FUND SERVICE CLASS

            Comparison of Change in Value of $100,000 Investment in
             Standish International Fixed Income Service Class Fund
           and the J.P. Morgan Hedged Non-U.S. Government Bond Index,
                         and the Lehman Aggregate Index

                                                             J.P.
                                                           Morgan
                 International                             Hedged
                  Fixed Income                             Non-U.S.
                 Service Class                            Government
                     Fund           Lehman Aggregate      Bond Index
                     100000               100000            100000
                      99701                99680             98450
                      98165                99261             98194
                      97695                99212             98371
                      97653               100363             98745
                      97439               100734             98982
6 Months              98122               100724             99556
                      97925               100240             99854
                      97327                99910             99864
                      98338               101118            100603
                      99442               102453            102072
                     100001               102156            102623
1 Year               100419               102109            103444
                     101213               104233            103941
                     101730               105180            104689
                     102624               106705            104710
                     102956               107377            105611
                     103146               108086            106466
18 Months            104622               109858            108351
                     106614               111902            109553
                     108428               113718            110674
                     109392               114709            111626
                     109821               115284            112463
                     108630               114806            111698
2 Year               108857               115499            112245
                     109363               115935            112863
                     109881               118526            113890
                     110455               119889            114846
                     110226               121285            115317
                     112007               123824            117428
30 Months            111720               122117            116923
                     110678               121335            115952

                        ---------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                            Since
                                          Inception
                              1 Year      06/03/1999
                             --------     ----------

                              3.81%         4.01%

                        ---------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Investing in international securities involves risks such as currency fluctuation and political instability.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $447,808,390)                                                  $425,100,502
  Receivable for investments sold                                    12,048,502
  Receivable for Fund shares sold                                        28,192
  Interest receivable                                                 8,623,003
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 7)                                       6,229,223
  Prepaid expenses                                                       38,340
                                                                   ------------
    Total assets                                                    452,067,762

LIABILITIES
  Payable for investments purchased                    $23,821,530
  Payable for Fund shares redeemed                         268,780
  Payable for variation margin on open financial
    futures contracts (Note 7)                             232,783
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 7)                          1,306,251
  Payable for closed forward foreign currency exchange
    contracts (Note 7)                                     116,034
  Options written, at value (Note 7) (premiums
    received, $1,118,140)                                1,703,790
  Accrued accounting, custody and transfer agent fees       46,390
  Accrued trustees' fees and expenses (Note 2)               7,489
  Accrued expenses and other liabilities                    58,526
                                                       -----------
    Total liabilities                                                27,561,573
                                                                   ------------
NET ASSETS                                                         $424,506,189
                                                                   ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                  $509,071,623
  Accumulated net realized loss                                     (70,259,279)
  Undistributed net investment income                                 3,208,976
  Net unrealized depreciation                                       (17,515,131)
                                                                   ------------
TOTAL NET ASSETS                                                   $424,506,189
                                                                   ============
NET ASSETS ATTRIBUTABLE TO:
    Institutional Class                                            $422,626,351
                                                                   ============
    Service Class                                                  $  1,879,838
                                                                   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
    Institutional Class                                              21,753,379
                                                                   ============
    Service Class                                                        97,726
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)
    Institutional Class                                            $      19.43
                                                                   ============
    Service Class                                                  $      19.24
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (net of foreign withholding taxes of
    $24,365)                                                          $21,029,509
                                                                      -----------

EXPENSES
  Investment advisory fee (Note 2)                      $  1,870,204
  Accounting and custody fees                                526,723
  Legal and audit services                                    81,790
  Registration fees                                           43,435
  Trustees' fees and expenses (Note 2)                        30,823
  Insurance expense                                           20,110
  Transfer agent fees - Institutional Class                   15,535
  Transfer agent fees - Service Class                          8,921
  Service fees - Service Class (Note 3)                        2,223
  Miscellaneous                                               23,771
                                                        ------------
      Total expenses                                       2,623,535

Deduct:
  Reimbursement of operating expenses - Service Class
    (Note 2)                                                  (8,483)
                                                        ------------
      Net expenses                                                      2,615,052
                                                                      -----------
        Net investment income                                          18,414,457
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (15,906,001)
    Financial futures contracts                             (759,514)
    Written options transactions                            (375,299)
    Foreign currency transactions and forward foreign
      currency exchange contracts                         18,765,284
                                                        ------------
      Net realized gain                                                 1,724,470
  Change in unrealized appreciation (depreciation)
    Investment securities                                (18,172,255)
    Financial futures contracts                              624,508
    Written options                                          672,591
    Foreign currency and forward foreign currency
      exchange contracts                                  15,981,202
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                   (893,954)
                                                                      -----------
    Net realized and unrealized gain                                      830,516
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $19,244,973
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   18,414,457     $   42,992,365
  Net realized gain                                            1,724,470         25,593,150
  Change in net unrealized appreciation (depreciation)          (893,954)           501,512
                                                          --------------     --------------
  Net increase in net assets from investment operations       19,244,973         69,087,027
                                                          --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income
    Institutional Class                                       (7,366,546)      (104,481,111)
    Service Class                                                (10,658)           (37,117)
                                                          --------------     --------------
  Total distributions to shareholders                         (7,377,204)      (104,518,228)
                                                          --------------     --------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares
    Institutional Class                                       95,018,761         75,568,100
    Service Class                                              2,178,771            676,433
  Value of shares issued to shareholders in payment of
    distributions declared
    Institutional Class                                        5,721,223         80,502,215
    Service Class                                                 10,658             37,117
  Cost of shares redeemed
    Institutional Class                                     (144,313,089)      (717,776,916)
    Service Class                                               (523,818)          (472,400)
                                                          --------------     --------------
  Net decrease in net assets from Fund share
    transactions                                             (41,907,494)      (561,465,451)
                                                          --------------     --------------
TOTAL DECREASE IN NET ASSETS                                 (30,039,725)      (596,896,652)

NET ASSETS
  At beginning of year                                       454,545,914      1,051,442,566
                                                          --------------     --------------
  At end of year (including undistributed net
    investment income of $3,208,976 and distributions
    in excess of net investment income of $15,522,634,
    respectively)                                         $  424,506,189     $  454,545,914
                                                          ==============     ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------------
                                                            2001(a)       2000          1999           1998           1997
                                                           --------     --------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                         $  18.97     $  21.32     $    23.22     $    22.81     $    23.25
                                                           --------     --------     ----------     ----------     ----------
FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.76(1)      1.12(1)        1.34(1)        1.38(1)        1.54(1)
  Net realized and unrealized gain (loss) on investments       0.01         0.84          (1.15)          0.58           1.16
                                                           --------     --------     ----------     ----------     ----------
Total from investment operations                               0.77         1.96           0.19           1.96           2.70
                                                           --------     --------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (0.31)       (4.31)         (2.08)         (1.21)         (2.86)
  From net realized gain on investments                        0.00         0.00          (0.01)         (0.34)         (0.28)
                                                           --------     --------     ----------     ----------     ----------
Total distributions to shareholders                           (0.31)       (4.31)         (2.09)         (1.55)         (3.14)
                                                           --------     --------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                               $  19.43     $  18.97     $    21.32     $    23.22     $    22.81
                                                           ========     ========     ==========     ==========     ==========
TOTAL RETURN                                                   4.07%        9.68%          0.79%          8.73%         11.86%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)                       0.56%        0.53%          0.52%          0.52%          0.53%
  Net Investment Income (to average daily net assets)          3.94%        5.21%          5.82%          5.92%          6.37%
  Portfolio Turnover                                            211%         240%           162%           156%           173%
  Net Assets, End of Year (000's omitted)                  $422,626     $454,333     $1,051,443     $1,352,383     $1,172,695

----------
(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 3.98% to 3.94%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      FINANCIAL HIGHLIGHTS - SERVICE CLASS
--------------------------------------------------------------------------------

                                                                                      FOR THE PERIOD
                                                                                      APRIL 25, 2000
                                                                                     (COMMENCEMENT OF
                                                                                       OPERATIONS)
                                                           DECEMBER 31, 2001(a)    TO DECEMBER 31, 2000
                                                           --------------------    --------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $18.81                  $21.48
                                                                  ------                  ------
  Net investment income*                                            0.69(1)                 0.69(1)
  Net realized and unrealized gain on investments                   0.02                    0.67
                                                                  ------                  ------
Total from investment operations                                    0.71                    1.36
                                                                  ------                  ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       (0.28)                  (4.03)
                                                                  ------                  ------
Total distributions to shareholders                                (0.28)                  (4.03)
                                                                  ------                  ------
NET ASSET VALUE, END OF YEAR                                      $19.24                  $18.81
                                                                  ======                  ======
Total Return+++                                                     3.81%                   6.61%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                           0.81%                   0.78%+
  Net Investment Income (to average daily net assets)*              3.56%                   4.89%+
  Portfolio Turnover                                                 211%                    240%++
  Net Assets, End of Year (000's omitted)                         $1,880                  $  213

----------
*     For the periods indicated, the investment advisor voluntarily agreed to reimburse the Class for a portion of its operating expenses. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:

      Net investment income (loss) per share                      $ 0.51(1)               $(0.19)(1)
      Ratios (to average daily net assets):
          Expenses                                                  1.75%                   7.02%
          Net investment income                                     2.62%                  (1.35)%+

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 3.60% to 3.56%. Per share data and ratio/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.
+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                PAR               VALUE
SECURITY                                        RATE        MATURITY           VALUE            (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.4%

CONVERTIBLE CORPORATE BONDS -- 0.0%
Royal Caribbean Cruises Step Up Notes(a)         0.000%    05/18/2021      USD        375,000  $    131,250
                                                                                               ------------
Total Convertible Corporate Bonds
  (Cost $160,272)                                                                                   131,250
                                                                                               ------------

CORPORATE -- 5.2%

BANKING -- 0.3%
GS Escrow Corp. 144A Senior Notes                7.125%    08/01/2005               1,125,000     1,124,036
                                                                                               ------------

COMMUNICATIONS -- 1.0%
Sprint Capital Corp.                             5.875%    05/01/2004               2,000,000     2,028,692
Worldcom, Inc. Senior Notes NCL                  7.500%    05/15/2011               2,350,000     2,407,719
                                                                                               ------------
                                                                                                  4,436,411
                                                                                               ------------

CONSUMER CYCLICAL -- 1.5%
Charter Communications Holdings LLC Senior
  Notes                                         10.750%    10/01/2009               1,130,000     1,189,325
ERAC USA Finance Company 144A                    7.350%    06/15/2008               1,625,000     1,616,954
Harrahs Operating Co, Inc.                       7.125%    06/01/2007                 425,000       433,431
Mohegan Tribal Gaming Authority                  8.750%    01/01/2009                 925,000       964,312
TRW, Inc.                                        7.625%    03/15/2006               2,100,000     2,155,882
                                                                                               ------------
                                                                                                  6,359,904
                                                                                               ------------

CONSUMER NONCYCLICAL -- 1.1%
Aramark Services, Inc.                           7.000%    07/15/2006               2,000,000     1,917,710
Beckman Coulter, Inc.                            7.100%    03/04/2003               2,500,000     2,611,412
                                                                                               ------------
                                                                                                  4,529,122
                                                                                               ------------

ELECTRIC -- 0.5%
Niagara Mohawk Power                             7.375%    07/01/2003               2,268,293     2,355,495
                                                                                               ------------

ENERGY -- 0.3%
Progress Energy, Inc. Senior Notes               7.100%    03/01/2011               1,400,000     1,446,010
                                                                                               ------------

FINANCIAL -- 0.3%
Simon Property Group LP                          6.625%    06/15/2003               1,425,000     1,469,123
                                                                                               ------------

PUBLIC UTILITY -- 0.2%
AES Corp. Senior Notes                           9.375%    09/15/2010               1,060,000       938,100
                                                                                               ------------
Total Corporate (Cost $22,412,446)                                                               22,658,201
                                                                                               ------------

YANKEE BONDS -- 2.4%
Brascan Corp.                                    7.125%    12/16/2003               1,600,000     1,635,257
Bulgaria FLIRB Series A(b)                       4.563%    07/28/2012               1,020,000       918,000
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                       0.000%    12/15/2006                 605,000       544,500
Dominican Republic 144A                          9.500%    09/27/2006                 820,000       836,400
Domtar, Inc.                                     7.875%    10/15/2011                 850,000       876,774
Republic of Peru(b)                              4.500%    03/07/2017               1,070,000       818,550
Royal Caribbean Cruises                          8.250%    04/01/2005               2,000,000     1,603,580

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                PAR               VALUE
SECURITY                                        RATE        MATURITY           VALUE            (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Russian Federation                               8.750%    07/24/2005      USD        450,000  $    447,750
Russian Federation                              10.000%    06/26/2007                 500,000       492,500
Stora Enso Oyj Senior Notes                      7.375%    05/15/2011                 625,000       658,071
Telus Corp.                                      8.000%    06/01/2011               1,275,000     1,345,138
                                                                                               ------------
Total Yankee Bonds (Cost $10,387,013)                                                            10,176,520
                                                                                               ------------
U.S. TREASURY OBLIGATIONS -- 1.6%

TREASURY BONDS -- 1.0%
U.S. Treasury Bond                               5.375%    02/15/2031                  80,000        78,838
U.S. Treasury Bond                               6.250%    08/15/2023               3,660,000     3,872,170
U.S. Treasury Bond                               6.250%    05/15/2030                 325,000       351,712
                                                                                               ------------
                                                                                                  4,302,720
                                                                                               ------------

TREASURY NOTES -- 0.6%
U.S. Treasury Note                               4.625%    05/15/2006               1,460,000     1,479,841
U.S. Treasury Note+                              5.750%    08/15/2010                 600,000       629,436
U.S. Treasury Note                               6.750%    05/15/2005                 285,000       309,849
                                                                                               ------------
                                                                                                  2,419,126
                                                                                               ------------
Total U.S. Treasury Obligations (Cost $6,671,040)                                                 6,721,846
                                                                                               ------------

FOREIGN DENOMINATED -- 87.2%

DENMARK -- 2.8%
Denmark Realkredit                               8.000%    10/01/2026      DKK          1,437           182
Denmark Realkredit                               5.000%    10/01/2019             104,083,359    11,796,920
                                                                                               ------------
                                                                                                 11,797,102
                                                                                               ------------

EURO -- 47.7%
Ahold Finance USA, Inc.                          6.375%    06/08/2005      EUR      1,205,000     1,124,495
AT&T Corp. 144A                                  6.000%    11/21/2006               1,680,000     1,484,761
Bank of Ireland Holdings(b)                      7.400%    12/29/2049               1,300,000     1,231,108
BAT International Finance PLC                    4.250%    04/14/2004               1,560,000     1,385,003
Bundes Obligation Series 124                     4.500%    08/19/2002               1,880,000     1,688,379
Bundes Obligation Series 135                     5.000%    05/20/2005               1,240,000     1,135,937
CIT Group, Inc. Senior Notes                     5.500%    05/16/2005               1,100,000       996,237
Clear Channel Communications                     6.500%    07/07/2005               1,790,000     1,572,818
Coca-Cola HBC Finance PLC                        5.250%    06/27/2006               1,220,000     1,090,816
Daimlerchrysler International Finance            6.125%    03/21/2006               1,240,000     1,122,343
Deutschland Republic                             4.000%    07/04/2009               4,950,000     4,191,338
Deutschland Republic                             4.125%    07/04/2008              17,750,000    15,345,958
Deutschland Republic                             4.500%    07/04/2009               1,505,000     1,314,578
Deutschland Republic                             4.750%    07/04/2028              13,540,000    11,006,200
Deutschland Republic                             5.000%    07/04/2011              21,210,000    18,983,872
Deutschland Republic                             5.250%    07/04/2010               2,930,000     2,669,223
Deutschland Republic                             5.250%    01/04/2011               3,710,000     3,383,108
Deutschland Republic                             5.625%    01/04/2028               6,685,000     6,150,795
Deutschland Republic                             6.250%    01/04/2030              15,805,000    15,866,184
European Investment Bank                         4.000%    01/15/2007               2,725,000     2,359,572
FBG Treasury BV                                  5.750%    03/17/2005               1,590,000     1,454,270

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                PAR               VALUE
SECURITY                                        RATE        MATURITY           VALUE            (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Federative Republic of Brazil Senior Notes       9.500%    01/24/2011      EUR      1,300,000  $  1,034,131
French Treasury Note                             5.000%    01/12/2006               3,450,000     3,151,361
General Motors Acceptance Corp.                  6.000%    10/16/2006               1,310,000     1,149,330
Government of Romania                           10.625%    06/27/2008               1,090,000     1,052,882
Heinz BV                                         5.125%    04/10/2006               2,500,000     2,241,508
International Lease Finance Corp.                4.125%    07/12/2004               1,735,000     1,500,477
Italian Government                               7.750%    11/01/2006              23,400,000    23,630,324
J. Sainsbury PLC                                 5.625%    07/11/2008               1,885,000     1,691,809
Koninklijke KPN NV(b)                            3.851%    06/13/2002               1,165,000     1,029,472
KPN-Qwest B.V. 144A                              7.125%    06/01/2009               2,900,000     1,654,253
Lear Corp. Senior Notes                          8.125%    04/01/2008               1,285,000     1,145,321
MBNA Corp. Series 6                              4.375%    08/19/2004               3,620,000     3,233,766
Messer Griesheim Holding AG Senior Notes        10.375%    06/01/2011               1,200,000     1,128,386
National Westminster Bank(b)                     6.625%    10/29/2049              10,350,000     9,513,696
Netherland Government Notes                      5.500%    07/15/2010              19,915,000    18,344,873
NGG Finance PLC                                  5.250%    08/23/2006               1,235,000     1,101,722
Nordbanken(b)                                    6.000%    12/13/2010               1,500,000     1,376,165
Parker-Hannifin Corp.                            6.250%    11/21/2005               1,265,000     1,149,593
Republic of Colombia                            11.375%    01/31/2008               1,115,000       998,769
Republic of Philippines                          9.375%    12/07/2006               1,140,000     1,028,783
Sara Lee Corp.                                   6.125%    07/27/2007               2,525,000     2,344,933
Sogerim                                          7.000%    04/20/2011               3,110,000     2,834,425
Spanish Government                               4.500%    07/30/2004              14,700,000    13,282,919
Svenska Handelsbanken(b)                         5.500%    03/07/2011               1,300,000     1,178,681
Telefonica Europe BV                             6.125%    09/21/2005               1,205,000     1,101,033
Telstra Corp. Ltd.                               5.875%    06/21/2005               1,270,000     1,160,165
TPSA Eurofinance BV                              6.625%    03/01/2006               1,260,000     1,135,111
Transco PLC                                      5.250%    05/23/2006               1,270,000     1,138,969
Treuhandanstalt                                  7.500%    09/09/2004                 470,000       456,404
Tyco International Group SA                      6.125%    04/04/2007               1,230,000     1,108,710
United Mexican States                            7.500%    03/08/2010               1,145,000     1,043,501
Vivendi Environnement                            5.875%    06/27/2008               1,245,000     1,122,430
Worldcom, Inc. Senior Notes                      6.750%    05/15/2008               1,285,000     1,171,663
                                                                                               ------------
                                                                                                201,792,560
                                                                                               ------------
JAPAN -- 23.4%
A/S Eksportfinans                                1.800%    06/21/2010      JPY  1,156,000,000     9,262,613
Development Bank of Japan                        1.750%    06/21/2010           1,718,000,000    13,518,255
Ford Motor Credit Co.                            1.200%    02/07/2005           1,470,000,000    10,800,522
GE Financial Assurance                           1.600%    06/20/2011           1,185,000,000     8,847,868
Japan Government                                 2.500%    12/21/2020           1,440,000,000    11,874,505
McDonald's Corp.                                 2.000%    03/09/2010             885,000,000     7,065,887
Mexican Notes NCL                                3.100%    04/24/2002             551,000,000     4,244,744
Pfizer, Inc.                                     0.800%    03/18/2008             530,000,000     4,024,257
Procter & Gamble Co.                             2.000%    06/21/2010             839,000,000     6,650,637
Province of Ontario                              1.875%    01/25/2010           1,395,000,000    11,284,401
Quebec Province                                  1.600%    05/09/2013           1,520,000,000    11,483,198
                                                                                               ------------
                                                                                                 99,056,887
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                PAR               VALUE
SECURITY                                        RATE        MATURITY           VALUE            (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 1.7%
Nufarm Ltd. Notes                                9.800%    04/15/2002      NZD     17,600,000  $  7,448,235
                                                                                               ------------

POLAND -- 0.6%
Government of Poland(c)                          0.000%    08/21/2003      PLN     11,325,000     2,443,290
                                                                                               ------------

SINGAPORE -- 2.3%
Singapore Government                             5.625%    07/01/2008      SGD     16,525,000    10,000,747
                                                                                               ------------

SWEDEN -- 2.7%
Sweden Government Bond #1035                     6.000%    02/09/2005      SEK     69,760,000     6,909,067
Sweden Government Bond #1044                     3.500%    04/20/2006              52,260,000     4,721,282
                                                                                               ------------
                                                                                                 11,630,349
                                                                                               ------------

UNITED KINGDOM -- 6.0%
General Electric Capital Corp.                   5.125%    01/12/2004      GBP      3,050,000     4,413,431
Halifax PLC                                      6.375%    04/03/2008                 985,000     1,477,328
Inco Ltd.                                       15.750%    07/15/2006                 796,000     1,558,176
Lehman Brothers Holdings PLC                     6.950%    06/22/2004               3,150,000     4,684,582
Lloyds TSB Bank PLC(b)                           6.625%    07/15/2049               1,570,000     2,317,923
Royal Bank of Scotland PLC(b)                    7.375%    08/31/2049                 890,000     1,372,683
UK Treasury Gilt Stock                           9.000%    10/13/2008               1,195,000     2,120,962
UK Treasury Gilt Stock                           9.500%    04/18/2005               4,520,000     7,456,409
                                                                                               ------------
                                                                                                 25,401,494
                                                                                               ------------
Total Foreign Denominated (Cost $392,009,833)                                                   369,570,664
                                                                                               ------------
TOTAL BONDS AND NOTES (COST $431,640,604)                                                       409,258,481
                                                                                               ------------

                                                                                    CONTRACT
                                                                                      SIZE
                                                                                   ----------
PURCHASED OPTIONS -- 0.2%
12 Month LIBOR Call, Strike Price 4.07,
  09/25/2002 (USD)                                                                     46,000        23,731
DEM 5.25% Call, Strike Price 105.83,
  04/24/2002 (USD)                                                                 15,120,000         9,435
JPY Put/USD Call, Strike Price 130.00,
  03/19/2002 (USD)                                                                 25,500,000       131,402
USD Put/AUD Call, Strike Price 0.53,
  02/15/2002 (USD)                                                                  8,360,000        24,996
USD Put/EUR Call, Strike Price 0.92,
  09/25/2002 (USD)                                                                  9,220,000       105,753
USD Put/JPY Call, Strike Price 120.00,
  09/27/2002 (USD)                                                                  6,163,000       489,490
UST 3.50% Call, Strike Price 96.11,
  03/11/2002 (USD)                                                                     82,700        74,099
UST 4.63% Call, Strike Price 103.24,
  03/13/2002 (USD)                                                                    146,250        22,852
UST 5.38% Call, Strike Price 101.08,
  04/04/2002 (USD)                                                                     92,000       115,000
UST 5.38% Call, Strike Price 107.95,
  10/31/2002 (USD)                                                                     46,500        47,771
                                                                                               ------------
TOTAL PURCHASED OPTIONS (COST $1,370,294)                                                         1,044,529
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                      VALUE
                       SECURITY                                     (NOTE 1A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%

REPURCHASE AGREEMENTS -- 3.5%
Tri-party repurchase agreement dated 12/31/01 with
Salomon Smith Barney, Inc. and Investors Bank and Trust
Company, due 01/02/02, with a maturity value of
$14,797,985 and an effective yield of 0.60%,
collateralized by a U.S. Government Obligation with a
rate of 5.50%, a maturity date of 08/15/28 and a market
value of $15,094,184.                                              $ 14,797,492
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $14,797,492)                      14,797,492
                                                                   ------------

TOTAL INVESTMENTS -- 100.1% (COST $447,808,390)                    $425,100,502

OTHER ASSETS, LESS LIABILITIES -- (0.1%)                               (594,313)
                                                                   ------------
NET ASSETS -- 100.0%                                               $424,506,189
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
DEM - German Deutsche Mark
DKK - Danish Krone
EUR - Euro
FLIRB - Front Loaded Interest Reduction Bond
GBP - Great British Pound
JPY - Japanese Yen
NCL - Non-callable
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)   Variable Rate Security; rate indicated is as of 12/31/01.
(c)   Zero coupon security.
+     Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------------------
Foreign Government                                                 56.5%
Financial                                                          11.8%
Banking                                                             7.2%
Consumer Noncyclical                                                5.5%
Consumer Cyclical                                                   4.9%
Short-Term                                                          3.7%
Basic Industry                                                      3.6%
Communications                                                      2.9%
U.S. Government                                                     1.6%
Services                                                            0.7%
Electric                                                            0.6%
Public Utility                                                      0.5%
Capital Goods                                                       0.3%
Energy                                                              0.3%
                                                                  -----
                                                                  100.1%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
TOP TEN COUNTRIES BY ISSUER                                     ASSETS
------------------------------------------------------------------------
United States of America                                           24.0%
Germany                                                            19.6%
United Kingdom                                                      8.7%
Canada                                                              8.4%
Netherlands                                                         6.3%
Japan                                                               6.0%
Italy                                                               5.6%
Sweden                                                              3.3%
Spain                                                               3.1%
Denmark                                                             2.8%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund currently offers two classes of shares: Institutional Class and Service Class. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of up to 0.25% of the average daily net assets of the Service Class of shares. Each class votes separately as a class only with respect to its own distribution plan (Service Class only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

      Shares of the Service Class may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Service Class shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Service Class shares through their Omnibus Account Administrators.

      The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, amortization and/or accretion of premiums and discounts on certain securities, capital loss carry forwards, losses deferred due to wash sales and excise tax regulations.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. ALLOCATION OF OPERATING ACTIVITY

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that class' operations. Service fees, which are directly attributable to the Service Class shares, are charged to the Service Class operations.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Service
      Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the year ended December 31, 2001, so that the Service Class annual operating expenses do not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service Fee). Pursuant to this agreement, for the year ended December 31, 2001, Standish Mellon reimbursed the Service Class $8,483 for class specific operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   SERVICE FEE:

      Pursuant to a service plan, the Service Class pays a service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are shareholders in the Service Class and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

(4)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2001 were as follows:

                                                       PURCHASES       SALES
                                                      ------------  ------------
      U.S. Government Securities                      $ 73,300,119  $ 78,283,952
                                                      ============  ============
      Investments (non-U.S. Government Securities)    $864,639,991  $866,505,718
                                                      ============  ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED         YEAR ENDED
      INSTITUTIONAL CLASS:                                     DECEMBER 31, 2001  DECEMBER 31, 2000
      -------------------------------------------------------  -----------------  -----------------
      Shares sold                                                  4,900,957           3,555,296
      Shares issued to shareholders in payment of
        distributions declared                                       296,040           4,143,099
      Shares redeemed                                             (7,396,770)        (33,064,577)
                                                                  ----------         -----------
      Net decrease                                                (2,199,773)        (25,366,182)
                                                                  ==========         ===========

                                                                                     FOR THE PERIOD
                                                                                     APRIL 25, 2000
                                                                                    (COMMENCEMENT OF
                                                                  YEAR ENDED          OPERATIONS)
      SERVICE CLASS:                                           DECEMBER 31, 2001  TO DECEMBER 31, 2000
      -------------------------------------------------------  -----------------  --------------------
      Shares sold                                                   113,053              31,440
      Shares issued to shareholders in payment of
        distributions declared                                          556               1,979
      Shares redeemed                                               (27,217)            (22,085)
                                                                    -------             -------
      Net increase                                                   86,392              11,334
                                                                    =======             =======

(6)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $448,663,503
                                                                   ============
      Gross unrealized appreciation                                   3,198,797
      Gross unrealized depreciation                                 (26,761,798)
                                                                   ------------
      Net unrealized depreciation                                  $(23,563,001)
                                                                   ============

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $42,835,858, $19,786,516 and $6,955,771 which expire on December 31, 2007,
      2008 and 2009, respectively.

      The tax character of distributions paid during 2001 was as follows:

                                                                        AMOUNT
                                                                     -----------

      Distributions paid from:
        Ordinary income                                              $ 7,377,204

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                $  9,023,576
      Accumulated loss                                              (69,578,145)

(7)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of written put option transactions for the year ended December 31, 2001 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                              NUMBER OF CONTRACTS      PREMIUMS
                                              -------------------     ---------

      Outstanding, beginning of period                  4             $ 353,516
      Options written                                   6               511,386
      Options expired                                  (3)             (326,563)
      Options closed                                   (2)             (101,329)
                                                      ---             ---------
      Outstanding, end of period                        5             $ 437,010
                                                      ===             =========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2001, the Fund held the following written put option contracts:

      SECURITY
      --------------------------------------------------------------------------

                                                                    CONTRACTS            VALUE
                                                               -------------------  ----------------
      UST 3.50% Put, Strike Price 93.81, 03/11/2002                      1             $  23,983
      UST 4.63% Put, Strike Price 100.62, 03/13/2002                     1               135,967
      UST 5.38% Put, Strike Price 95.83, 04/04/2002                      1               219,938
      UST 5.38% Put, Strike Price 102.58, 10/31/2002                     1               442,658
      12 Month LIBOR Put, Strike Price 4.57, 09/25/2002                  1                15,363
                                                                                       ---------
      Total (premiums received $437,010)                                               $ 837,909

      A summary of written call option transactions for the year ended December 31, 2001 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                               NUMBER OF CONTRACTS      PREMIUMS
                                                               -------------------  ----------------
      Outstanding, beginning of period                                   5             $ 336,031
      Options written                                                    6               653,287
      Options exercised                                                 (1)             (471,078)
      Options expired                                                   (1)              (50,469)
      Options closed                                                    (5)             (336,031)
                                                                       ---             ---------
      Outstanding, end of period                                         4             $ 131,740
                                                                       ===             =========

      At December 31, 2001, the Fund held the following written call option contracts:

      SECURITY
      --------------------------------------------------------------------------

                                                                    CONTRACTS            VALUE
                                                               -------------------  ----------------
      UST 3.50% Call, Strike Price 98.41, 03/11/2002                     1             $  15,878
      UST 4.63% Call, Strike Price 105.87, 03/13/2002                    1                 1,143
      UST 5.38% Call, Strike Price 106.33, 04/04/2002                    1                30,188
      12 Month LIBOR Call, Strike Price 2.68, 09/25/2002                 1                 5,641
                                                                                       ---------
      Total (premiums received $131,740)                                               $  52,850

      A summary of written currency option transactions for the year ended December 31, 2001 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                               NUMBER OF CONTRACTS      PREMIUMS
                                                               -------------------  ----------------
      Outstanding, beginning of period                                   7             $  614,641
      Options written                                                   12              1,209,147
      Options expired                                                   (5)              (421,161)
      Options closed                                                    (9)              (853,237)
                                                                       ---             ----------
      Outstanding, end of period                                         5             $  549,390
                                                                       ===             ==========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2001, the Fund held the following written currency option contracts:

      --------------------------------------------------------------------------

                                                                    CONTRACTS            VALUE
                                                               -------------------  ----------------
      DEM 5.25% Call, Strike Price 108.65, 04/24/2002                    1             $     801
      DEM 5.25% Put, Strike Price 103.01, 04/24/2002                     1               295,006
      EUR Put/USD Call, Strike Price 0.83, 09/25/2002                    1               141,435
      USD Put/EUR Call, Strike Price 0.99, 09/25/2002                    1                37,249
      USD Put/JPY Call, Strike Price 125.00, 09/27/2002                  1               338,540
                                                                                       ---------
      TOTAL (PREMIUMS RECEIVED $549,390)                                               $ 813,031

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2001, the Fund held the following forward foreign currency contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                            LOCAL PRINCIPAL   CONTRACT      MARKET       AGGREGATE    UNREALIZED
      CONTRACTS TO RECEIVE                      AMOUNT       VALUE DATE      VALUE      FACE AMOUNT   GAIN/(LOSS)
      -----------------------------------------------------------------------------------------------------------
      Japanese Yen                           2,272,450,000   03/20/2002  $ 17,341,113  $ 17,888,037   $ (546,924)

                                            LOCAL PRINCIPAL   CONTRACT      MARKET       AGGREGATE    UNREALIZED
      CONTRACTS TO RECEIVE                      AMOUNT       VALUE DATE      VALUE      FACE AMOUNT   GAIN/(LOSS)
      ----------------------------------------------------------------------------------------------------------
      British Pound Sterling                    16,110,000   03/20/2002  $ 23,335,137  $ 22,971,893   $ (363,244)
      Danish Krone                             102,240,000   03/20/2002    12,196,732    12,111,018      (85,714)
      Euro Dollar                              230,724,000   03/20/2002   204,912,968   207,047,061    2,134,093
      Hong Kong Dollar                         104,100,000   07/15/2002    13,340,301    13,320,537      (19,764)
      Japanese Yen                          13,851,920,000   03/20/2002   105,704,290   109,702,001    3,997,711
      New Zealand Dollar                        26,995,000   03/20/2002    11,161,333    11,158,383       (2,950)
      Polish Zloty                               9,545,000   02/28/2002     2,365,837     2,288,420      (77,417)
      Singapore Dollar                          19,095,000   03/20/2002    10,344,996    10,442,415       97,419
      Swedish Krona                            149,660,000   03/20/2002    14,254,908    14,044,670     (210,238)
                                                                         ------------  -------------  ----------
      TOTAL                                                              $397,616,502  $403,086,398   $5,469,896
                                                                         ============  =============  ==========

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2001, the Fund held the following financials futures contracts:

                                                                                UNDERLYING FACE
      CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED GAIN
      ----------------------------------------------------------------------------------------------------------
      U.S. 10 Year Note (382 Contracts)                Short      3/28/2002       $40,163,720       $624,508

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Fund entered into no such transactions during the year ended December 31, 2001.

(8)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage-and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Fund did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

               NET UNREALIZED                UNDISTRIBUTED NET
         APPRECIATION (DEPRECIATION)         INVESTMENT INCOME
         ---------------------------         -----------------

                  $865,077                      ($865,077)

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The effect of this change for the year ended December 31, 2001 was to decrease the net investment income by $172,145, decrease net unrealized appreciation by $637,132, and decrease net realized loss by $809,277. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      Certain prior year amounts have been reclassified for presentation purposes.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To approve a new investment advisory agreement between the Fund and Standish Mellon, the successor to Standish:

                   Affirmative                 17,229,414.114
                   Against                         33,290.791
                   Abstain                          9,469.801
                                               --------------
                   Total                       17,272,174.706
                                               ==============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
                                                   TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS,           POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
    AND DATE OF BIRTH        HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
                                                   TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS,           POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
    AND DATE OF BIRTH        HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

Cara E. Hultgren            Assistant Vice      Since 2001            Assistant Manager,           20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish, Ayer &
                                                                      Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                       Management Discussion and Analysis

Unhedged international bonds produced poor returns in 2001. Over the course of the year, the dollar strengthened against virtually all developed market currencies. Consequently, while bond markets posted modest but positive returns in their home currencies, these returns translated to losses in U.S. dollar terms. The Standish International Fixed Income II Fund returned -5.31% for the year, after all expenses, compared to -3.60% for the benchmark, the JP Morgan Unhedged Non-U.S. Global Government Bond Index.

The over-investment of the late 1990s ended in bust, and the U.S. Federal Reserve Board responded by lowering the Fed Funds rate almost the moment 2001 began. The Fed continued to reduce short-rates all year long, a whopping decline of 4.75%. Central banks elsewhere lowered rates as well, though few with the earnest of the Fed. By springtime, the U.S. economy had entered recession, Europe was stumbling, and Japan was mired in economic blight. A synchronized global economic slowdown was underway. In September, the terrorist attacks brought new trauma to the financial markets. It was not until November that the U.S. bond market finally decided that a renewal of economic growth was on the horizon, and the market closed the year with bond yields rising fairly sharply. Overseas, Europe continued the pattern of lagging the U.S. economic cycle by several months, with less volatile swings on either the upside or downside. The European Central Bank was far more conservative in its easings, preferring to be certain that inflation - which had been a bit "stickier" in Europe - was well under control. Japan, despite short-term rates at virtually 0%, slid further into recession. Efforts by the central bank to provide an additional monetary policy boost to the economic system did not appear to be particularly fruitful. Only the UK seemed to buck the trend of a significant global slowdown, held up by a relatively buoyant consumer sector.

What sort of bond returns one earned was largely a function of where one was invested along the yield curve. While long-term bond yields fell modestly or were stable, short rates dropped dramatically and the shape of the yield curve moved from flat to steep. Investment grade credit performed well while high yield had considerable difficulty as certain sectors, most notably telecom, were battered. A number of well-known corporations found themselves in or near bankruptcy by year-end. In Japan, bond prices appreciated despite the already low interest rate environment. European short rates fell but intermediate term rates actually rose as the yield curve steepened. Ultimately, the currency markets were supportive of the U.S. dollar. With the U.S. leading the economic cycle, investors believed that the surge in monetary growth, favorable fiscal and monetary conditions, and strong measures taken by corporate America to restore economic growth and profitability would carry the day.

The Fund underperformed its benchmark. With the benchmark dominated by Europe and Japan (together, approximately 85% of the total), producing above benchmark returns requires a precise call on the relative performance of these two markets. Much of the year, we held an underweight position in Japan, believing that with yields already very low, the risks in this market outweighed the potential returns. In fact, yields fell further, and Japan returns were helped by the "carry" from the differential in short rates versus the U.S. or Europe. Our view on Europe proved to be correct, although the bulk of price performance came from the very short end of the yield curve while we had been positioned modestly longer. Our U.S. and UK positions were helpful, as we were overweight the U.S. (which outperformed) and underweight the UK (which underperformed). Our exposure to investment grade corporate bonds also was a positive; the extra yield available due to weak economic conditions clearly compensated investors for the risk. Unfortunately, high yield corporate securities had the opposite impact. Although we held only a modest allocation to this sector, our positions clearly detracted from total return.

We believe that the outlook for 2002 is favorable for bonds. Although the U.S. and Europe are poised to recover, inflation is benign. Corporations, and consequently corporate bonds, are poised to benefit from economic recovery.

We appreciate your continued support and look forward to working on your behalf.


/s/ W. Charles Cook

W. Charles Cook

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

            Comparison of Change in Value of $100,000 Investment in
                  Standish International Fixed Income Fund II,
            the J.P. Morgan Unhedged Non-U.S. Government Bond Index,
                         and the Lehman Aggregate Index

                                                           J.P.
                             Standish                     Morgan
                           International     Lehman      Non-U.S.
                           Fixed Income     Aggregate   Gov't Bond
                              Fund II         Index       Index
                               100000         100000      100000
                               102900          99580      103340
                               103050          99530      103743
                               104605         100685      105548
                               104757         101057      105316
                               102986         101047      103610
                               102838         100562      103475
                                98718         100230      100412
                                98613         101443       98956
                               101680         102782      102202
                                97178         102484       97858
                                98661         102437       98827
1 Year                         100777         104568      101515
                                98284         105517       98785
                                96905         107047       97145
                                96215         107722       96863
                                94147         108433       94829
                                96215         110211       96763
                               100034         112261      100905
                               100193         114082      100533
                                99981         115076      100071
                                94942         115654       96038
                                95049         114017       96038
                                93882         114706       95539
2 Year                          93033         115399       94134
                                94730         117979       96495
                                99133         119336      100974
                                98655         120726      101388
                                98814         123253      101550
                                97966         121553      100488
                                94721         120776       97296

                        ---------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                            Since
                                          Inception
                              1 Year      06/30/1999
                             --------     ----------

                             (5.31)%        (2.15)%

                        ---------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Investing in international securities involves risks such as currency fluctuation and political instability.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $42,863,254)                                                    $41,700,197
  Foreign currency, at value (cost $18,342)                              16,926
  Receivable for investments sold                                     1,192,637
  Interest receivable                                                   849,308
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                          23,803
  Prepaid expenses                                                       12,155
                                                                    -----------
    Total assets                                                     43,795,026

LIABILITIES
  Payable for investments purchased                     $2,365,610
  Payable for Fund shares redeemed                         500,000
  Payable for variation margin on open financial
    futures contracts (Note 6)                              21,328
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                            379,338
  Payable for closed forward foreign currency exchange
    contracts (Note 6)                                       4,931
  Options written, at value (Note 6) (premiums
    received, $106,796)                                    160,724
  Accrued accounting, custody and transfer agent fees        8,811
  Accrued trustees' fees and expenses (Note 2)                 166
  Accrued expenses and other liabilities                    16,952
                                                        ----------
    Total liabilities                                                 3,457,860
                                                                    -----------
NET ASSETS                                                          $40,337,166
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $43,265,987
  Accumulated net realized loss                                        (982,226)
  Distributions in excess of net investment income                     (451,800)
  Net unrealized depreciation                                        (1,494,795)
                                                                    -----------
TOTAL NET ASSETS                                                    $40,337,166
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,262,218
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     17.83
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $ 2,015,696
                                                                    -----------

EXPENSES
  Investment advisory fee (Note 2)                     $   177,485
  Accounting, custody, and transfer agent fees             139,951
  Legal and audit services                                  27,841
  Registration fees                                         17,388
  Insurance expense                                          8,068
  Trustees' fees and expenses (Note 2)                       2,833
  Miscellaneous                                              3,920
                                                       -----------
    Total expenses                                         377,486
                                                       -----------

Deduct:
  Waiver of investment advisory fee (Note 2)              (133,445)
                                                       -----------
    Net expenses                                                        244,041
                                                                    -----------
      Net investment income                                           1,771,655
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                    (1,084,234)
    Financial futures contracts                            (79,598)
    Written options transactions                            41,069
    Foreign currency transactions and forward foreign
      currency exchange contracts                         (774,664)
                                                       -----------
      Net realized loss                                              (1,897,427)

  Change in unrealized appreciation (depreciation)
    Investment securities                               (2,046,599)
    Financial futures contracts                             57,487
    Written options                                        (18,128)
    Foreign currency and forward foreign currency
      exchange contracts                                  (198,848)
                                                       -----------
      Change in net unrealized appreciation
        (depreciation)                                               (2,206,088)
                                                                    -----------
    Net realized and unrealized loss                                 (4,103,515)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(2,331,860)
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 1,771,655        $ 1,771,303
  Net realized loss                                          (1,897,427)        (2,666,179)
  Change in net unrealized appreciation (depreciation)       (2,206,088)           894,169
                                                            -----------        -----------
  Net decrease in net assets from investment operations      (2,331,860)              (707)
                                                            -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                    (66,100)          (123,554)
                                                            -----------        -----------
  Total distributions to shareholders                           (66,100)          (123,554)
                                                            -----------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           10,075,691         17,615,924
  Value of shares issued to shareholders in payment of
    distributions declared                                       66,044            123,554
  Cost of shares redeemed                                    (9,021,068)                --
                                                            -----------        -----------
  Net increase in net assets from Fund share
    transactions                                              1,120,667         17,739,478
                                                            -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,277,293)        17,615,217

NET ASSETS
  At beginning of year                                       41,614,459         23,999,242
                                                            -----------        -----------
  At end of year (including distributions in excess of
    net investment income of $451,800 and $554,877)         $40,337,166        $41,614,459
                                                            ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         FOR THE PERIOD
                                                      YEAR ENDED DECEMBER 31,            JUNE 30, 1999
                                                      -----------------------     (COMMENCEMENT OF OPERATIONS)
                                                       2001(A)         2000           TO DECEMBER 31, 1999
                                                       -------        -------     ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 18.87        $ 19.47                $ 20.00
                                                       -------        -------                -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                  0.73(1)        0.98(1)                0.61(1)
  Net realized and unrealized loss on investments        (1.74)         (1.50)                 (0.04)
                                                       -------        -------                -------
Total from investment operations                         (1.01)         (0.52)                  0.57
                                                       -------        -------                -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.03)         (0.08)                 (1.10)
                                                       -------        -------                -------
Total distributions to shareholders                      (0.03)         (0.08)                 (1.10)
                                                       -------        -------                -------
NET ASSET VALUE, END OF YEAR                           $ 17.83        $ 18.87                $ 19.47
                                                       =======        =======                =======

TOTAL RETURN+++                                          (5.31)%        (2.73)%                 2.84%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                 0.55%          0.27%                  0.00%+
  Net Investment Income (to average daily net
    assets)*                                              3.99%          5.30%                  5.93%+
  Portfolio Turnover                                       205%           216%                    91%++
  Net Assets, End of Year (000's omitted)              $40,337        $41,614                $23,999

----------
*     For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income per share                  $  0.68(1)     $  0.86(1)             $  0.51(1)
      Ratios (to average daily net assets):
        Expenses                                          0.85%          0.90%                  1.02%+
        Net investment income                             3.69%          4.67%                  4.91%+

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.002, increase net realized and unrealized gains and losses per share by $0.002 and decrease the ratio of net investment income to average net assets from 4.00% to 3.99%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.
+     Computed on an annualized basis.
++    Not annualized
+++   Total return would have been lower in the absence of expense waivers.


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                        RATE           MATURITY                 VALUE          (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 99.6%

CONVERTIBLE CORPORATE BONDS -- 0.0%
Royal Caribbean Cruises Step Up Notes(a)         0.000%       05/18/2021             USD      25,000  $      8,750
                                                                                                      ------------
Total Convertible Corporate Bonds (Cost $10,685)                                                             8,750
                                                                                                      ------------

CORPORATE -- 5.4%

BANKING -- 0.2%
GS Escrow Corp. 144A Senior Notes                7.125%       08/01/2005                     100,000        99,914
                                                                                                      ------------

COMMUNICATIONS -- 1.1%
Sprint Capital Corp.                             5.875%       05/01/2004                     200,000       202,869
Worldcom, Inc. Senior Notes NCL                  7.500%       05/15/2011                     225,000       230,526
                                                                                                      ------------
                                                                                                           433,395
                                                                                                      ------------

CONSUMER CYCLICAL -- 1.5%
Charter Communications Holdings LLC
  Senior Notes                                  10.750%       10/01/2009                     100,000       105,250
ERAC USA Finance Company 144A                    7.350%       06/15/2008                     150,000       149,257
Harrahs Operating Co, Inc.                       7.125%       06/01/2007                      35,000        35,694
Mohegan Tribal Gaming Authority                  8.750%       01/01/2009                     100,000       104,250
TRW, Inc.                                        7.625%       03/15/2006                     200,000       205,322
                                                                                                      ------------
                                                                                                           599,773
                                                                                                      ------------

CONSUMER NONCYCLICAL -- 1.1%
Aramark Services, Inc.                           7.000%       07/15/2006                     200,000       191,771
Beckman Coulter, Inc.                            7.100%       03/04/2003                     250,000       261,141
                                                                                                      ------------
                                                                                                           452,912
                                                                                                      ------------

ELECTRIC -- 0.5%
Niagara Mohawk Power                             7.375%       07/01/2003                     211,707       219,846
                                                                                                      ------------

ENERGY -- 0.4%
Progress Energy, Inc. Senior Notes               7.100%       03/01/2011                     150,000       154,930
                                                                                                      ------------

FINANCIAL -- 0.4%
Simon Property Group LP                          6.625%       06/15/2003                     150,000       154,645
                                                                                                      ------------

PUBLIC UTILITY -- 0.2%
AES Corp. Senior Notes                           9.375%       09/15/2010                     100,000        88,500
                                                                                                      ------------
Total Corporate (Cost $2,178,746)                                                                        2,203,915
                                                                                                      ------------

YANKEE BONDS -- 2.5%
Brascan Corp.                                    7.125%       12/16/2003                     150,000       153,305
Bulgaria FLIRB Series A(b)                       4.563%       07/28/2012                     100,000        90,000
Colt Telecom Group PLC Senior
  Step Up Notes(a)                               0.000%       12/15/2006                      55,000        49,500
Dominican Republic 144A                          9.500%       09/27/2006                      80,000        81,600
Domtar, Inc.                                     7.875%       10/15/2011                     100,000       103,150

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                        RATE           MATURITY                 VALUE          (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Republic of Peru(b)                              4.500%       03/07/2017             USD     105,000  $     80,325
Royal Caribbean Cruises                          8.250%       04/01/2005                     200,000       160,358
Russian Federation                               8.750%       07/24/2005                      40,000        39,800
Russian Federation                              10.000%       06/26/2007                      50,000        49,250
Stora Enso Oyj Senior Notes                      7.375%       05/15/2011                      60,000        63,175
Telus Corp.                                      8.000%       06/01/2011                     125,000       131,876
                                                                                                      ------------
Total Yankee Bonds (Cost $1,023,113)                                                                     1,002,339
                                                                                                      ------------

U.S. TREASURY OBLIGATIONS -- 2.0%

TREASURY BONDS -- 1.0%
U.S. Treasury Bond                               5.375%       02/15/2031                       5,000         4,927
U.S. Treasury Bond                               6.250%       08/15/2023                     360,000       380,869
U.S. Treasury Bond                               6.250%       05/15/2030                      25,000        27,055
                                                                                                      ------------
                                                                                                           412,851
                                                                                                      ------------

TREASURY NOTES -- 1.0%
U.S. Treasury Note                               4.625%       05/15/2006                     365,000       369,960
U.S. Treasury Note                               6.750%       05/15/2005                      25,000        27,180
                                                                                                      ------------
                                                                                                           397,140
                                                                                                      ------------
Total U.S. Treasury Obligations (Cost $807,460)                                                            809,991
                                                                                                      ------------

FOREIGN DENOMINATED -- 89.7%

DENMARK -- 1.9%
Denmark Realkredit                               5.000%       10/01/2019             DKK   6,931,636       785,639
                                                                                                      ------------

EURO -- 55.9%
Ahold Finance USA, Inc.                          6.375%       06/08/2005             EUR     115,000       107,317
AT&T Corp. 144A                                  6.000%       11/21/2006                     160,000       141,406
Austria Republic                                 3.400%       10/20/2004                   1,515,000     1,330,065
Bank of Ireland Holdings(b)                      7.400%       12/29/2049                     105,000        99,436
BAT International Finance PLC                    4.250%       04/14/2004                     110,000        97,660
Bundes Obligation Series 124                     4.500%       08/19/2002                     625,000       561,296
Bundes Obligation Series 135                     5.000%       05/20/2005                     115,000       105,349
CIT Group, Inc. Senior Notes                     5.500%       05/16/2005                     100,000        90,567
Clear Channel Communications                     6.500%       07/07/2005                     120,000       105,440
Coca-Cola HBC Finance PLC                        5.250%       06/27/2006                     110,000        98,352
Daimlerchrysler International Finance            6.125%       03/21/2006                     110,000        99,563
Deutschland Republic                             4.000%       07/04/2009                     365,000       309,058
Deutschland Republic                             4.125%       07/04/2008                   1,375,000     1,188,771
Deutschland Republic                             4.500%       07/04/2009                     120,000       104,817
Deutschland Republic                             4.750%       07/04/2028                   1,235,000     1,003,889
Deutschland Republic                             5.000%       07/04/2011                   1,665,000     1,490,247
Deutschland Republic                             5.250%       07/04/2010                   2,045,000     1,862,990
Deutschland Republic                             5.250%       01/04/2011                     755,000       688,476
Deutschland Republic                             5.375%       01/04/2010                     225,000       206,900
Deutschland Republic                             6.250%       01/04/2030                     745,000       747,884
European Investment Bank                         4.000%       01/15/2007                     230,000       199,157
FBG Treasury BV                                  5.750%       03/17/2005                     110,000       100,610

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                        RATE           MATURITY                 VALUE          (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Federative Republic of Brazil Senior Notes       9.500%       01/24/2011             EUR     125,000  $     99,436
French Treasury Bill                             4.750%       03/12/2002                     400,000       357,505
French Treasury Note                             5.000%       01/12/2006                     775,000       707,915
General Motors Acceptance Corp.                  6.000%       10/16/2006                     100,000        87,735
Gillette Co.                                     5.250%       12/30/2002                     115,000       104,303
Government of Romania                           10.625%       06/27/2008                     105,000       101,424
Heinz BV                                         5.125%       04/10/2006                     250,000       224,151
International Lease Finance Corp.                4.125%       07/12/2004                     190,000       164,317
Italian Government                               4.750%       07/01/2005                   1,535,000     1,394,687
Italian Government BTPS Notes NCL                5.500%       11/01/2010                   1,110,000     1,017,440
Italian Government BTPS Notes NCL                6.500%       11/01/2027                     115,000       116,081
J. Sainsbury PLC                                 5.625%       07/11/2008                     115,000       103,214
Kingdom of Belgium                               5.500%       03/28/2028                   1,150,000     1,021,613
Kingdom of Belgium                               5.750%       09/28/2010                     250,000       233,164
Koninklijke KPN NV(b)                            3.851%       06/13/2002                     115,000       101,622
KPN-Qwest B.V. 144A                              7.125%       06/01/2009                     245,000       139,756
Lear Corp. Senior Notes                          8.125%       04/01/2008                     120,000       106,956
MBNA Corp. Series 6                              4.375%       08/19/2004                     230,000       205,460
Messer Griesheim Holding AG Senior Notes        10.375%       06/01/2011                     150,000       141,048
National Westminister Bank(b)                    6.625%       10/29/2049                     175,000       160,860
Netherland Government Notes                      5.500%       07/15/2010                   1,045,000       962,611
NGG Finance PLC                                  5.250%       08/23/2006                     115,000       102,589
Nordbanken(b)                                    6.000%       12/13/2010                     100,000        91,744
Parker-Hannifin Corp.                            6.250%       11/21/2005                     115,000       104,508
Philip Morris Finance                            5.625%       06/24/2008                     125,000       111,747
Republic of Colombia                            11.375%       01/31/2008                     105,000        94,054
Republic of Philippines                          9.375%       12/07/2006                     110,000        99,269
Sara Lee Corp.                                   6.125%       07/27/2007                     250,000       232,172
Sogerim                                          7.000%       04/20/2011                     250,000       227,848
Spanish Government                               4.250%       07/30/2002                   1,130,000     1,012,785
Spanish Government                               4.950%       07/30/2005                   1,375,000     1,248,777
Svenska Handelsbanken(b)                         5.500%       03/07/2011                     100,000        90,668
Telefonica Europe BV                             6.125%       09/21/2005                     110,000       100,509
Telstra Corp. Ltd.                               5.875%       06/21/2005                     115,000       105,054
TPSA Eurofinance BV                              6.625%       03/01/2006                     115,000       103,601
Transco PLC                                      5.250%       05/23/2006                     115,000       103,135
Tyco International Group SA                      6.125%       04/04/2007                     110,000        99,153
United Mexican States                            7.500%       03/08/2010                     110,000       100,249
Vivendi Environnement                            5.875%       06/27/2008                     120,000       108,186
Worldcom, Inc. Senior Notes                      6.750%       05/15/2008                     115,000       104,857
                                                                                                      ------------
                                                                                                        22,531,453
                                                                                                      ------------

JAPAN -- 22.0%
A/S Eksportfinans                                1.800%       06/21/2010             JPY  29,000,000       232,367
Development Bank of Japan                        1.750%       06/21/2010                 100,000,000       786,860
Ford Motor Credit Co.                            1.200%       02/07/2005                  50,000,000       367,364
GE Financial Assurance                           1.600%       06/20/2011                 116,000,000       866,121
Japan Government                                 2.500%       12/21/2020                 143,000,000     1,179,204
McDonald's Corp.                                 2.000%       03/09/2010                  16,000,000       127,745
Mexican Notes NCL                                3.100%       04/24/2002                  35,000,000       269,630

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR             VALUE
SECURITY                                        RATE           MATURITY                 VALUE          (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Pfizer, Inc.                                     0.800%       03/18/2008             JPY 100,000,000  $    759,294
Procter & Gamble Co.                             2.000%       06/21/2010                 145,000,000     1,149,395
Province of Ontario                              1.875%       01/25/2010                 253,000,000     2,046,563
Quebec Province                                  1.600%       05/09/2013                 143,000,000     1,080,328
                                                                                                      ------------
                                                                                                         8,864,871
                                                                                                      ------------
POLAND -- 0.5%
Government of Poland(c)                          0.000%       08/21/2003             PLN   1,020,000       220,058
                                                                                                      ------------
SWEDEN -- 3.1%
Sweden Government Bond #1035                     6.000%       02/09/2005             SEK   6,520,000       645,744
Sweden Government Bond #1044                     3.500%       04/20/2006                   6,750,000       609,810
                                                                                                      ------------
                                                                                                         1,255,554
                                                                                                      ------------
UNITED KINGDOM -- 6.3%
Abbey National Treasury                          7.750%       12/31/2003             GBP     150,000       227,504
Halifax PLC                                      6.375%       04/03/2008                      60,000        89,990
Inco Ltd.                                       15.750%       07/15/2006                     200,000       391,502
Lehman Brothers Holdings PLC                     6.950%       06/22/2004                     230,000       342,049
Lloyds TSB Bank PLC(b)                           6.625%       07/15/2049                     165,000       243,603
Royal Bank of Scotland PLC(b)                    7.375%       08/31/2049                     110,000       169,658
UK Treasury Gilt Stock                           9.000%       10/13/2008                     140,000       248,481
UK Treasury Gilt Stock                           9.500%       04/18/2005                     485,000       800,079
                                                                                                      ------------
                                                                                                         2,512,866
                                                                                                      ------------
Total Foreign Denominated (Cost $37,309,315)                                                            36,170,441
                                                                                                      ------------
TOTAL BONDS AND NOTES (COST $41,329,319)                                                                40,195,436
                                                                                                      ------------

                                                                                           CONTRACT
                                                                                             SIZE
                                                                                          ----------
PURCHASED OPTIONS -- 0.3%
12 Month LIBOR Call, Strike Price 4.07, 09/25/2002 (USD)                                       4,500         2,321
DEM 5.25% Call, Strike Price 105.83, 04/24/2002 (USD)                                      1,360,000           849
JPY Put/USD Call, Strike Price 130.00, 03/19/2002 (USD)                                    2,465,000        12,702
USD Put/AUD Call, Strike Price 0.53, 02/15/2002 (USD)                                        830,000         2,482
USD Put/EUR Call, Strike Price 0.92, 09/25/2002 (USD)                                        910,000        10,438
USD Put/JPY Call, Strike Price 120.00, 09/27/2002 (USD)                                      610,000        48,448
UST 3.50% Call, Strike Price 96.11, 03/11/2002 (USD)                                           8,200         7,347
UST 4.63% Call, Strike Price 103.24, 03/13/2002 (USD)                                         13,350         2,086
UST 5.38% Call, Strike Price 101.08, 04/04/2002 (USD)                                          9,000        11,250
UST 5.38% Call, Strike Price 107.95, 10/31/2002 (USD)                                          4,200         4,315
                                                                                                      ------------
TOTAL PURCHASED OPTIONS (COST $131,482)                                                                    102,238
                                                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                          PAR              VALUE
SECURITY                                        RATE           MATURITY                  VALUE           (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%

U.S. GOVERNMENT AGENCY -- 0.1%
FHLMC Discount Note=/=+                          1.717%       03/22/2002             USD      50,000    $    49,880
                                                                                                        -----------

REPURCHASE AGREEMENTS -- 3.4%
Tri-party repurchase agreement dated 12/31/01 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/02, with a maturity value of
$1,352,688 and an effective yield of 0.60%, collateralized by a U.S. Government
Obligation with a rate of 5.50%, a maturity date of 08/15/28 and a market value
of $1,384,139.                                                                                            1,352,643
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,402,453)                                                            1,402,523
                                                                                                        -----------

TOTAL INVESTMENTS -- 103.4% (COST $42,863,254)                                                          $41,700,197

OTHER ASSETS, LESS LIABILITIES -- (3.4%)                                                                 (1,363,031)
                                                                                                        -----------
NET ASSETS -- 100.0%                                                                                    $40,337,166
                                                                                                        ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
DEM - German Deutsche Mark
DKK - Danish Krone
EUR - Euro
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
GBP - Great British Pound
JPY - Japanese Yen
NCL - Non-callable
PLN - Polish Zloty
SEK - Swedish Krona
USD - United States Dollar
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)   Variable Rate Security; rate indicated is as of 12/31/01.
(c)   Zero coupon security.
=/=   Rate noted is yield to maturity.
+     Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH INTERNATIONAL FIXED INCOME II PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
INDUSTRY SECTOR                                                NET ASSETS
----------------------------------------------------------------------------

Foreign Government                                                     65.4%
Financial                                                               8.7%
Consumer Noncyclical                                                    8.6%
Banking                                                                 4.6%
Short-Term                                                              3.6%
Communications                                                          3.2%
Consumer Cyclical                                                       3.0%
U.S. Government                                                         2.1%
Basic Industry                                                          2.0%
Industrial                                                              0.8%
Electric                                                                0.6%
Energy                                                                  0.4%
Public Utility                                                          0.2%
Capital Goods                                                           0.2%
                                                                      -----
                                                                      103.4%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH INTERNATIONAL FIXED INCOME II PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
TOP TEN COUNTRIES BY ISSUER                                    NET ASSETS
---------------------------------------------------------------------------

United States of America                                               23.2%
Germany                                                                20.9%
Canada                                                                  9.7%
United Kingdom                                                          7.3%
Italy                                                                   6.3%
Spain                                                                   5.6%
Japan                                                                   4.9%
Netherlands                                                             4.3%
Sweden                                                                  3.6%
Austria                                                                 3.3%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund II (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, amortization and/or accretion of premiums and discounts on certain securities, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.55% of the Fund's average daily net assets for the year ended December 31, 2001. Pursuant to this agreement, for the year ended December 31, 2001, Standish Mellon voluntarily did not impose $133,445 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2001 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------
      U.S. Government Securities                        $ 6,433,562  $ 8,376,701
                                                        ===========  ===========
      Investments (non-U.S. Government Securities)      $85,461,674  $80,415,751
                                                        ===========  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2001     DECEMBER 31, 2000
                                                               --------------------  --------------------
      Shares sold                                                     534,797              966,428
      Shares issued to shareholders in payment of
        distributions declared                                          3,611                6,530
      Shares redeemed                                                (481,942)                  --
                                                                     --------              -------
      Net increase                                                     56,466              972,958
                                                                     ========              =======

      At December 31, 2001, two shareholders held of record approximately 19% and 72% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $42,928,096
                                                                    ===========
      Gross unrealized appreciation                                     529,902
      Gross unrealized depreciation                                  (1,757,801)
                                                                    -----------
      Net unrealized depreciation                                   $(1,227,899)
                                                                    ===========

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $112,440, $468,289 and $252,740 which expire on December 31, 2007, 2008 and 2009, respectively. The Fund elected to defer to its fiscal year ending December 31, 2002 $826,383 of losses recognized during the period from November 1, 2001 to December 31, 2001.

      The tax character of distributions paid during 2001 was as follows:

                                                                     AMOUNT
                                                                    ---------

      Distributions paid from:
      Ordinary income                                               $  66,100

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:


      Undistributed ordinary income                                 $       0
      Accumulated loss                                               (833,469)

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2001 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS            NUMBER OF CONTRACTS   PREMIUMS
      --------------------------------------------------------------------------
      Outstanding, beginning of period                    3            $ 14,438
      Options written                                     6              48,165
      Options expired                                    (3)            (14,438)
      Options closed                                     (1)             (7,000)
                                                         --            --------
      Outstanding, end of period                          5            $ 41,165
                                                         ==            ========

      At December 31, 2001, the Fund held the following written put option contracts:

      SECURITY                                                CONTRACTS   VALUE
      --------------------------------------------------------------------------
      UST 3.50% Put, Strike Price 93.81, 03/11/2002               1     $  2,378
      UST 4.63% Put, Strike Price 100.62, 03/13/2002              1       12,412
      UST 5.38% Put, Strike Price 95.83, 04/04/2002               1       21,516
      UST 5.38% Put, Strike Price 102.58, 10/31/2002              1       39,982
      12 Month LIBOR Put, Strike Price 4.57, 09/25/2002           1        1,503
                                                                        --------
      Total (premiums received $41,165)                                 $ 77,791

      A summary of the written call options for the year ended December 31, 2001 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS           NUMBER OF CONTRACTS   PREMIUMS
      --------------------------------------------------------------------------
      Outstanding, beginning of period                    6            $ 13,211
      Options written                                     6              36,423
      Options exercised                                  (2)            (21,354)
      Options expired                                    (2)             (6,650)
      Options closed                                     (4)             (8,920)
                                                         --            --------
      Outstanding, end of period                          4            $ 12,710
                                                         ==            ========

      At December 31, 2001, the Fund held the following written call option contracts:

      SECURITY                                                  CONTRACTS  VALUE
      --------------------------------------------------------------------------
      UST 3.50% Call, Strike Price 98.41, 03/11/2002                1     $1,574
      UST 4.63% Call, Strike Price 105.87, 03/13/2002               1        104
      UST 5.38% Call, Strike Price 106.33, 04/04/2002               1      2,953
      12 Month LIBOR Call, Strike Price 2.68, 09/25/2002            1        552
                                                                          ------
      Total (premiums received $12,710)                                   $5,183

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A summary of the written currency options for the year ended December 31, 2001 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS        NUMBER OF CONTRACTS  PREMIUMS
      --------------------------------------------------------------------------
      Outstanding, beginning of period                      7          $ 31,873
      Options written                                      12           101,952
      Options expired                                      (5)          (19,953)
      Options closed                                       (9)          (60,951)
                                                          ---          --------
      Outstanding, end of period                            5          $ 52,921
                                                          ===          ========

      At December 31, 2001, the Fund held the following written currency option contracts:

      SECURITY                                              CONTRACTS    VALUE
      --------------------------------------------------------------------------
      DEM 5.25% Call, Strike Price 108.65, 04/24/2002           1       $     72
      DEM 5.25% Put, Strike Price 103.01, 04/24/2002            1         26,535
      EUR Put/USD Call, Strike Price 0.83, 09/25/2002           1         13,959
      USD Put/EUR Call, Strike Price 0.99, 09/25/2002           1          3,676
      USD Put/JPY Call, Strike Price 125.00, 09/27/2002         1         33,508
                                                                        --------
      Total (premiums received $52,921)                                 $ 77,750

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2001, the Fund held the following forward foreign currency exchange contracts.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                   LOCAL PRINCIPAL         CONTRACT           MARKET         AGGREGATE       UNREALIZED
      CONTRACTS TO RECEIVE              AMOUNT            VALUE DATE           VALUE        FACE AMOUNT     GAIN/(LOSS)
      -----------------------------------------------------------------------------------------------------------------
      British Pound Sterling              230,000         03/20/2002        $   333,152     $   331,890      $   1,262
      Canadian Dollar                   2,225,000         03/20/2002          1,396,641       1,416,134        (19,493)
      Euro Dollar                         995,000         03/20/2002            883,690         886,545         (2,855)
      Japanese Yen                    979,000,000         01/18/2002          7,448,231       7,773,481       (325,250)
      Swedish Krona                     7,800,000         03/20/2002            742,939         742,645            294
                                                                            -----------     ------------     ---------
      TOTAL                                                                 $10,804,653     $11,150,695      $(346,042)
                                                                            ===========     ============     =========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                              LOCAL PRINCIPAL       CONTRACT           MARKET        AGGREGATE     UNREALIZED
      CONTRACTS TO DELIVER                        AMOUNT           VALUE DATE           VALUE       FACE AMOUNT    GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      British Pound Sterling                        11,625         01/03/2002        $   16,922      $   16,832     $    (90)
      Euro Dollar                                4,740,000         03/20/2002         4,209,738       4,231,985       22,247
      Hong Kong Dollar                           9,800,000         07/15/2002         1,255,859       1,253,999       (1,860)
      Polish Zloty                                 855,000         02/28/2002           211,921         204,987       (6,934)
      Swedish Krona                             16,270,000         03/20/2002         1,549,695       1,526,839      (22,856)
                                                                                     ----------      ----------     --------
      TOTAL                                                                          $7,244,135      $7,234,642     $ (9,493)
                                                                                     ==========      ==========     ========

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2001, the Fund held the following futures contracts:

                                                                                    UNDERLYING FACE
      CONTRACT                                   POSITION      EXPIRATION DATE      AMOUNT AT VALUE      UNREALIZED GAIN
      ------------------------------------------------------------------------------------------------------------------
      U.S. 10 Year Note (35 Contracts)             Short          3/28/2002           $3,679,922             $57,487

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Fund entered into no such transactions during the year ended December 31, 2001.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Fund did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

                   NET UNREALIZED                 UNDISTRIBUTED NET
             APPRECIATION (DEPRECIATION)          INVESTMENT INCOME
             ---------------------------          -----------------

                       $78,174                        $(78,174)

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $3,596, decrease net unrealized appreciation by $47,945, and decrease net realized loss by $51,541. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      Certain prior year amounts have been reclassified for presentation purposes.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund II (the "Fund"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To approve a new investment advisory agreement between the Fund and Standish Mellon, the successor to Standish:

  Affirmative                                                 2,395,994.589
  Against                                                           542.000
  Abstain                                                             0.000
                                                              -------------
  Total                                                       2,396,536.589
                                                              =============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

Cara E. Hultgren            Assistant Vice      Since 2001            Assistant Manager,           20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish, Ayer &
                                                                      Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                       Management Discussion and Analysis

The Fed cut interest rates aggressively during 2001 as the economy slipped into recession. In addition to falling capacity utilization, plunging business investment and rising unemployment, the U.S. economy has suffered from a number of shocks over the past year. The devastating effects from the terrorist attacks rippled through the economy making already weak conditions even more uncertain. We saw stock prices plunge after September 11 and volatility soar. We watched the collapse of Enron which continues to have far-reaching implications for corporate America, capital markets and investors. Despite these difficulties, there were some bright spots in the economic picture. The housing market has remained remarkably resilient. Bolstered by low mortgage rates, we have seen a huge wave of refinancings that have ultimately benefited consumers. There was also good news for long Treasury bond prices when the Treasury's surprise announcement of no new 30-year Treasury issuance resulted in a "scarcity value" premium for long bonds.

For 2001, the relative performance of non-Treasury assets was mixed. Despite the weakening economy and heavy supply, investment grade corporate bonds strongly outperformed Treasuries as historically wide spreads attracted investors. In comparison, the mortgage market turned in poor performance, lagging Treasuries for most of the year due to highly variable prepayments and durations. In the high yield universe, there was a large dispersion in returns. Higher quality BB rated bonds outperformed Treasuries while single B rated bond spreads were wider reflecting the difficulties still faced by weaker companies.

Looking back on the past year's performance, the Fund was largely impacted by the weakness in high yield bonds, particularly after September 11. In the latter part of the year, with heightened economic uncertainty and illiquidity, the overweight in the high yield sector cost performance considerably. Partly offsetting this negative was the positive contribution from two major sector decisions, specifically the underweight in mortgages and the overweight in investment grade corporate bonds. Our yield curve positioning was also positive as we favored short maturity Treasuries whose yields fell significantly as the Fed eased. In addition, our overweight in 30-year Treasury bonds also profited by the diminished future supply of long bonds.

In conclusion, the second half of 2001 proved to be a particularly challenging environment for the fixed income market. Facing a recession, we were then shocked by the terrorist attacks and confronted with the surprising collapse of Enron. The Fund's performance lag is predominantly a result of the heightened risk aversion and illiquidity of non-Treasury assets during the latter part of the year. Despite the past year's difficulties, we anticipate modest growth, low inflation and improving corporate credit quality over the coming months. We expect that these economic and fundamental trends will benefit the Fund's returns in the year ahead.

We thank you for your continued support.


/s/ Catherine A. Powers

Catherine A. Powers

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

            Comparison of Change in Value of $100,000 Investment in
             Standish Fixed Income Fund, Lehman Gov't/Credit Index,
                           and Lehman Aggregate Index

                         Standish     Lehman      Lehman
                          Fixed     Gov't/Corp   Aggregate
                       Income Fund     Index       Index
..                         100000      100000      100000
                           98600       97340       97260
                           97700       96902       96881
                           98850       98104       98218
                           98850       97888       98139
                           98698       97340       97609
                           96613       95247       95530
                           98647       98819       98931
                           99581       99451       99722
                          100619      100813      101079
                          104275      104261      104637
                          105811      105460      105882
1  Year                   105016      104416      104886
                          104692      103811      104320
                          104150      103115      103621
                          106261      105445      106118
                          105985      104844      105567
                          106040      105117      105841
                          108365      107419      108233
                          110175      109320      110268
                          109044      108085      108934
                          109213      108453      109053
                          110778      109895      110624
                          110199      109060      109827
                          110547      109649      110300
                          112506      111962      112605
                          115474      114717      115566
                          118918      118456      119080
                          121286      120920      121616
                          119586      119046      119816
                          120254      119570      120427
                          122988      122607      123390
                          123921      123710      124562
                          124231      123896      124898
                          122960      122186      123412
                          123278      122455      123807
3 Year                    123596      122467      123893
                          122815      121340      122754
                          126196      124859      126387
                          128147      126882      128422
                          130473      128455      130194
                          128811      126593      128450
                          129277      127643      129516
                          130636      129341      131160
                          133491      132161      133980
                          135666      134156      136071
                          137816      135659      137758
                          139550      136826      138929
                          139966      137770      139887
                          141873      139354      141398
                          142861      140009      142218
                          142367      139855      142147
                          144591      141617      144123
                          147677      144874      147236
                          151193      147902      150225
                          153243      149219      151892
                          154488      150711      153290
                          159638      155790      157843
                          157201      153484      155696
                          158952      154298      156708
5 Year                    158127      153449      155830
                          158980      154370      156952
                          162857      157364      159919
                          165960      159678      162126
                          168724      163765      165433
                          170620      165223      167104
                          171647      167470      169092
                          168106      164908      166843
                          167865      164759      166877
                          170632      167593      169530
                          174784      171247      172785
                          179184      174808      175809
                          180679      175403      176547
                          182285      176753      177783
                          182792      176665      178014
                          186848      180675      181236
                          189083      181832      182269
                          193294      186014      185459
                          193208      186665      185960
                          195306      187430      186648
                          193558      185312      185061
                          195586      186128      186061
                          198808      188920      188572
                          193929      184801      185291
7 Year                    187763      180273      180715
                          185513      178777      179269
                          184950      178455      179251
                          184224      178045      178857
                          187561      181624      182416
                          187847      181696      182635
                          185464      178953      179950
                          185367      178756      179788
                          184979      178434      179393
                          186045      179612      180630
                          189193      183060      184207
                          193325      187307      188591
                          194211      188562      189741
                          197507      191183      192398
                          204900      199194      199844
                          205699      200787      201302
                          206105      200013      200859
                          208741      202572      203283
                          210768      204630      205255
                          214060      207638      207923
                          217352      211064      211042
                          220540      214166      213997
                          222438      215494      215409
                          218643      210926      211661
9 Year                    217062      209154      210180
                          216313      207711      209003
                          215885      207358      208585
                          218880      210136      211380
                          219749      210620      211950
                          219857      210114      211590
                          224526      213854      215272
                          229594      218837      220051
                          234111      222870      223814
                          232616      220396      221732
                          233862      220661      222419
                          235109      221124      222975
                          232249      218493      220500
                          235354      221683      223808
                          237883      223745      225934
                          240987      226429      228623
                          247403      233358      234796
                          245303      230745      232800
                          249267      234367      236245
                          251397      238117      239671
                          252343      239379      240773
                          254818      241893      243205
                          257635      245303      246318
                          257390      244813      246121
11 Year                   259109      245572      246958
                          260476      246807      248247
                          262713      249458      250593
                          264545      252002      252723
                          264924      252204      253254
                          264292      257132      257377
                          268606      264486      263399
                          262580      262608      262003
                          267837      264184      263497
                          268195      264818      264287
                          270726      266698      266164
                          266197      260350      261506
                          269004      261652      262944
                          271168      262306      263785
                          269004      259604      261464
                          267438      258800      260627
                          265512      258075      259533
                          264411      257869      259403
                          266886      260189      262412
                          265768      260866      263383
                          266746      260709      263357
                          266307      259119      262093
                          265885      259041      261228
                          268756      262279      264389
13 Year                   270773      266056      267878
                          269168      264753      267102
                          268877      264514      266979
                          275470      269910      272532
                          277991      272769      275007
                          281401      276615      278994
                          283488      277700      280752
                          284091      279449      282605
                          286501      284228      287226
                          293360      289827      292568
                          301117      294644      297466
                          302513      297685      300058
                          302523      299052      301563
                          301420      296809      300312
                          303783      298516      302126
                          303442      303259      299950
                          310004      310039      307425
                          313045      311371      313592
                          312580      314236      317244
                          318594      322208      323884
                          315831      319418      316921
                          314368      317374      314417

           -----------------------------------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                                            Since
                                                          Inception
             1 Year      3 Year     5 Year     10 Year    03/30/1987
            --------     ------     ------     -------    ----------

             7.16%        5.46%      6.22%      7.02%       8.07%

           -----------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Fixed Income Portfolio
    ("Portfolio"), at value (Note 1A)                                $1,495,389,201
  Receivable for Fund shares sold                                           229,420
  Prepaid expenses                                                           29,296
                                                                     --------------
    Total assets                                                      1,495,647,917

LIABILITIES
  Payable for Fund shares redeemed                      $20,028,719
  Accrued accounting, custody and transfer agent fees        11,034
  Accrued expenses and other liabilities                     38,625
                                                        -----------
    Total liabilities                                                    20,078,378
                                                                     --------------
NET ASSETS                                                           $1,475,569,539
                                                                     ==============
NET ASSETS CONSIST OF:
  Paid-in capital                                                    $1,708,065,042
  Accumulated net realized loss                                        (234,471,048)
  Undistributed net investment income                                       324,016
  Net unrealized appreciation                                             1,651,529
                                                                     --------------
TOTAL NET ASSETS                                                     $1,475,569,539
                                                                     ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                77,966,405
                                                                     ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                    $        18.93
                                                                     ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio (net of
    foreign withholding taxes of $8,584)                              $132,967,964
  Dividend income allocated from Portfolio                               2,122,467
  Expenses allocated from Portfolio                                     (7,233,134)
                                                                      ------------
    Net investment income allocated from Portfolio                     127,857,297

EXPENSES
  Legal and audit services                              $    149,515
  Accounting, custody, and transfer agent fees               132,267
  Registration fees                                           44,165
  Insurance expense                                            4,176
  Trustees' fees and expenses (Note 2)                         2,000
  Membership dues                                             46,367
  Miscellaneous                                               27,521
                                                        ------------
    Total expenses                                                         406,011
                                                                      ------------
        Net investment income                                          127,451,286
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss allocated from Portfolio on:
    Investment security transactions                     (25,637,335)
    Financial futures contracts                             (471,815)
    Written options transactions                          (5,237,453)
    Foreign currency transactions and forward foreign
      currency exchange contracts                           (888,727)
                                                        ------------
      Net realized loss                                                (32,235,330)

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                 39,226,736
    Financial futures contracts                            2,277,695
    Written options                                        4,398,099
    Foreign currency and forward foreign currency
      exchange contracts                                   4,237,335
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                  50,139,865
                                                                      ------------
    Net realized and unrealized gain on investments                     17,904,535
                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $145,355,821
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   127,451,286    $   190,838,966
  Net realized loss                                           (32,235,330)       (78,346,046)
  Change in net unrealized appreciation (depreciation)         50,139,865        133,605,398
                                                          ---------------    ---------------
  Net increase in net assets from investment operations       145,355,821        246,098,318
                                                          ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                 (128,729,264)      (194,837,126)
                                                          ---------------    ---------------
  Total distributions to shareholders                        (128,729,264)      (194,837,126)
                                                          ---------------    ---------------

FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            278,769,515        223,541,336
  Value of shares issued to shareholders in payment of
    distributions declared                                     97,066,312        150,086,285
  Cost of shares redeemed                                  (1,137,874,051)    (1,114,452,863)
                                                          ---------------    ---------------
  Net decrease in net assets from Fund share
    transactions                                             (762,038,224)      (740,825,242)
                                                          ---------------    ---------------
TOTAL DECREASE IN NET ASSETS                                 (745,411,667)      (689,564,050)

NET ASSETS
  At beginning of year                                      2,220,981,206      2,910,545,256
                                                          ---------------    ---------------
  At end of year (including undistributed net
    investment income of $324,016 and $2,760,982)         $ 1,475,569,539    $ 2,220,981,206
                                                          ===============    ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------------
                                                          2001(a)          2000            1999            1998            1997
                                                        ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF YEAR                      $    18.92      $    18.55      $    20.13      $    20.80      $    20.53
                                                        ----------      ----------      ----------      ----------      ----------
FROM INVESTMENT OPERATIONS:
  Net investment income                                       1.22(1)         1.35(1)         1.34(1)         1.37(1)         1.46
  Net realized and unrealized gain
    (loss) on investments                                     0.10            0.47           (1.47)          (0.30)           0.45
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations                              1.32            1.82           (0.13)           1.07            1.91
                                                        ----------      ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (1.31)          (1.45)          (1.42)          (1.38)          (1.52)
  From net realized gain on investments                       0.00            0.00           (0.03)          (0.36)          (0.12)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions to shareholders                          (1.31)          (1.45)          (1.45)          (1.74)          (1.64)
                                                        ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF YEAR                            $    18.93      $    18.92      $    18.55      $    20.13      $    20.80
                                                        ==========      ==========      ==========      ==========      ==========
TOTAL RETURN                                                  7.16%          10.21%          (0.70)%          5.25%           9.54%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)                      0.38%           0.37%           0.36%           0.36%           0.37%
  Net Investment Income (to average daily net assets)         6.35%           7.23%           6.85%           6.54%           6.76%
  Net Assets, End of Year (000's omitted)               $1,475,570      $2,220,981      $2,910,545      $3,392,570      $3,288,318

----------
(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.37% to 6.35%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The objective of the Fund is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales, excise tax regulations, paydown gains and losses, and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2001, aggregated $278,561,004 and $1,154,935,357, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                -----------------     -----------------
      Shares sold                                                   14,499,016            11,965,616
      Shares issued to shareholders in payment of
        distributions declared                                       5,087,203             8,084,717
      Shares redeemed                                              (59,033,911)          (59,574,144)
                                                                   -----------           -----------
      Net decrease                                                 (39,447,692)          (39,523,811)
                                                                   ===========           ===========

(5)   CHANGE IN ACCOUNTING PRINCIPLES:

      Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on the Fund's proportionate interest in securities held by the Portfolio as of that date:

                      NET UNREALIZED         UNDISTRIBUTED NET
                APPRECIATION (DEPRECIATION)  INVESTMENT INCOME
                ---------------------------  -----------------
                        $1,087,289              $(1,087,289)

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $434,196, decrease net unrealized appreciation by $931,606, and decrease net realized loss by $1,365,802. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in policy.

(6)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers are $75,043,000, $118,614,149 and $36,281,171 which expire on December 31,
      2007, 2008 and 2009, respectively.

      The tax character of distributions paid during 2001 was as follows:

                                                                     AMOUNT
                                                                  -------------
      Distributions paid from:
      Ordinary income                                             $ 128,729,264

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                               $     720,926
      Accumulated loss                                             (229,938,320)

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund (the "Fund"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:

             Affirmative                              74,527,781.727
             Against                                           0.000
             Abstain                                      67,114.520
                                                      --------------
             Total                                    74,594,896.247
                                                      ==============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR              VALUE
SECURITY                                        RATE           MATURITY                 VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 114.8%

ASSET BACKED -- 24.1%
Advanta Mortgage Loan Trust 1997-4 M1            7.040%       01/25/2029             USD   4,076,965  $    4,127,528
Advanta Mortgage Loan Trust 1999-3 A4            7.750%       10/26/2026                   2,300,000       2,441,754
Americredit Auto Receivable Trust 2001-C A4      5.010%       07/14/2008                   8,275,000       8,336,412
Americredit Auto Receivable Trust 2001-D A4      4.410%       11/12/2008                  14,000,000      13,822,846
ANRC Auto Owner Trust 1999-A A4                  6.940%       04/17/2006                  31,000,000      32,054,322
Capital One Master Trust 2001-7A                 3.850%       08/15/2007                  15,850,000      15,695,805
Centex Home Equity 2000-C A4                     7.720%       05/25/2029                   2,270,000       2,408,388
Centex Home Equity 2001-B A1                     4.930%       11/25/2016                  11,901,753      12,000,265
Chase Manhattan Auto Owner Trust 2001-B A4       3.800%       05/15/2008                   9,200,000       8,969,662
Citibank Credit Card Issuance Trust 2000-C1      7.450%       09/15/2007                   6,525,000       6,914,698
Citibank Credit Card Issuance Trust 2001-A6      5.650%       06/16/2008                  12,725,000      13,014,771
Citibank Credit Card Issuance Trust 2001-A8      4.100%       12/07/2006                   8,025,000       7,964,894
Copelco Capital Funding 1991-A A5                5.950%       06/15/2004                   5,100,000       5,266,802
Daimler Chrysler Auto Trust 2001-C A3            4.210%       07/06/2005                  19,000,000      19,228,068
Daimler Chrysler Auto Trust 2001-D A4            3.780%       02/06/2007                  15,400,000      15,075,778
Discover Card Master Trust I 1998-7 A            5.600%       05/16/2006                  12,227,000      12,669,768
First USA Credit Card Master Trust II
  1999-4 C(a)                                    4.034%       01/19/2005                  11,500,000      11,489,189
Fleet Credit Card Master Trust II 2001-C A       3.860%       03/15/2007                  16,800,000      16,659,548
Ford Credit Auto Owner Trust 2000-F A2           6.560%       05/15/2004                  11,325,000      11,814,620
Ford Credit Auto Owner Trust 2000-G B            6.920%       04/15/2005                   7,075,000       7,471,625
Ford Credit Auto Owner Trust 2001-D A3           4.310%       06/15/2005                  22,500,000      22,826,448
Ford Credit Auto Owner Trust 2001-E A4           4.010%       03/15/2006                  18,340,000      18,287,383
MBNA Credit Card Master Trust 1999-K C(a)        3.475%       03/15/2005                  33,000,000      32,999,959
MBNA Credit Card Master Trust 2001-C3            6.550%       12/15/2008                   8,280,000       8,398,861
Primedia, Inc. 2001-3 A1                         4.550%       12/20/2004                  10,000,000       9,971,875
Residential Asset Securities Corp. 1999-KS1
  AI3                                            6.110%       05/25/2024                  13,934,504      14,129,295
Residential Asset Securities Corp. 2000-KS5
  AI3                                            7.040%       04/25/2026                  16,150,000      16,686,277
USAA Auto Owner Trust 2001-2 A4                  3.910%       04/16/2007                   2,325,000       2,286,621
WFS Financial Owner Trust 2001-C A4              5.180%       03/20/2009                   6,300,000       6,394,431
                                                                                                      --------------
Total Asset Backed (Cost $360,489,519)                                                                   359,407,893
                                                                                                      --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%
Bear Stearns Mortgage 1998-2 C                   6.750%       04/30/2030                  18,575,712      18,166,466
Prudential Home Mortgage 1993-B 3B 144A(a)       7.575%       04/28/2023                   4,330,687       4,330,687
                                                                                                      --------------
Total Collateralized Mortgage Obligations
  (Cost $22,852,560)                                                                                      22,497,153
                                                                                                      --------------
CONVERTIBLE CORPORATE BONDS -- 0.0%
Tenet Healthcare Corp.                           6.000%       12/01/2005                     250,000         255,937
                                                                                                      --------------
Total Convertible Corporate Bonds
  (Cost $228,534)                                                                                            255,937
                                                                                                      --------------
CORPORATE -- 29.3%

BANKING -- 2.5%
BB&T Corp.                                       6.500%       08/01/2011                      25,000          25,027
BB&T Corp.                                       7.050%       05/23/2003                     750,000         789,298
Dime Bancorp, Inc.                               9.000%       12/19/2002                     100,000         104,939
First Union Corp.                                6.950%       11/01/2004                     275,000         294,254

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR              VALUE
SECURITY                                        RATE           MATURITY                 VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
FleetBoston Financial Corp.                      7.250%       09/15/2005             USD      50,000  $       53,558
GS Escrow Corp. 144A Senior Notes                7.000%       08/01/2003                   9,875,000      10,046,403
GS Escrow Corp. 144A Senior Notes                7.125%       08/01/2005                   7,855,000       7,848,271
National City Corp.                              6.875%       05/15/2019                   2,350,000       2,320,444
Southern National(a)                             6.375%       06/30/2005                     100,000         102,711
U.S. Bancorp Senior Notes                        6.000%       05/15/2004                      25,000          26,001
Union Planters Corp.                             7.750%       03/01/2011                     100,000         106,478
Wells Fargo & Co.                                4.250%       08/15/2003                  15,000,000      15,259,975
                                                                                                      --------------
                                                                                                          36,977,359
                                                                                                      --------------
BASIC INDUSTRY -- 2.3%
CK Witco Corp.                                   8.500%       03/15/2005                     755,000         762,576
Dial Corp.                                       7.000%       08/15/2006                   3,200,000       3,203,404
International Paper Co.                          6.750%       09/01/2011                   3,050,000       3,074,549
Lilly Industries Inc. Senior Notes               7.750%       12/01/2007                     100,000          98,369
Occidental Petroleum Senior Notes                8.450%       02/15/2029                   4,350,000       4,880,526
Pinnacle Partners 144A Senior Notes              8.830%       08/15/2004                  11,525,000      11,775,027
Republic Services, Inc.                          7.125%       05/15/2009                   6,550,000       6,734,233
Republic Services, Inc. Senior Notes             6.750%       08/15/2011                   1,000,000       1,008,052
Tosco Corp.                                      7.800%       01/01/2027                      65,000          71,921
Westvaco Corp.                                   7.950%       02/15/2031                     750,000         768,371
Westvaco Corp.                                   8.200%       01/15/2030                   2,475,000       2,605,653
                                                                                                      --------------
                                                                                                          34,982,681
                                                                                                      --------------
CAPITAL GOODS -- 1.6%
Allied Waste Industries 144A Notes               7.625%       01/01/2006                   8,950,000       8,815,750
Lockheed Martin Corp.                            6.500%       04/15/2003                      25,000          25,988
Northrop Grumman Corp.                           7.750%       02/15/2031                   4,585,000       4,961,053
Raytheon Corp.                                   6.400%       12/15/2018                      75,000          69,868
Raytheon Corp.                                   6.550%       03/15/2010                      65,000          64,772
Raytheon Corp.                                   7.200%       08/15/2027                      30,000          30,348
Raytheon Corp.                                   7.900%       03/01/2003                   9,000,000       9,418,468
Raytheon Corp.                                   6.450%       08/15/2002                     310,000         317,279
                                                                                                      --------------
                                                                                                          23,703,526
                                                                                                      --------------
COMMUNICATIONS -- 3.0%
AOL Time Warner, Inc.                            7.625%       04/15/2031                   3,670,000       3,846,681
Qwest Capital Funding                            7.250%       02/15/2011                   4,230,000       4,118,819
Sprint Capital Corp.                             6.125%       11/15/2008                   4,800,000       4,642,637
Sprint Capital Corp.                             6.875%       11/15/2028                   3,910,000       3,559,527
Sprint Capital Corp. 144A                        6.000%       01/15/2007                   2,825,000       2,814,337
Verizon Global Funding Corp.                     7.750%       12/01/2030                   6,740,000       7,434,537
Worldcom, Inc.                                   8.000%       05/15/2006                   8,020,000       8,567,683
Worldcom, Inc.                                   8.250%       05/15/2031                   9,515,000       9,981,597
                                                                                                      --------------
                                                                                                          44,965,818
                                                                                                      --------------
CONSUMER CYCLICAL -- 4.3%
AT&T Corp. - Liberty Media Group                 8.250%       02/01/2030                   4,340,000       4,092,386
CBS Inc.                                         7.150%       05/20/2005                   6,525,000       6,895,384

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR              VALUE
SECURITY                                        RATE           MATURITY                 VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Clear Channel Communications                     7.875%       06/15/2005             USD     205,000  $      214,468
Continental Cablevision Senior Notes             8.300%       05/15/2006                   3,000,000       3,219,708
COX Radio, Inc. Senior Notes                     6.625%       02/15/2006                   6,325,000       6,448,265
ERAC USA Finance Company 144A                    7.350%       06/15/2008                   4,250,000       4,228,955
ERAC USA Finance Company 144A                    8.250%       05/01/2005                   4,250,000       4,415,958
International Flavors & Fragrance                6.450%       05/15/2006                      30,000          30,008
Lear Corp.                                       7.960%       05/15/2005                   1,400,000       1,419,876
News America Holdings Corp. Senior Notes         8.625%       02/01/2003                      45,000          47,383
News America Inc. Deb Notes                      7.125%       04/08/2028                     525,000         475,546
News America Inc. Deb Notes 144A                 7.625%       11/30/2028                   7,425,000       7,129,333
Panamsat Notes                                   6.000%       01/15/2003                     300,000         290,736
Panamsat Notes                                   6.125%       01/15/2005                      75,000          70,222
Pulte Homes, Inc. 144A Senior Notes              7.875%       08/01/2011                   5,635,000       5,574,486
TCI Communications, Inc.                         7.125%       02/15/2028                      50,000          47,314
TCI Communications, Inc.                         7.875%       02/15/2026                      50,000          51,502
TCI Communications, Inc.                         8.000%       08/01/2005                      50,000          52,647
TCI Communications, Inc.                         8.650%       09/15/2004                      75,000          80,412
TRW Inc.                                         7.125%       06/01/2009                     200,000         193,753
TRW Inc.                                         7.750%       06/01/2029                     300,000         280,212
TRW Inc.                                         6.625%       06/01/2004                   7,000,000       7,110,515
Univision Communications, Inc.                   7.850%       07/15/2011                   4,600,000       4,728,050
Viacom, Inc.                                     6.400%       01/30/2006                   3,975,000       4,099,353
Westinghouse Credit Corp. Deb. Notes             8.875%       06/14/2014                   2,875,000       3,332,381
                                                                                                      --------------
                                                                                                          64,528,853
                                                                                                      --------------
CONSUMER NONCYCLICAL -- 4.8%
Ahold Finance USA, Inc.                          6.250%       05/01/2009                     550,000         545,680
Ahold Finance USA, Inc.                          8.250%       07/15/2010                   6,450,000       7,209,596
Albertson's, Inc.                                7.450%       08/01/2029                  10,275,000      10,673,563
Albertson's, Inc.                                7.500%       02/15/2011                     100,000         107,469
Aramark Services, Inc.                           6.750%       08/01/2004                   6,185,000       6,107,382
Aramark Services, Inc.                           7.000%       07/15/2006                   7,400,000       7,095,527
Beckman Coulter, Inc.                            7.100%       03/04/2003                      52,000          54,317
Beckman Coulter, Inc.                            7.450%       03/04/2008                     250,000         262,264
Coca-Cola Enterprises                            6.750%       01/15/2038                   3,075,000       3,080,705
Coca-Cola Enterprises                            6.950%       11/15/2026                     250,000         259,030
Fred Meyer, Inc.                                 7.375%       03/01/2005                      75,000          79,724
Fred Meyer, Inc.                                 7.450%       03/01/2008                   2,000,000       2,135,935
HCA - The Healthcare Co.                         8.750%       09/01/2010                   2,175,000       2,376,187
HCA - The Healthcare Co. Senior Notes            7.875%       02/01/2011                   4,300,000       4,429,000
Kellogg Co. Series B                             7.450%       04/01/2031                   3,830,000       4,120,109
Kroger Co.                                       8.000%       09/15/2029                      50,000          55,086
Quest Diagnostics, Inc.                          6.750%       07/12/2006                   1,495,000       1,537,018
Quest Diagnostics, Inc.                          7.500%       07/12/2011                   1,990,000       2,068,901
Safeway, Inc.                                    6.150%       03/01/2006                      50,000          51,376
Tenet Healthcare Corp.                           6.875%       11/15/2031                     300,000         276,193
Tenet Healthcare Corp. 144A Senior Notes         5.375%       11/15/2006                  13,830,000      13,536,792

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR              VALUE
SECURITY                                        RATE           MATURITY                 VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL (CONTINUED)
Tricon Global Restaurant, Inc. Senior Notes      7.450%       05/15/2005             USD   1,100,000  $    1,122,000
Tricon Global Restaurant, Inc. Senior Notes      8.875%       04/15/2011                   4,225,000       4,478,500
                                                                                                      --------------
                                                                                                          71,662,354
                                                                                                      --------------
ELECTRIC -- 1.5%
Cleveland Electric Co./Toledo Edison             7.670%       07/01/2004                     200,000         211,979
Cleveland Electric Illumination Senior Notes     7.430%       11/01/2009                      45,000          45,507
DTE Energy Co. Senior Notes                      7.050%       06/01/2011                   9,000,000       9,207,645
Niagara Mohawk Power                             5.875%       09/01/2002                   7,300,000       7,402,923
Niagara Mohawk Power                             7.625%       10/01/2005                     593,536         618,503
Niagara Mohawk Power Senior Notes                7.750%       10/01/2008                   4,200,000       4,404,400
                                                                                                      --------------
                                                                                                          21,890,957
                                                                                                      --------------
ENERGY -- 2.2%
Amerada Hess Corp.                               7.300%       08/15/2031                   3,990,000       3,960,785
Conoco Funding Co.                               5.450%       10/15/2006                   2,230,000       2,231,635
Phillips Petroluem Co.                           8.750%       05/25/2010                   5,225,000       6,088,245
Progress Energy, Inc. Senior Notes               6.750%       03/01/2006                   5,820,000       6,029,788
Progress Energy, Inc. Senior Notes               7.100%       03/01/2011                     175,000         180,751
Waste Management, Inc.                           6.500%       11/15/2008                   2,190,000       2,163,257
Waste Management, Inc.                           6.875%       05/15/2009                   9,625,000       9,591,565
Waste Management, Inc.                           7.375%       08/01/2010                   2,910,000       2,991,685
Waste Management, Inc.                           7.375%       05/15/2029                      50,000          48,986
                                                                                                      --------------
                                                                                                          33,286,697
                                                                                                      --------------
FINANCIAL -- 4.3%
Avalonbay Communities REIT                       6.625%       09/15/2011                   3,025,000       2,983,939
Avalonbay Communities REIT                       6.800%       07/15/2006                   3,150,000       3,252,368
Avalonbay Communities REIT                       7.375%       09/15/2002                      25,000          25,711
Avalonbay Communities REIT                       7.500%       12/15/2010                   4,100,000       4,285,181
Boeing Capital Corp. Senior Notes                5.750%       02/15/2007                   5,520,000       5,500,794
Duke Realty Investments REIT                     7.375%       09/22/2005                   2,114,000       2,212,855
Duke Realty Investments REIT Senior Notes        6.950%       03/15/2011                      25,000          25,074
EOP Operating LP                                 7.750%       11/15/2007                   3,525,000       3,766,961
EOP Operating LP                                 7.875%       07/15/2031                   3,695,000       3,694,422
Ford Motor Credit Co.                            7.600%       08/01/2005                  12,935,000      13,237,004
Goldman Sachs Group LP                           7.250%       10/01/2005                     325,000         348,493
Lehman Bros Holding, Inc.                        6.625%       04/01/2004                      75,000          78,653
Lehman Bros Holding, Inc.                        7.375%       05/15/2004                     200,000         213,400
Meditrust, REIT                                  7.820%       09/10/2026                   5,350,000       5,296,500
Merrill Lynch & Co.                              6.000%       02/12/2003                  12,180,000      12,596,475
Phoenix Re-Insurance Corp. NC '07                8.850%       02/01/2027                   3,765,000       1,807,200
Simon Property Group LP                          6.375%       11/15/2007                   3,425,000       3,368,173
Trenwick Capital Trust                           8.820%       02/01/2037                   3,850,000       1,732,500
Wellsford Senior Notes REIT                      9.375%       02/01/2002                     100,000         100,493
                                                                                                      --------------
                                                                                                          64,526,196
                                                                                                      --------------
PUBLIC UTILITY -- 1.7%
AES Corp.                                        8.750%       12/15/2002                     125,000         123,125

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR              VALUE
SECURITY                                        RATE           MATURITY                 VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
PUBLIC UTILITY (CONTINUED)
AES Corp. Senior Notes                           8.875%       02/15/2011             USD   2,525,000  $    2,171,500
AES Corp. Senior Notes                           9.375%       09/15/2010                     200,000         177,000
Baltimore Gas & Electric Co. MTN                 6.750%       12/15/2002                     100,000         103,364
Consolidated Natural Gas Co. Senior Notes        5.375%       11/01/2006                     200,000         197,436
Duke Energy Corp.                                7.125%       09/03/2002                      50,000          51,321
Duke Energy Corp. Series A                       6.000%       12/01/2028                   6,325,000       5,463,509
NiSource Finance Corp.                           7.625%       11/15/2005                   7,550,000       7,757,096
NiSource Finance Corp.                           7.875%       11/15/2010                   8,675,000       9,015,810
                                                                                                      --------------
                                                                                                          25,060,161
                                                                                                      --------------
TRANSPORTATION -- 1.1%
CSX Corp.                                        6.250%       10/15/2008                   4,075,000       4,084,887
CSX Corp. MTN                                    5.850%       12/01/2003                     125,000         128,759
Norfolk Southern Corp.                           7.050%       05/01/2037                   8,600,000       9,068,505
Norfolk Southern Corp.                           7.250%       02/15/2031                      50,000          51,501
Norfolk Southern Corp.                           7.350%       05/15/2007                      50,000          53,472
Norfolk Southern Corp.                           7.800%       05/15/2027                      50,000          54,735
Norfolk Southern Corp.                           8.375%       05/15/2005                     275,000         300,254
Norfolk Southern Corp.                           6.750%       02/15/2011                   3,000,000       3,064,328
                                                                                                      --------------
                                                                                                          16,806,441
                                                                                                      --------------
Total Corporate (Cost $434,252,007)                                                                      438,391,043
                                                                                                      --------------
YANKEE BONDS -- 9.4%
Abbey National PLC(a)                            6.700%       06/29/2049                     350,000         351,400
Abbey National PLC                               7.350%       10/29/2049                  13,075,000      13,556,160
Abbey National PLC                               7.950%       10/26/2029                   2,267,000       2,534,910
Abitibi-Consolidated, Inc.                       8.300%       08/01/2005                   1,795,000       1,871,544
Abitibi-Consolidated, Inc.                       8.850%       08/01/2030                   9,050,000       9,239,453
Amvescap Senior Notes 144A NCL                   6.600%       05/15/2005                  16,000,000      16,468,192
Brascan Corp.                                    7.125%       12/16/2003                     100,000         102,204
Brascan Corp.                                    7.375%       10/01/2002                  12,775,000      12,997,665
British Sky Broadcasting                         8.200%       07/15/2009                      75,000          76,964
Carnival Corp.                                   6.150%       04/15/2008                     100,000          91,756
Cominco Ltd. Notes                               6.875%       02/15/2006                  11,150,000      10,880,440
Domtar, Inc.                                     7.875%       10/15/2011                      20,000          20,630
Domtar, Inc.                                     8.750%       08/01/2006                     250,000         269,582
Domtar, Inc.                                     9.500%       08/01/2016                   7,750,000       8,750,500
Donohue Forest Products                          7.625%       05/15/2007                   2,600,000       2,646,957
Lite-On Technology Corp. 144A CVT(b)             0.000%       12/15/2002                     425,000         539,750
Merita Bank FLIRB 144A                           7.500%       12/29/2049                     225,000         235,642
National Westminster Bank(a)                     7.750%       04/29/2049                     415,000         440,398
Nordbanken                                       8.950%       11/29/2049                  12,300,000      13,742,790
Nortel Networks Corp.                            6.125%       02/15/2006                   5,550,000       4,523,250
Royal Bank of Scotland                           7.816%       12/31/2005                     200,000         212,920
Royal Bank of Scotland                           9.118%       03/31/2049                  10,200,000      11,628,000
Royal Caribbean Cruises                          7.000%       10/15/2007                   4,465,000       3,359,555
Royal Caribbean Cruises Senior Notes             8.750%       02/02/2011                   5,300,000       4,258,338
Stagecoach Holdings PLC                          8.625%       11/15/2009                      45,000          42,169
Telus Corp.                                      8.000%       06/01/2011                   6,500,000       6,857,566

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                           PAR              VALUE
SECURITY                                        RATE             MATURITY                 VALUE           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Tyco International Group SA                      5.800%         08/01/2006             USD     175,000  $      174,644
Tyco International Group SA                      6.375%         02/15/2006                   7,915,000       8,122,424
Tyco International Group SA                      6.875%         01/15/2029                   3,110,000       3,020,476
United Mexican States                           11.500%         05/15/2026                   2,850,000       3,629,475
                                                                                                        --------------
Total Yankee Bonds (Cost $138,628,339)                                                                     140,645,754
                                                                                                        --------------
NON-AGENCY -- 4.4%

PASS THRU SECURITIES -- 4.4%
Amresco Communication Mortgage 1997-B A1 144A    6.728%         04/15/2014                  14,492,520      13,964,788
Chase Commercial Mortgage Securities Corp.
  1997-1 D Non-ERISA                             7.370%         05/19/2007                   2,700,000       2,792,812
Chase Commercial Mortgage Securities Corp.
  1997-2 D Non-ERISA                             6.600%         12/25/2007                   4,425,000       4,400,109
First Chicago/Lennar Trust 1997-CHL1-D(a)        8.124%         05/29/2008                   8,625,000       7,928,186
GMAC Commercial Mortgage Securities, Inc.
  1996-C1 F Non-ERISA                            7.860%         11/15/2006                     250,000         241,172
GMAC Commercial Mortgage Securities, Inc.
  1997-C1 E Non-ERISA                            7.085%         11/15/2010                     950,000         950,594
GMAC Commercial Mortgage Securities, Inc.
  1997-C1 F Non-ERISA                            7.222%         11/15/2011                   8,350,000       8,089,062
LB-UBS Commercial Mortgage Trust 2001-C3 A1      6.058%         12/15/2010                   3,951,145       4,026,618
Merrill Lynch Mortgage Investments 1996-C2 D
  Non-ERISA                                      6.960%         11/21/2028                   2,000,000       1,995,937
Morgan Stanley Capital 1998-HF1 E(a)             7.572%         02/15/2008                   5,800,000       5,930,500
Morgan Stanley Dean Witter Capital I 2001-IQA
  A1                                             4.570%         12/18/2032                   8,910,565       8,821,459
Mortgage Capital Funding 1997 MC2-D
  Non-ERISA                                      7.117%         11/20/2007                     175,000         178,719
Resolution Trust Corp. 1994 C2 E Non-ERISA       8.000%         04/25/2025                   1,507,591       1,493,929
Resolution Trust Corp. 1995-Cl E                 6.900%         02/25/2027                   5,021,870       5,017,162
                                                                                                        --------------
                                                                                                            65,831,047
                                                                                                        --------------
Total Non-Agency (Cost $66,784,306)                                                                         65,831,047
                                                                                                        --------------
U.S. GOVERNMENT AGENCY -- 31.2%

PASS THRU SECURITIES -- 31.2%
FHLMC                                            6.875%         01/15/2005                  55,900,000      60,214,921
FHLMC Gold 30 Yr (TBA)#                          6.000%   01/31/2032 - 02/01/2032          107,450,000     104,833,239
FHLMC Gold 30 Yr (TBA)#                          7.000%         01/01/2032                  26,775,000      27,302,200
FNMA                                             4.750%         03/15/2004                  11,700,000      12,003,498
FNMA                                             5.125%         02/13/2004                  22,480,000      23,249,266
FNMA                                             5.625%         05/14/2004                  32,650,000      34,124,474
FNMA                                             6.000%   06/01/2003 - 07/01/2003               69,043          70,860
FNMA                                             6.500%   06/01/2029 - 11/01/2031           30,258,156      30,296,229
FNMA                                             7.000%   04/01/2031 - 05/01/2031            2,962,548       3,021,562
FNMA                                             7.500%   09/01/2029 - 07/01/2031           11,235,348      11,610,318
FNMA                                             8.500%         06/01/2012                     225,445         240,169
FNMA (TBA)#                                      6.000%         02/01/2032                  30,675,000      29,706,820

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                         PAR              VALUE
SECURITY                                        RATE           MATURITY                 VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
PASS THRU SECURITIES (CONTINUED)
FNMA (TBA)#                                      6.500%       01/01/2032             USD  38,500,000  $   38,500,000
FNMA (TBA)#                                      7.000%       01/01/2032                  88,955,000      90,622,906
GNMA                                             9.000%       02/15/2021                     166,656         180,309
                                                                                                      --------------
                                                                                                         465,976,771
                                                                                                      --------------
Total U.S. Government Agency
  (Cost $467,573,722)                                                                                    465,976,771
                                                                                                      --------------
U.S. TREASURY OBLIGATIONS -- 12.8%

TREASURY BONDS -- 12.3%
U.S. Treasury Bond+                              5.375%       02/15/2031                  15,960,000      15,728,101
U.S. Treasury Bond                               6.250%       05/15/2030                 110,155,000     119,208,639
U.S. Treasury Bond                               8.000%       11/15/2021                  38,450,000      48,675,393
                                                                                                      --------------
                                                                                                         183,612,133
                                                                                                      --------------
TREASURY NOTES -- 0.5%
U.S. Treasury Note                               3.000%       11/30/2003                   1,705,000       1,706,330
U.S. Treasury Note                               4.625%       05/15/2006                   3,240,000       3,284,032
U.S. Treasury Note+                              5.125%       12/31/2002                     800,000         824,128
U.S. Treasury Note+                              6.625%       04/30/2002                   2,000,000       2,031,240
                                                                                                      --------------
                                                                                                           7,845,730
                                                                                                      --------------
Total U.S. Treasury Obligations
  (Cost $195,794,181)                                                                                    191,457,863
                                                                                                      --------------
FOREIGN DENOMINATED -- 2.1%

DENMARK -- 0.2%
Denmark Realkredit                               5.000%       10/01/2019             DKK  24,508,414       2,777,811
                                                                                                      --------------
EURO -- 1.7%
Bundes Obligation Series 135                     5.000%       05/20/2005             EUR   7,125,000       6,527,056
Clear Channel Communications                     6.500%       07/07/2005                     180,000         158,160
Deutschland Republic                             4.125%       07/04/2008                   1,485,000       1,283,873
Deutschland Republic                             5.000%       07/04/2011                   1,940,000       1,736,384
Deutschland Republic                             5.250%       07/04/2010                   1,280,000       1,166,077
Deutschland Republic                             5.250%       01/04/2011                  11,720,000      10,687,339
Deutschland Republic                             5.625%       01/04/2028                   5,222,205       4,804,893
Kingdom of Belgium                               5.750%       09/28/2010                     375,000         349,746
Lear Corp. Senior Notes                          8.125%       04/01/2008                     185,000         164,890
                                                                                                      --------------
                                                                                                          26,878,418
                                                                                                      --------------
NEW ZEALAND -- 0.1%
Nufarm Ltd. Notes                                9.800%       04/15/2002             NZD   3,800,000       1,608,142
                                                                                                      --------------
SWEDEN -- 0.1%
Sweden Government Bond #1035                     6.000%       02/09/2005             SEK   9,495,000         940,390
                                                                                                      --------------
Total Foreign Denominated (Cost $32,815,959)                                                              32,204,761
                                                                                                      --------------
TOTAL BONDS AND NOTES (COST $1,719,419,127)                                                            1,716,668,222
                                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                       VALUE
SECURITY                                                               SHARES        (NOTE 1A)
-------------------------------------------------------------------------------------------------
EQUITIES -- 0.0%
COMMON STOCKS -- 0.0%
GH Water Supply Holdings Ltd. 144A (Hong Kong)*                            87,018  $            0
Guangdong Alliance Ltd. 144A (Hong Kong)*                                 228,997               0
Guangdong Investment Ltd. (Hong Kong)*                                  2,643,543         261,009
HK Property Co. (Hong Kong)*                                              228,997               0
                                                                                   --------------
                                                                                          261,009
                                                                                   --------------
TOTAL EQUITIES (COST $738,686)                                                            261,009
                                                                                   --------------
PREFERRED STOCKS -- 0.8%
CONVERTIBLE PREFERRED STOCKS -- 0.4%
Equity Office Properties Trust 144A CVT Pfd REIT                          143,600       6,533,800
                                                                                   --------------
Total Convertible Preferred Stocks (Cost $7,163,200)                                    6,533,800
                                                                                   --------------
NON-CONVERTIBLE PREFERRED STOCKS -- 0.4%
California Federal 9.125% Pfd                                             219,000       5,472,810
                                                                                   --------------
Total Non-Convertible Preferred Stocks (Cost $5,475,840)                                5,472,810
                                                                                   --------------
TOTAL PREFERRED STOCKS (COST $12,639,040)                                              12,006,610
                                                                                   --------------

                                                                      CONTRACT
                                                                        SIZE
                                                                    -------------
PURCHASED OPTIONS -- 0.2%
12 Month LIBOR Call, Strike Price 4.07, 09/25/2002 (USD)                  540,750         278,964
Floor 3 Month LIBOR, Strike Price 4.00%, 05/29/2003 (USD)               1,400,000       2,884,891
UST 5.38% Call, Strike Price 107.95, 10/31/2002 (USD)                     168,750         173,364
                                                                                   --------------
TOTAL PURCHASED OPTIONS (COST $1,140,898)                                               3,337,219
                                                                                   --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                            (NOTE 1A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.6%

REPURCHASE AGREEMENTS -- 2.6%
Tri-party repurchase agreement dated 12/31/01 with Salomon
Smith Barney, Inc. and Investors Bank and Trust Company, due
01/02/02, with a maturity value of $38,421,885 and an
effective yield of 0.60%, collateralized by a U.S.
Government Obligation with a rate of 5.50%, a maturity date
of 08/15/28 and a market value of $39,190,321.                   $   38,420,604
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $38,420,604)                      38,420,604
                                                                 --------------
TOTAL INVESTMENTS -- 118.4% (COST $1,772,358,355)                $1,770,693,664

OTHER ASSETS, LESS LIABILITIES -- (18.4%)                          (275,304,318)
                                                                 --------------
NET ASSETS -- 100.0%                                             $1,495,389,346
                                                                 ==============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
DKK - Danish Krone
EUR - Euro
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MTN - Medium Term Notes
NCL - Non-callable
NZD - New Zealand Dollar
REIT - Real Estate Investment Trust
SEK - Swedish Krona
TBA - To Be Announced
USD - United States Dollar
(a)   Variable Rate Security; rate indicated is as of 12/31/01.
(b)   Zero coupon security.
#     All or a portion of these securities are delayed delivery contracts.
+     Denotes all or part of security pledged as collateral.
*     Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $1,772,358,355)                                                   $1,770,693,664
  Cash                                                                         8,617
  Receivable for investments sold                                        141,307,131
  Interest and dividends receivable                                       19,266,058
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                              248,304
  Prepaid expenses                                                             8,476
                                                                      --------------
    Total assets                                                       1,931,532,250

LIABILITIES
  Payable for investments purchased                     $327,381,621
  Payable for variation margin on open financial
    futures contracts (Note 5)                             1,573,419
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                               37,157
  Payable for closed forward foreign currency exchange
    contracts (Note 5)                                        15,063
  Payable for delayed delivery transactions (Note 6)     105,161,195
  Options written, at value (Note 5) (premiums
    received, $692,675)                                    1,853,339
  Accrued accounting and custody fees                         43,930
  Accrued trustees' fees and expenses (Note 2)                 6,428
  Accrued expenses and other liabilities                      70,752
                                                        ------------
    Total liabilities                                                    436,142,904
                                                                      --------------

NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                          $1,495,389,346
                                                                      ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (net of foreign withholding taxes of
    $8,584)                                                           $132,967,969
  Dividend income                                                        2,122,467
                                                                      ------------
    Total income                                                       135,090,436

EXPENSES
  Investment advisory fee (Note 2)                      $  6,406,717
  Accounting and custody fees                                579,275
  Trustees' fees and expenses (Note 2)                        93,430
  Legal and audit services                                    90,832
  Insurance expense                                           37,554
  Licensing fees                                              19,998
  Amortization of organizational expenses (Note 1G)            5,023
  Miscellaneous                                                  305
                                                        ------------
    Total expenses                                                       7,233,134
                                                                      ------------
      Net investment income                                            127,857,302
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                     (25,637,337)
    Financial futures contracts                             (471,815)
    Written options transactions                          (5,237,453)
    Foreign currency transactions and forward foreign
      currency exchange contracts                           (888,727)
                                                        ------------
      Net realized loss                                                (32,235,332)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 39,226,742
    Financial futures contracts                            2,277,696
    Written options                                        4,398,099
    Foreign currency and forward foreign currency
      exchange contracts                                   4,237,335
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                  50,139,872
                                                                      ------------
    Net realized and unrealized gain                                    17,904,540
                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $145,761,842
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   127,857,302    $   191,214,320
  Net realized loss                                           (32,235,332)       (78,346,046)
  Change in net unrealized appreciation (depreciation)         50,139,872        133,605,403
                                                          ---------------    ---------------
  Net increase in net assets from investment operations       145,761,842        246,473,677
                                                          ---------------    ---------------
CAPITAL TRANSACTIONS
  Contributions                                               278,561,004        223,630,782
  Withdrawals                                              (1,154,935,357)    (1,155,808,014)
                                                          ---------------    ---------------
  Net decrease in net assets from capital transactions       (876,374,353)      (932,177,232)
                                                          ---------------    ---------------
TOTAL DECREASE IN NET ASSETS                                 (730,612,511)      (685,703,555)

NET ASSETS
  At beginning of year                                      2,226,001,857      2,911,705,412
                                                          ---------------    ---------------
  At end of year                                          $ 1,495,389,346    $ 2,226,001,857
                                                          ===============    ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          2001(a)        2000          1999           1998          1997
                                                        ----------    ----------    ----------     ----------    ----------
TOTAL RETURN                                                  7.18%        10.23%        (0.69)%         5.27%         9.55%

RATIOS:
  Expenses (to average daily net assets)                      0.36%         0.35%         0.35%          0.34%         0.36%
  Net Investment Income (to average daily net assets)         6.37%         7.24%         6.86%          6.56%         6.77%
  Portfolio Turnover                                           329%          233%          159%           148%           89%
  Net Assets, End of Year (000's omitted)               $1,495,389    $2,226,002    $2,911,705     $3,416,462    $3,325,623

----------
(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 6.39% to 6.37%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 2001, there was one fund, Standish Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2001 was approximately 100%.

      The objective of the Portfolio is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Portfolio in connection with its organization and initial registration were completely amortized during the year ended December 31, 2001.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2001 were as follows:

                                                                 PURCHASES         SALES
                                                               --------------  --------------
      U.S. Government Securities                               $5,286,214,660  $5,610,872,250
                                                               ==============  ==============
      Investments (non-U.S.Government Securities)              $2,091,609,056  $2,432,270,414
                                                               ==============  ==============

(4)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                             $1,772,801,945
                                                                 ==============
      Gross unrealized appreciation                                  21,144,227
      Gross unrealized depreciation                                 (23,252,508)
                                                                 --------------
      Net unrealized depreciation                                $   (2,108,281)
                                                                 ==============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2001 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                             NUMBER OF CONTRACTS      PREMIUMS
                                             -------------------      --------
      Outstanding, beginning of period                5             $ 2,144,665
      Options written                                 6               2,202,973
      Options expired                                (6)             (2,098,946)
      Options closed                                 (3)             (1,585,758)
                                                     --             -----------
      Outstanding, end of period                      2             $   662,934
                                                     ==             ===========

      At December 31, 2001, the Portfolio held the following written put option contracts:

      SECURITY                                             CONTRACTS     VALUE
      ---------------------------------------------------  ---------  ----------
      UST 5.38% Put, Strike Price 102.58, 10/31/2002           1      $1,606,421
      12 Month LIBOR Put, Strike Price 4.57, 09/25/2002        1         180,605
                                                                      ----------
      Total (premiums received $662,934)                              $1,787,026

      A summary of the written call options for the year ended December 31, 2001 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                             NUMBER OF CONTRACTS      PREMIUMS
                                             -------------------    -----------
      Outstanding, beginning of period                 8            $ 2,679,333
      Options written                                 11              2,222,065
      Options exercised                               (1)            (1,431,801)
      Options expired                                 (5)              (484,928)
      Options closed                                 (12)            (2,954,928)
                                                     ---            -----------
      Outstanding, end of period                       1            $    29,741
                                                     ===            ===========

      At December 31, 2001, the Portfolio held the following written call option contracts:

      SECURITY                                               CONTRACTS    VALUE
      -----------------------------------------------------  ---------   -------
      12 Month LIBOR Call, Strike Price 2.68, 09/25/2002         1       $66,313
                                                                         -------
      Total (premiums received $29,741)                                  $66,313

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A summary of the written currency options for the year ended December 31, 2001 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                NUMBER OF CONTRACTS    PREMIUMS
                                                -------------------    --------

      Outstanding, beginning of period                   6             $ 51,824
      Options written                                    6               97,914
      Options expired                                   (5)             (71,200)
      Options closed                                    (7)             (78,538)
                                                        --             --------
      Outstanding, end of period                         0             $      0
                                                        ==             ========

      At December 31, 2001, the Portfolio held no written currency option contracts.

      INTEREST RATE FLOORS

      Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

      At December 31, 2001, the Portfolio did not hold any open interest rate floor agreements.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2001, the Portfolio held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                            LOCAL PRINCIPAL      CONTRACT          MARKET          AGGREGATE       UNREALIZED
      CONTRACTS TO DELIVER                      AMOUNT          VALUE DATE         VALUE          FACE AMOUNT      GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      Danish Krone                            23,960,000        03/20/2002       $ 2,858,311      $ 2,838,223       $(20,088)
      Euro Dollar                             30,395,000        03/20/2002        26,994,719       27,243,023        248,304
      New Zealand Dollar                       3,990,000        03/20/2002         1,649,703        1,649,266           (437)
      Swedish Krona                            9,870,000        03/20/2002           940,104          923,472        (16,632)
                                                                                 -----------      ------------      --------
      TOTAL                                                                      $32,442,837      $32,653,984       $211,147
                                                                                 ===========      ============      ========

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2001, the Portfolio held the following financials futures contracts:

                                                               EXPIRATION     UNDERLYING FACE
      CONTRACT                                    POSITION        DATE        AMOUNT AT VALUE     UNREALIZED GAIN
      -----------------------------------------------------------------------------------------------------------
      U.S. 10 Year Note (2,582 contracts)           Short      3/28/2002       $271,473,107         $4,246,947

      At December 31, 2001, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      See the Schedule of Investments for outstanding delayed delivery transactions.

(7)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Portfolio, but resulted in a decrease of $1,087,289 to the cost basis of securities as of January 1, 2001, based on securities held by the Portfolio as of that date.

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $434,196, decrease net unrealized appreciation by $931,606, and decrease net realized loss by $1,365,802. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Fixed Income Portfolio:

In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master
Portfolio: Standish Fixed Income Portfolio (the "Portfolio"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:

        Affirmative                                       74,527,781.727
        Against                                                    0.000
        Abstain                                               67,114.520
                                                          --------------
        Total                                             74,594,896.247
                                                          ==============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

Cara E. Hultgren            Assistant Vice      Since 2001            Assistant Manager,           20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish, Ayer &
                                                                      Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                       Management Discussion and Analysis

The Fed cut interest rates aggressively during 2001 as the economy slipped into recession. In addition to falling capacity utilization, plunging business investment and rising unemployment, the U.S. economy has suffered from a number of shocks over the past year. The devastating effects from the terrorist attacks on September 11 rippled through the economy pushing already weak conditions into recession. In the aftermath, we saw stock prices plunge and volatility soar. The dramatic and swift collapse of Enron continues to have far-reaching implications for corporate America, capital markets and investors. Despite these difficulties, there are emerging bright spots in the economic picture. The housing market has remained remarkably resilient. Bolstered by low mortgage rates, the huge refinancing wave in the fourth quarter benefited consumers. There was also good news for long Treasury bond prices when the Treasury made a surprise announcement that there will be no new 30-year Treasury issuance. This resulted in a "scarcity value" premium for long bonds.

For 2001, the relative performance of non-Treasury assets was mixed. Despite the weakening economy and heavy supply, investment grade corporate bonds outperformed Treasuries as historically wide spreads attracted investors. In comparison, the mortgage market turned in poor performance, lagging Treasuries for most of the year due to prepayment fears. Asset-backed securities, commercial mortgages and federal agency bonds also outperformed comparable duration Treasuries.

Performance attribution for 2001 shows a good balance to the sources of added value. Sector overweights to investment grade corporates and asset-backed securities were a large contributor to positive relative returns. Sector underweights in mortgage-backed securities and Treasuries and duration and curve positioning also had a positive impact on portfolio performance. Finally, our security selection in investment grade corporates positively contributed to 2001 returns.

Looking forward to 2002, we think four major themes will dominate the fixed income market and fund positioning. First, the level of global excess capacity will continue to put downward pressure on prices and will allow the disinflationary trend of recent years to continue. Second, corporate credit quality is improving as recent years of poor earnings growth and equity market volatility is imposing balance sheet discipline on management. Third, the bond market is overanticipating the pace of economic recovery. The forward market is anticipating significant tightening by the Federal Reserve by the end of 2002. Finally, the bond market is experiencing a secular rise in volatility, which undermines the value in mortgage-backed securities.

We thank you for your continued support.


/s/ Catherine A. Powers     /s/ Marc P. Seidner

Catherine A. Powers         Marc P. Seidner

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

            Comparison of Change in Value of $100,000 Investment in Standish High Grade Bond Fund and Lehman Aggregate Index

                  Standish     Lehman
                 High Grade   Aggregate
                 Bond Fund     Index
                   100000      100000
1 Month            101450      101550
                   102302      102474
                   103806      103960
                   104709      104615
                   105267      105305
6 Months           106840      107027
                   108878      109018
                   110664      110791
                   111508      111756
                   112144      111199
                   111770      109626
12 Months          112679      110288
                   113076      112951
                   115798      115476
                   117050      116799
                   118307      118160
                   121068      120633
18 Months          119522      118969
                   118895      118208

                        ---------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                            Since
                                          Inception
                              1 Year       06/01/00
                             --------     ----------

                              9.21%         11.55%

                        ---------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $73,534,103)                                                     $73,926,729
  Receivable for investments sold                                      7,680,632
  Receivable for Fund shares sold                                          1,808
  Interest receivable                                                    684,502
  Miscellaneous receivable                                                 1,081
  Prepaid expenses                                                         5,955
                                                                     -----------
    Total assets                                                      82,300,707

LIABILITIES
  Payable for investments purchased                     $16,679,834
  Payable for Fund shares redeemed                           36,472
  Payable for variation margin on open financial
    futures contracts (Note 6)                                9,172
  Payable for delayed delivery transactions (Note 7)      1,908,137
  Options written, at value (Note 6) (premiums
    received, $45,582)                                       78,197
  Accrued accounting, custody and transfer agent fees         7,008
  Accrued trustees' fees and expenses (Note 2)                  217
  Accrued expenses and other liabilities                     17,237
                                                        -----------
    Total liabilities                                                 18,736,274
                                                                     -----------
NET ASSETS                                                           $63,564,433
                                                                     ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                    $62,681,215
  Accumulated net realized gain                                          393,321
  Net unrealized appreciation                                            489,897
                                                                     -----------
TOTAL NET ASSETS                                                     $63,564,433
                                                                     ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                              3,114,252
                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                    $     20.41
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $ 3,791,085
  Dividend income                                                         2,625
                                                                    -----------
    Total investment income                                           3,793,710

EXPENSES
  Investment advisory fee (Note 2)                      $   244,318
  Accounting, custody, and transfer agent fees              112,979
  Legal and audit services                                   31,845
  Insurance expense                                           8,248
  Registration fees                                           7,875
  Trustees' fees and expenses (Note 2)                        5,923
  Miscellaneous                                               4,040
                                                        -----------
    Total expenses                                          415,228

Deduct:
  Waiver of investment advisory fee (Note 2)               (244,318)
  Reimbursement of Fund operating expenses (Note 2)         (42,401)
                                                        -----------
    Total expense deductions                               (286,719)
                                                        -----------
      Net expenses                                                      128,509
                                                                    -----------
        Net investment income                                         3,665,201
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      2,802,506
    Financial futures contracts                              30,688
    Written options transactions                            (96,300)
                                                        -----------
      Net realized gain                                               2,736,894

  Change in unrealized appreciation (depreciation)
    Investment securities                                (1,305,593)
    Financial futures contracts                              77,614
    Written options                                          93,076
                                                        -----------
      Change in net unrealized appreciation
        (depreciation)                                               (1,134,903)
                                                                    -----------
    Net realized and unrealized gain                                  1,601,991
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 5,267,192
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD FROM
                                                                                 JUNE 1, 2000
                                                                               (COMMENCEMENT OF
                                                            YEAR ENDED          OPERATIONS) TO
                                                         DECEMBER 31, 2001     DECEMBER 31, 2000
                                                        -------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  3,665,201            $ 2,316,787
  Net realized gain                                           2,736,894                768,547
  Change in net unrealized appreciation (depreciation)       (1,134,903)             1,605,933
                                                           ------------            -----------
  Net increase in net assets from investment operations       5,267,192              4,691,267
                                                           ------------            -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (3,763,393)            (2,333,881)
  From net realized gains on investments                     (2,399,420)              (589,389)
                                                           ------------            -----------
  Total distributions to shareholders                        (6,162,813)            (2,923,270)
                                                           ------------            -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           13,767,443             58,058,366
  Value of shares issued to shareholders in payment of
    distributions declared                                    3,365,583              2,912,564
  Cost of shares redeemed                                   (10,120,098)            (5,291,801)
                                                           ------------            -----------
  Net increase in net assets from Fund share
    transactions                                              7,012,928             55,679,129
                                                           ------------            -----------
TOTAL INCREASE IN NET ASSETS                                  6,117,307             57,447,126

NET ASSETS
  At beginning of year                                       57,447,126                     --
                                                           ------------            -----------
  At end of year (including undistributed net
    investment income of $0 and $1,054)                    $ 63,564,433            $57,447,126
                                                           ============            ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                                    JUNE 1, 2000
                                                                                    (COMMENCEMENT
                                                                                  OF OPERATIONS) TO
                                                         DECEMBER 31, 2001(A)     DECEMBER 31, 2000
                                                        ----------------------   -------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $ 20.65                $ 20.00
                                                                -------                -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                           1.27(1)                0.86(1)
  Net realized and unrealized gain on investments                  0.59                   0.89
                                                                -------                -------
Total from investment operations                                   1.86                   1.75
                                                                -------                -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (1.30)                 (0.88)
  From net realized gain on investments                           (0.80)                 (0.22)
                                                                -------                -------
Total distributions to shareholders                               (2.10)                 (1.10)
                                                                -------                -------
NET ASSET VALUE, END OF YEAR                                    $ 20.41                $ 20.65
                                                                =======                =======
TOTAL RETURN+++                                                    9.21%                  8.87%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                          0.21%                  0.00+
  Net Investment Income (to average daily net assets)*             6.00%                  7.21%+
  Portfolio Turnover                                                357%                   136%++
  Net Assets, End of Year (000's omitted)                       $63,564                $57,447

----------
*     For the periods indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

      Net investment income per share                           $  1.17(1)           $  0.78(1)
      Ratios (to average daily net assets):
        Expenses                                                   0.68%                0.72%+
        Net investment income                                      5.53%                6.48%+

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.02% to 6.00%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.
+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                            RATE         MATURITY            VALUE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 108.2%
ASSET BACKED -- 25.9%
Advanta Home Equity Trust 1997-2 M1                7.550%       06/25/2027        $  195,772  $    199,701
Advanta Mortgage Loan Trust 1997-4 M1              7.040%       01/25/2029           418,666       423,858
Americredit Auto Receivable Trust 2001-C A4        5.010%       07/14/2008           600,000       604,453
Americredit Auto Receivable Trust 2001-D A4        4.410%       11/12/2008           475,000       468,989
ANRC Auto Owner Trust 1999-A A4                    6.940%       04/17/2006           905,000       935,779
BMW Vehicle Owner Trust 2001-A A3                  4.700%       03/25/2005           625,000       638,155
Capital One Master Trust 2001-7A                   3.850%       08/15/2007           625,000       618,920
Chase Manhattan Auto Owner Trust 2001-B A4         3.800%       05/15/2008           350,000       341,237
Citibank Credit Card Issuance Trust 2000-C1        7.450%       09/15/2007           200,000       211,945
Citibank Credit Card Issuance Trust 2001-A6        5.650%       06/16/2008           650,000       664,802
Daimler Chrysler Auto Trust 2001-C A3              4.210%       07/06/2005         1,000,000     1,012,004
Daimler Chrysler Auto Trust 2001-D A4              3.780%       02/06/2007           500,000       489,473
Discover Card Master Trust I 1998-7 A              5.600%       05/16/2006         1,000,000     1,036,212
First USA Credit Card Master Trust II 1999-4 C(a)  4.034%       01/19/2005         1,548,000     1,546,545
Fleet Credit Card Master Trust II 2001-B A         5.600%       12/15/2008           400,000       409,247
Fleet Credit Card Master Trust II 2001-C A         3.860%       03/15/2007           450,000       446,238
Ford Credit Auto Owner Trust 2001-A B              5.960%       07/15/2005           575,000       595,587
Ford Credit Auto Owner Trust 2001-D A3             4.310%       06/15/2005         1,000,000     1,014,509
Ford Credit Auto Owner Trust 2001-D B              5.010%       03/15/2006           350,000       352,713
Ford Credit Auto Owner Trust 2001-E A4             4.010%       03/15/2006           575,000       573,350
Household Automotive Trust 2001-3 A4               4.370%       12/17/2008           600,000       590,094
MBNA Credit Card Master Trust 1999-K C(a)          3.475%       03/15/2005         1,000,000       999,999
MBNA Credit Card Master Trust 2001-C3              6.550%       12/15/2008           975,000       988,996
Residential Asset Securities Corp. 2000-KS5 AI3    7.040%       04/25/2026         1,000,000     1,033,206
Residential Funding 1997-HS5 M1                    7.010%       05/25/2027           274,024       273,459
                                                                                              ------------
Total Asset Backed (Cost $16,445,559)                                                           16,469,471
                                                                                              ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
Bear Stearns Mortgage 1998-2 B                     6.750%       04/30/2030           148,611       146,359
CMC Securities Corp. III 1994-A B1                 6.750%       02/25/2024            55,140        55,209
Housing Securities Inc. 1994-2 A1                  6.500%       07/25/2009           146,699       150,597
                                                                                              ------------
Total Collateralized Mortgage Obligations
  (Cost $345,607)                                                                                  352,165
                                                                                              ------------
CORPORATE -- 24.1%
BANKING -- 4.2%
First Union Corp.                                  6.550%       10/15/2035           150,000       156,228
Firstar Bank                                       7.125%       12/01/2009           475,000       497,152
National City Corp.                                6.875%       05/15/2019           325,000       320,912
Southern National(a)                               6.375%       06/30/2005           360,000       369,759
Suntrust Banks Inc.                                7.750%       05/01/2010           275,000       301,115
Wachovia Corp.                                     7.500%       07/15/2006            25,000        27,105
Wells Fargo & Co.                                  4.250%       08/15/2003         1,000,000     1,017,332
                                                                                              ------------
                                                                                                 2,689,603
                                                                                              ------------
BASIC INDUSTRY -- 0.7%
International Paper Co.                            6.750%       09/01/2011           115,000       115,926
Republic Services, Inc. Senior Notes               6.750%       08/15/2011           170,000       171,369

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                      PAR         VALUE
SECURITY                                            RATE         MATURITY            VALUE      (NOTE 1A)
----------------------------------------------------------------------------------------------------------
BASIC INDUSTRY (CONTINUED)
Westvaco Corp.                                     7.950%       02/15/2031        $  125,000  $    128,062
Westvaco Corp.                                     8.200%       01/15/2030            50,000        52,639
                                                                                              ------------
                                                                                                   467,996
                                                                                              ------------
COMMUNICATIONS -- 2.1%
AOL Time Warner, Inc.                              7.625%       04/15/2031           200,000       209,628
Qwest Communications International, Inc.
  Senior Notes                                     7.500%       11/01/2008           165,000       161,847
Sprint Capital Corp.                               6.125%       11/15/2008           200,000       193,443
Sprint Capital Corp. 144A                          6.000%       01/15/2007           125,000       124,528
Worldcom, Inc.                                     8.000%       05/15/2006           400,000       427,316
Worldcom, Inc.                                     8.250%       05/15/2031           175,000       183,582
                                                                                              ------------
                                                                                                 1,300,344
                                                                                              ------------
CONSUMER CYCLICAL -- 3.3%
Cox Communications, Inc.                           6.400%       08/01/2008           450,000       449,888
COX Radio, Inc. Senior Notes                       6.625%       02/15/2006           125,000       127,436
International Flavors & Fragrance                  6.450%       05/15/2006           225,000       225,062
News America Holdings Corp. Senior Notes           8.500%       02/15/2005           275,000       294,315
News America, Inc.                                 6.750%       01/09/2038           250,000       244,210
Time Warner Entertainment                          8.375%       03/15/2023           150,000       167,228
TRW Inc.                                           6.625%       06/01/2004           560,000       568,841
                                                                                              ------------
                                                                                                 2,076,980
                                                                                              ------------
CONSUMER NONCYCLICAL -- 3.3%
Ahold Finance USA, Inc.                            6.250%       05/01/2009           600,000       595,287
Albertson's, Inc.                                  8.000%       05/01/2031           250,000       276,688
Archer-Daniels-Midland                             7.000%       02/01/2031           325,000       336,281
Coca-Cola Enterprises                              6.125%       08/15/2011           200,000       200,863
Kellogg Co. Series B                               7.450%       04/01/2031           150,000       161,362
Safeway, Inc. Senior Notes                         7.250%       02/01/2031           175,000       182,626
Tenet Healthcare Corp. 144A Senior Notes           5.375%       11/15/2006           350,000       342,580
                                                                                              ------------
                                                                                                 2,095,687
                                                                                              ------------
ELECTRIC -- 0.7%
DTE Energy Co. Senior Notes                        6.450%       06/01/2006           250,000       255,933
Niagara Mohawk Power                               7.375%       07/01/2003           207,927       215,920
                                                                                              ------------
                                                                                                   471,853
                                                                                              ------------
ENERGY -- 2.3%
Amerada Hess Corp.                                 7.300%       08/15/2031           170,000       168,755
Conoco Funding Co.                                 5.450%       10/15/2006           160,000       160,117
Conoco, Inc.(a)                                    3.281%       04/15/2003         1,000,000     1,000,167
Progress Energy, Inc. Senior Notes                 7.750%       03/01/2031           125,000       136,143
                                                                                              ------------
                                                                                                 1,465,182
                                                                                              ------------
FINANCIAL -- 4.9%
Amvescap, Inc. 144A Senior Notes                   5.900%       01/15/2007           200,000       200,150
Avalonbay Communities REIT                         6.625%       09/15/2011           140,000       138,100
Boeing Capital Corp. Senior Notes                  5.750%       02/15/2007           115,000       114,600

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                      PAR         VALUE
SECURITY                                            RATE         MATURITY            VALUE      (NOTE 1A)
----------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Duke Realty Investments REIT                       7.375%       09/22/2005        $  360,000  $    376,834
EOP Operating LP                                   6.763%       06/15/2007           100,000       103,122
EOP Operating LP                                   7.875%       07/15/2031           200,000       199,969
Equity Office Properties Trust Senior Notes
  REIT                                             6.625%       02/15/2005           150,000       155,172
Equity Residential Properties Operating LP         6.950%       03/02/2011           150,000       152,170
Goldman Sachs Group, Inc.                          6.875%       01/15/2011           525,000       542,470
Merrill Lynch & Co.                                6.000%       02/12/2003           640,000       661,884
Wellsford Senior Notes REIT                        9.375%       02/01/2002           500,000       502,465
                                                                                              ------------
                                                                                                 3,146,936
                                                                                              ------------
PUBLIC UTILITY -- 0.7%
Consolidated Natural Gas Co. Senior Notes          5.375%       11/01/2006           150,000       148,077
Texas Utilities Electric Co.                       8.250%       04/01/2004           250,000       268,865
                                                                                              ------------
                                                                                                   416,942
                                                                                              ------------
TECHNOLOGY -- 0.3%
IBM Corp.                                          6.220%       08/01/2027           200,000       209,363
                                                                                              ------------
TRANSPORTATION -- 1.6%
CSX Corp.                                          6.250%       10/15/2008           240,000       240,582
CSX Corp.                                          7.250%       05/01/2027           175,000       186,006
Norfolk Southern Corp.                             7.050%       05/01/2037           575,000       606,324
                                                                                              ------------
                                                                                                 1,032,912
                                                                                              ------------
Total Corporate (Cost $14,878,095)                                                              15,373,798
                                                                                              ------------
YANKEE BONDS -- 3.8%
Abbey National PLC(a)                              6.700%       06/29/2049           375,000       376,500
Brascan Corp.                                      7.375%       10/01/2002           370,000       376,449
National Westminster Bank(a)                       7.750%       04/29/2049           430,000       456,316
Nortel Networks Corp.                              6.125%       02/15/2006            75,000        61,125
Stora Enso Oyj Senior Notes                        7.375%       05/15/2011           200,000       210,583
Telus Corp.                                        7.500%       06/01/2007           325,000       342,159
Tyco International Group SA                        6.125%       11/01/2008            90,000        88,505
Tyco International Group SA                        6.750%       02/15/2011           150,000       150,603
Tyco International Group SA                        7.000%       06/15/2028           350,000       338,708
                                                                                              ------------
Total Yankee Bonds (Cost $2,268,558)                                                             2,400,948
                                                                                              ------------
NON-AGENCY -- 2.8%
PASS THRU SECURITIES -- 2.8%
Chase Commercial Mortgage Securities Corp.
  1997-1 D Non-ERISA                               7.370%       05/19/2007           175,000       181,016
Chase Commercial Mortgage Securities Corp.
  1997-1 E Non-ERISA                               7.370%       12/19/2007           225,000       228,097
Chase Commercial Mortgage Securities Corp.
  1997-2 D Non-ERISA                               6.600%       12/25/2007           325,000       323,172
GMAC Commercial Mortgage Securities, Inc.
  1997-C1 D                                        6.997%       07/15/2029           200,000       207,426
LB-UBS Commercial Mortgage Trust 2001-C3 A1        6.058%       12/15/2010           148,168       150,998

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                       PAR         VALUE
SECURITY                                            RATE          MATURITY            VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------
PASS THRU SECURITIES (CONTINUED)
Merrill Lynch Mortgage Investments 1996-C2 D
  Non-ERISA                                        6.960%        11/21/2028        $  150,000  $    149,695
Morgan Stanley Dean Witter Capital I 2001-IQA
  A1                                               4.570%        12/18/2032           345,180       341,728
Morgan Stanley Dean Witter Capital, Inc.
  2001-PPM A2                                      6.400%        02/01/2031           165,081       170,034
                                                                                               ------------
Total Non-Agency (Cost $1,712,435)                                                                1,752,166
                                                                                               ------------
U.S. GOVERNMENT AGENCY -- 35.1%
PASS THRU SECURITIES -- 35.1%
FHLMC                                              6.875%        01/15/2005         2,910,000     3,134,623
FHLMC Gold 30 Yr (TBA)#                            6.000%        02/01/2032         1,075,000     1,047,448
FNMA                                               4.750%        03/15/2004           202,000       207,240
FNMA                                               5.125%        02/13/2004         1,240,000     1,282,433
FNMA                                               5.625%        05/14/2004           460,000       480,774
FNMA                                               6.500%  06/01/2011 - 08/01/2031  4,341,209     4,392,767
FNMA                                               7.000%  07/01/2029 - 10/01/2029    300,677       306,667
FNMA                                               7.500%        11/01/2028         1,212,240     1,252,463
FNMA (TBA)#                                        6.000%        02/01/2032           900,000       871,594
FNMA (TBA)#                                        6.500%        01/01/2032         5,900,000     5,900,000
FNMA (TBA)#                                        7.000%        01/01/2032         2,950,000     3,005,312
GNMA                                               8.000%  08/15/2025 - 11/15/2026    427,250       450,338
                                                                                               ------------
Total U.S. Government Agency (Cost $22,385,817)                                                  22,331,659
                                                                                               ------------
U.S. TREASURY OBLIGATIONS -- 15.9%
TREASURY BONDS -- 14.2%
U.S. Treasury Bond                                 5.375%        02/15/2031         1,900,000     1,872,393
U.S. Treasury Bond                                 6.250%        05/15/2030         3,130,000     3,387,255
U.S. Treasury Bond                                 8.000%        11/15/2021         2,955,000     3,740,853
                                                                                               ------------
                                                                                                  9,000,501
                                                                                               ------------
TREASURY NOTES -- 1.7%
U.S. Treasury Note                                 4.625%        05/15/2006           490,000       496,659
U.S. Treasury Note                                 5.125%        12/31/2002           125,000       128,770
U.S. Treasury Note                                 6.750%        05/15/2005           375,000       407,696
U.S. Treasury Note+                                7.875%        11/15/2004            50,000        55,571
                                                                                               ------------
                                                                                                  1,088,696
                                                                                               ------------
Total U.S. Treasury Obligations (Cost $10,428,210)                                               10,089,197
                                                                                               ------------
TOTAL BONDS AND NOTES (COST $68,464,281)                                                         68,769,404
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                     CONTRACT       VALUE
SECURITY                                                                               SIZE       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.2%
12 Month LIBOR Call, Strike Price 4.07,
  09/25/2002 (USD)                                                                     24,750  $     12,768
Floor 3 Month LIBOR, Strike Price 4.00%,
  05/29/2003 (USD)                                                                     59,000       121,577
UST 5.00% Call, Strike Price 99.44,
  01/28/2002 (USD)                                                                     10,750        12,954
UST 5.38% Call, Strike Price 107.95,
  10/31/2002 (USD)                                                                      6,650         6,832
                                                                                               ------------
TOTAL PURCHASED OPTIONS (COST $66,481)                                                              154,131
                                                                                               ------------

                                                                                       PAR         VALUE
SECURITY                                            RATE          MATURITY            VALUE      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.9%
COMMERCIAL PAPER -- 1.3%
UBS Finance Delaware=/=                            2.501%        01/02/2002        $  800,000       799,956
                                                                                               ------------
U.S. GOVERNMENT -- 6.5%
Federal Home Loan Bank=/=                          1.797%        01/11/2002         1,000,000       999,522
FNMA Discount Notes=/=                             1.293%        01/14/2002         3,150,000     3,148,530
                                                                                               ------------
                                                                                                  4,148,052
                                                                                               ------------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 12/31/01 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/02, with a maturity value of
$55,188 and an effective yield of 0.60%, collateralized by a U.S. Government
Obligation with a rate of 5.50%, a maturity date of 08/15/28 and an aggregated
market value of $60,619.                                                                             55,186
                                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,003,341)                                                    5,003,194
                                                                                               ------------

TOTAL INVESTMENTS -- 116.3% (COST $73,534,103)                                                 $ 73,926,729

OTHER ASSETS, LESS LIABILITIES -- (16.3%)                                                       (10,362,296)
                                                                                               ------------
NET ASSETS -- 100.0%                                                                           $ 63,564,433
                                                                                               ============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REIT - Real Estate Investment Trust
TBA - To Be Announced
USD - United States Dollar
(a)  Variable Rate Security; rate indicated is as of 12/31/01.
#    All or a portion of these securities are delayed delivery contracts.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish High Grade Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

      The investment objective of the Fund is to maximize total return, consistent with preserving principal and liquidity, primarily through the generation of current income and, to a lesser extent, capital appreciation.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Funds's investment adviser. Advisory agreements between the fund and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.40% of the Fund's average daily net assets for the year ended December 31, 2001. Pursuant to this agreement, for the year ended December 31, 2001, Standish Mellon voluntarily did not impose $244,318 of its investment advisory fee and reimbursed the Fund for $42,401 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Prior to July 1, 2001, the voluntary limitation of total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) was 0.00% of the Fund's average daily net assets. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2001 were as follows:

                                                       PURCHASES       SALES
                                                      ------------  ------------

      U.S. Government Securities                      $171,377,795  $163,150,689
                                                      ============  ============
      Investments (non-U.S. Government Securities)    $ 71,765,430  $ 74,933,283
                                                      ============  ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                           FOR THE PERIOD
                                                                            JUNE 1, 2000
                                                                          (COMMENCEMENT OF
                                                       YEAR ENDED          OPERATIONS) TO
                                                   DECEMBER 31, 2001     DECEMBER 31, 2000
                                                  --------------------  --------------------
      Shares sold                                        645,220              2,894,127
      Shares issued to shareholders in
        payment of distributions declared                163,715                142,846
      Shares redeemed                                   (476,503)              (255,153)
                                                       ---------             ----------
      Net increase                                       332,432              2,781,820
                                                       =========             ==========

      At December 31, 2001, three shareholders held of record approximately 66%, 12% and 11% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      In connection with the commencement of operations, the Fund acquired its investments from the Standish Securitized Fund and the Standish Fixed Income Fund II. The securities were acquired at market value on June 1, June 9, and June 23, 2000. The total value of securities upon acquisition from the Standish Securitized Fund and the Standish Fixed Income Fund II was $1,597,641 and $47,758,708, respectively.

(5)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $73,565,973
                                                                   ===========
      Gross unrealized appreciation                                    939,137
      Gross unrealized depreciation                                   (578,381)
                                                                    ----------
      Net unrealized appreciation                                  $   360,756
                                                                   ===========

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax character of distributions paid during 2001 was as follows:

                                                                      AMOUNT
                                                                    ----------

      Distributions paid from:
        Ordinary income                                             $3,740,012
        Long-term capital gain                                         154,152
        Short-term capital gain                                      2,268,649
                                                                    ----------
                                                                    $6,162,813

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income                                 $      0
        Undistributed gain                                             555,924

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2001 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                            NUMBER OF CONTRACTS     PREMIUMS
                                            -------------------     --------
      Outstanding, beginning of period               5              $ 47,471
      Options written                                6                76,244
      Options expired                               (6)              (64,189)
      Options closed                                (2)              (21,688)
                                                   ---              --------
      Outstanding, end of period                     3              $ 37,838
                                                   ===              ========

      At December 31, 2001, the Fund held the following written put option contracts:

      SECURITY                                              CONTRACTS     VALUE
      ---------------------------------------------------   ---------   --------
      UST 5.38% Put, Strike Price 102.58, 10/31/2002            1       $ 63,305
      UST 5.00% Put, Strike Price 95.97, 01/28/2002             1          1,957
      12 Month LIBOR Put, Strike Price 4.57, 09/25/2002         1          8,266
                                                                        --------
      Total (premiums received $37,838)                                 $ 73,528

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A summary of the written call options for the year ended December 31, 2001 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                               NUMBER OF CONTRACTS     PREMIUMS
                                               -------------------     --------
      Outstanding, beginning of period                   8             $ 60,558
      Options written                                   15               72,012
      Options exercised                                 (1)             (32,967)
      Options expired                                   (7)             (22,217)
      Options closed                                   (13)             (69,642)
                                                      ----             --------
      Outstanding, end of period                         2             $  7,744
                                                      ====             ========

      At December 31, 2001, the Fund held the following written call option contracts:

      SECURITY                                              CONTRACTS    VALUE
      ---------------------------------------------------   ---------   --------
      UST 5.00% Call, Strike Price 102.91, 01/28/2002           1       $  1,634
      12 Month LIBOR Call, Strike Price 2.68, 09/25/2002        1          3,035
                                                                        --------
      Total (premiums received $7,744)                                  $  4,669

      At December 31, 2001, the Fund had segregated sufficient securities for open written options contracts.

      INTEREST RATE FLOORS

      Interest rate floors purchased by the Fund entitle the Fund to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

      Open interest rate floor agreements held at December 31, 2001 are disclosed on the Schedule of Investments under Purchased Options.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2001, the Fund held the following financials futures contracts:

                                                                                UNDERLYING FACE
      CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED GAIN
      ----------------------------------------------------------------------------------------------------------
      U.S. 5 Year Note (63 contracts)                  Long       3/28/2002       $6,667,172        $ 16,591
      U.S. Long Bond (1 contract)                      Long       3/28/2002          101,531            (867)
      U.S. 10 Year Note (70 contracts)                 Short      3/28/2002        7,359,844         114,162
                                                                                                    --------
                                                                                                    $129,886
                                                                                                    ========

      At December 31, 2001, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      See Schedule of Investments for outstanding delayed delivery transactions.

(8)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Fund did not amortize premiums, certain discounts were amortized using the straight-line method and paydown gains and losses were disclosed as realized gains and losses.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Portfolio as of that date:

                      NET UNREALIZED           UNDISTRIBUTED NET
               APPRECIATION (DEPRECIATION)     INVESTMENT INCOME
               ---------------------------     -----------------
                         $18,867                   ($18,867)

      The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $12,419, decrease net unrealized appreciation (depreciation) by $8,025 and increase net realized gain by $20,444. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish High Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish High Grade Bond Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

To approve a new investment advisory agreement between the Fund and Standish Mellon, the successor to Standish:

             Affirmative                     2,652,451.836
             Against                                 0.000
             Abstain                                 0.000
                                             -------------
             Total                           2,652,451.836
                                             =============

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

Pursuant to section 852 of the Internal Revenue Code, the Fund designated $154,152 as capital gain dividends for the year ended December 31, 2001.

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and  Since 1991            Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and  Since 1997            Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice      Since 1996            Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice      Since 1996            Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

Cara E. Hultgren            Assistant Vice      Since 2001            Assistant Manager,           20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish, Ayer &
                                                                      Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

                     Financial Statements for the Year Ended
                                December 31, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 28, 2002

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2001.

Equity markets, both domestic and international, turned in their second straight down years, as the S&P 500 fell by 11.8% and the MSCI EAFE Index by 21.2%. Until September 11, the poor tone of the market was attributable to typical end-of-cycle concerns about high valuations and vanishing earnings, especially in the wake of the "bubble" that characterized the run up in prices through the peak of March 2000. After the hiatus following the tragic events of September 11, the S&P tumbled to its low of 965 on September 21.

Market sentiment subsequently changed quickly and dramatically, finishing the year and quarter with a sharp rally, which appeared to be sparked by a number of factors: a perception that the war against terrorism was progressing well, declining energy prices, cash freed up by a home refinancing boom, large amounts of monetary and fiscal stimulus "in the pipeline," and a smattering of hopeful economic indicators. Interestingly, the market's focus in the rally was reminiscent of the late 1990's bubble, as growth sectors outperformed value, with technology and Internet stocks pushing returns higher. In the small cap sector, companies with visible earnings were the laggards.

Bond investors fared much better in 2001, as the Federal Reserve cut rates 11 times, bringing the Fed Funds rate to a 40-year low of 1.75%. In June, the 10-year Treasury note yield also began to decline from its high of 5.5% and reached a low of 4.0% in November. At that point, concerns about excess stimulus and reflation began to dominate, and short- to intermediate-term maturities backed up by approximately 100 basis points. The 10-year Treasury note ended the year at 5.0%, almost exactly where it began, but the yield curve steepened significantly, with shorter-term yields declining substantially.

The Lehman Brothers Aggregate Index, a broad measure of the bond market, returned 8.44%, or 32 basis points more than the comparable duration Treasury. Within the index, corporate bonds were a major contributor to performance. Mortgage-backed securities, hurt by the refinancing rush later in the year, were a drag on the index. High yield bonds underperformed significantly, wracked by problems among telecom and airline issuers. Despite the strong performance of corporate bonds generally, "event risk" produced casualties such as Enron, Lucent and Comdisco. Issuer-specific woes were also evident in the default rate trend, which topped 10% -- its highest level in 10 years.

The performance of the stock and bond markets in the fourth quarter suggests that investors accept the bullish consensus forecast, which calls for economic activity to accelerate to perhaps 3+% in the second half of the year 2002. Inflation is expected to remain quiescent, and it is generally assumed that additional fiscal stimulus will be approved. Some tightening of monetary policy is anticipated, as the Federal Reserve is perceived as very close to the low in its Fed Funds target. Corporate profits are expected to grow modestly, partly in response to accounting changes on goodwill amortization, but also due to easier comparisons vs. the very weak profits in the past year.

We believe that the consensus forecast for 2002 of a smooth and accelerating economic growth is too optimistic. The economy should recover, but the timing is in doubt. There are an impressive number of obstacles including the weak household sector balance sheet, potential employment weakness, state and local government fiscal problems, and the generally synchronized global economic weakness. Also, in the wake of the Enron scandal, we are beginning to see more conservative accounting practices, which will likely work to reduce reported profits. The 2002 economy is quite unlikely to follow a smooth trajectory - it is likely to be a volatile ride with many surprises.

Our outlook reaffirms some of the longstanding investment verities, such as the need for diversification and balance among asset classes, and a long-term perspective. The American economy showed resiliency and spirit in 2001. Patience will also be a requisite part of the mix this year.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,


/s/ Ted Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

                       Management Discussion and Analysis

Political events and economic uncertainty during the year 2001 provided the background for a highly volatile and extraordinary year in the fixed income markets. The movement to a dramatically lower interest rate environment was very favorable for the performance of most fixed income investments while the business challenges caused by the economic slowdown negatively influenced the creditworthiness of many specific issuers in the marketplace. Standish Mellon's disciplined approach to investing driven by fundamental research enabled the Fund to achieve a strong return for the year. The Standish Short-Term Asset Reserve (STAR) Fund generated a total return of 6.12% for the year, significantly outpacing the 3.68% return of the iMoneyNet Taxable Fund Index.

In early January, the Federal Reserve surprised the market by easing monetary policy by 50 basis points in response to concerns about declining economic growth, consumer confidence, and business sentiment. Throughout the First Quarter and the beginning of the Second Quarter, the Fed continued to ease aggressively. By the end of June they had lowered the target overnight Federal Funds rate to 3.75% from 6.50%. After the Fed eased once again to 3.5% in August, market participants began to sense that the easing cycle was coming to an end and that the economy would soon begin to recover. The tragic events of September 11, however, intensified the downside risk to the economy and the Fed responded by resuming their easing campaign through the end of the year. The target Fed Funds rate ended 2001 at 1.75%. Altogether, the Fed eased rates by 4.75% in 11 separate actions. As a result of the Fed's activity, the Treasury yield curve steepened dramatically. Yields on 3-month Treasury Bills fell 4.17% while yields on 30-year Treasury bonds actually increased by 0.01%. The Fund derived significant benefit from the general decline in interest rates throughout the year. Portfolio duration was maintained relatively close to 1 year throughout the period, although we did opportunistically make small changes to try and capitalize on market movements.

The "spread sectors" of the fixed income market, such as corporate bonds and asset-backed securities, generally provided greater total returns than U.S. Treasury securities in 2001. This outperformance, however, masks the volatility and dispersion within these sectors during the year. Declining corporate profitability, specific company risks, and generally negative credit trends created a particularly challenging environment for corporate bonds. Investing in the spread sectors of the market is an integral part of our investment strategy in the short term fixed income markets. We believe the risk-reward tradeoff in these sectors is generally very favorable as the additional yield is typically more than adequate compensation for the additional price volatility. During 2001, the Fund focused its investments in the spread sectors with an emphasis on corporate bonds and asset-backed securities. Changes were made between sectors throughout the year based on relative valuations and the prospect for maximizing total return. Our emphasis on fundamental research and risk control served the Fund well during an extremely volatile market environment.

We are generally pleased with the performance of the Fund in a very difficult market environment during 2001. We remain committed to our longstanding investment philosophy of focusing on solid fundamental research to generate strong relative returns. As always, we appreciate the continued support of our shareholders.


/s/ David Hertan

David Hertan

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

             Comparison of Change in Value of $100,000 Investment in
                Standish STAR Fund and the iMoneyNet Fund Average

                  Standish STAR Fund           iMoney Net Fund Average
                        100000                          100000
                        100560                          100710
                        101009                          101365
                        101575                          102135
                        102728                          102901
                        103757                          103704
                        105161                          104461
                        106391                          105223
                        106278                          105970
                        106956                          106723
                        108206                          107470
                        108913                          108179
1 year                  109501                          108904
                        109761                          109623
                        110428                          110269
                        110970                          110986
                        111337                          111685
                        112730                          112411
                        113817                          113120
                        114949                          113855
                        115465                          114584
                        116300                          115282
                        116937                          116009
                        118165                          116705
                        119335                          117417
                        120205                          118109
                        120963                          118688
                        121843                          119305
                        122886                          119878
                        123546                          120441
                        124238                          120983
                        125292                          121540
                        126537                          122099
                        127502                          122624
                        128681                          123151
                        129663                          123632
3 years                 130561                          124114
                        130395                          124548
                        131005                          124922
                        131657                          125322
                        132425                          125698
                        133396                          126075
                        134408                          126428
                        134468                          126782
                        135199                          127111
                        136016                          127416
                        135322                          127722
                        135239                          128016
                        136235                          128323
                        137410                          128631
                        138289                          128901
                        138826                          129198
                        139599                          129482
                        139682                          129767
                        140358                          130052
                        140800                          130338
                        141595                          130625
                        142049                          130913
                        142473                          131214
                        142705                          131502
5 years                 143164                          131805
                        143959                          132108
                        143719                          132385
                        143246                          132703
                        143007                          133035
                        143087                          133421
                        143331                          133821
                        144271                          134249
                        144886                          134706
                        145201                          135164
                        145666                          135664
                        145796                          136179
                        146406                          136738
                        147427                          137340
                        148606                          137916
                        149431                          138564
                        150381                          139202
                        151757                          139856
                        152604                          140485
                        153369                          141145
                        154139                          141781
                        154970                          142390
                        155970                          143017
                        156893                          143632
7 years                 157899                          144264
                        158999                          144884
                        159178                          145435
                        159612                          146016
                        160202                          146586
                        160802                          147114
                        161704                          147687
                        162395                          148293
                        163099                          148901
                        164140                          149496
                        165361                          150109
                        166234                          150710
                        166770                          151328
                        167574                          151948
                        168006                          152510
                        168407                          153136
                        169453                          153764
                        170543                          154409
                        171444                          155042
                        172550                          155709
                        173232                          156379
                        174342                          157020
                        175302                          157679
                        175816                          158326
9 years                 176669                          159007
                        177944                          159690
                        178442                          160313
                        179369                          161002
                        180140                          161663
                        181009                          162342
                        181870                          163030
                        182746                          163731
                        184151                          164435
                        185162                          165109
                        185796                          165769
                        185895                          166449
                        186830                          167098
                        187926                          167733
                        188048                          168286
                        191665                          171355
                        192159                          172006
                        193058                          172677
                        196217                          175561
                        197591                          176281
                        198557                          177074
                        199442                          177868
                        200351                          178598
                        201890                          179312
11 years                203004                          180227
                        204254                          181038
                        205622                          182271
                        205408                          183201
                        207514                          184117
                        208980                          185058
                        211566                          185818
                        212709                          186561
                        214071                          187326
                        212830                          188019
                        213986                          188658
                        214658                          189233
                        216567                          189782
                        217853                          190313
                        219907                          190750
                        221242                          191151
                        221522                          191476
                        221827                          191744

                  ---------------------------------------------

                           Average Annual Total Return
                         (for periods ended 12/31/2001)

                                                        Since
                                                      Inception
                  1 Year   3 Year   5 Year  10 Year   01/03/1989
                  ------   ------   ------  -------   ----------
                   6.14%    5.89%    5.87%   5.44%       6.32%

                  ---------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Short-Term Asset Reserve
    Portfolio ("Portfolio"), at value (Note 1A)                    $134,054,588
  Receivable for Fund shares sold                                       100,584
  Receivable from investment adviser (Note 2)                               556
  Prepaid expenses                                                       20,356
                                                                   ------------
    Total assets                                                    134,176,084

LIABILITIES
  Payable for Fund shares redeemed                       $150,000
  Distributions payable                                    75,149
  Accrued accounting, custody and transfer agent fees       3,212
  Accrued expenses and other liabilities                    8,605
                                                         --------
    Total liabilities                                                   236,966
                                                                   ------------
NET ASSETS                                                         $133,939,118
                                                                   ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                  $140,845,009
  Accumulated net realized loss                                      (8,257,249)
  Distributions in excess of net investment income                      (74,734)
  Net unrealized appreciation                                         1,426,092
                                                                   ------------
TOTAL NET ASSETS                                                   $133,939,118
                                                                   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             6,850,059
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                  $      19.55
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                          $ 9,152,312
  Expenses allocated from Portfolio                                    (610,853)
                                                                    -----------
    Net investment income allocated from Portfolio                    8,541,459

EXPENSES
  Accounting, custody, and transfer agent fees          $   37,006
  Registration fees                                         25,860
  Legal and audit services                                  21,947
  Trustees' fees and expenses (Note 2)                       2,002
  Insurance expense                                          1,492
  Miscellaneous                                              8,425
                                                        ----------
    Total expenses                                          96,732

Deduct:
  Reimbursement of Fund operating expenses (Note 2)        (80,414)
                                                        ----------
      Net expenses                                                       16,318
                                                                    -----------
        Net investment income                                         8,525,141
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                        56,238
                                                        ----------
      Net realized gain                                                  56,238
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                1,982,667
                                                        ----------
      Change in net unrealized appreciation
        (depreciation)                                                1,982,667
                                                                    -----------
    Net realized and unrealized gain on investments                   2,038,905
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $10,564,046
                                                                    ===========
    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $   8,525,141      $  12,933,602
  Net realized gain (loss)                                        56,238           (826,146)
  Change in net unrealized appreciation (depreciation)         1,982,667          1,851,310
                                                           -------------      -------------
  Net increase in net assets from investment operations       10,564,046         13,958,766
                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                  (8,668,230)       (12,864,024)
                                                           -------------      -------------
  Total distributions to shareholders                         (8,668,230)       (12,864,024)
                                                           -------------      -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           128,357,852        154,252,131
  Value of shares issued to shareholders in payment of
    distributions declared                                     6,841,681         10,217,906
  Cost of shares redeemed                                   (187,014,546)      (283,671,068)
                                                           -------------      -------------
  Net decrease in net assets from Fund share
    transactions                                             (51,815,013)      (119,201,031)
                                                           -------------      -------------
TOTAL DECREASE IN NET ASSETS                                 (49,919,197)      (118,106,289)

NET ASSETS
  At beginning of year                                       183,858,315        301,964,604
                                                           -------------      -------------
  At end of year (including distributions in excess of
    net investment income of $74,734 and $222,640)         $ 133,939,118      $ 183,858,315
                                                           =============      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------
                                               2001(A)         2000           1999           1998           1997
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, BEGINNING OF YEAR            $  19.36       $  19.23       $  19.44       $  19.48       $  19.50
                                              --------       --------       --------       --------       --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                          0.95(1)        1.15(1)        1.08(1)        1.13(1)        1.15
  Net realized and unrealized gain
    (loss) on investments                         0.21           0.13          (0.21)         (0.04)         (0.02)
                                              --------       --------       --------       --------       --------
Total from investment operations                  1.16           1.28           0.87           1.09           1.13
                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.97)         (1.15)         (1.08)         (1.13)         (1.15)
                                              --------       --------       --------       --------       --------
Total distributions to shareholders              (0.97)         (1.15)         (1.08)         (1.13)         (1.15)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                  $  19.55       $  19.36       $  19.23       $  19.44       $  19.48
                                              ========       ========       ========       ========       ========
TOTAL RETURN                                      6.14%+         6.94%+         4.61%          5.75%          5.94%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                   0.36%          0.36%          0.35%          0.35%          0.36%
  Net Investment Income (to average
    daily net assets)*                            4.89%          6.07%          5.60%          5.81%          5.89%
  Portfolio Turnover(3)                            N/A            N/A            N/A            N/A            119%
  Net Assets, End of Year (000's
    omitted)                                  $133,939       $183,858       $301,965       $260,004       $245,757

----------
*     For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

      Net investment income per share         $   0.94(1)    $   1.15(1)         N/A            N/A            N/A
      Ratios (to average daily net assets):
        Expenses(2)                               0.41%          0.38%           N/A            N/A            N/A
        Net investment income                     4.84%          6.05%           N/A            N/A            N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1,2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)   Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Short-Term Asset Reserve Portfolio's allocated expenses for the periods since January 2, 1998.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the portfolio, is shown in the Portfolio's financial statements which are included elsewhere in this report.
+     Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund currently invests all of its investable assets in an interest of the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The investment objective of the Fund is to achieve a high level of current income consistent with preserving principal and liquidity.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.36% of the Fund's average daily net assets for the year ended December 31, 2001. Pursuant to this agreement, for the year ended December 31, 2001, Standish Mellon voluntarily reimbursed the Fund for $80,414 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2001, aggregated $131,805,540 and $188,879,206, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                -----------------     -----------------
      Shares sold                                                   6,602,248              8,004,445
      Shares issued to shareholders in payment of
        distributions declared                                        351,115                530,236
      Shares redeemed                                              (9,599,873)           (14,739,174)
                                                                   ----------            -----------
      Net decrease                                                 (2,646,510)            (6,204,493)
                                                                   ==========            ===========

      At December 31, 2001, one shareholder held of record approximately 21% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

(5)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, through its investment in the Portfolio, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio amortized premiums and certain discounts using the proportional and straight-line method, respectively, and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on the Fund's proportionate interest in securities held by the Portfolio as of that date:

                 NET UNREALIZED               UNDISTRIBUTED NET
           APPRECIATION (DEPRECIATION)        INVESTMENT INCOME
           ---------------------------        -----------------
                    $(24,264)                     $24,264

      The effect of this change for the year ended December 31, 2001 was to increase net investment income by $8,694, increase net unrealized appreciation by $24,808, and decrease net realized gain by $33,502. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

(6)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2001, the Fund, for the federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                    CAPITAL LOSS
                     CARRY OVER       EXPIRATION DATE
                    ------------      ---------------
                     $5,263,400         12/31/2002
                        568,968         12/31/2003
                        277,757         12/31/2004
                        381,998         12/31/2005
                         80,787         12/31/2006
                        848,377         12/31/2007
                        816,280         12/31/2008

      The tax character of distributions paid during 2001 was as follows:

                                                                      AMOUNT
                                                                   -----------
      Distributions paid from:
        Ordinary income                                            $ 8,668,230

      As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                $         0
      Accumulated loss                                              (8,237,567)

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Short-Term Asset Reserve Fund (the "Fund"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July, 30 2001. The final voting results from the special meeting are as follows.

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:

          Affirmative                              7,535,728.177
          Against                                        118.307
          Abstain                                          0.000
                                                   -------------
          Total                                    7,535,846.484
                                                   =============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                   EXPECTED
                                                                   MATURITY                           PAR             VALUE
SECURITY                                                RATE      (UNAUDITED)       MATURITY         VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 85.1%
ASSET BACKED -- 20.3%
Advanta Home Equity Loan Trust 1999-2 A3                6.440%     10/25/2003      05/25/2029     $  3,500,000    $   3,596,326
American Express Credit Account Master Trust 1997-1 A   6.400%     09/15/2002      04/15/2005        1,810,000        1,858,615
Americredit Auto Receivable Trust 1999-B A4             5.960%     05/15/2004      03/12/2006          925,000          949,338
CIT Group Securitization Corp. 1993-1 A4                6.500%     03/15/2003      06/15/2018        1,957,336        1,995,533
Centex Home Equity 2001-B A2                            5.350%     07/01/2004      10/01/2022        2,500,000        2,543,789
Chemical Master Credit Card Trust 1 1995-4 A(a)         2.330%     07/25/2002      07/25/2005        1,800,000        1,802,591
Delta Funding Home Equity Loan 1998-2 A3F               6.240%     06/15/2004      05/15/2025        1,582,632        1,619,761
Discover Card Master Trust 1999-4 A                     5.650%     05/01/2002      11/16/2004        4,280,000        4,336,487
Ford Credit Auto Owner Trust 2000-F A2                  6.560%     05/25/2003      05/15/2004        2,000,000        2,086,467
IMC Home Equity Loan Trust 1998-1 A3                    6.410%     02/01/2002      04/20/2018          149,706          150,186
People's Bank Credit Card Master Trust 1998-1 A(a)      2.036%     03/15/2003      11/15/2005        1,980,000        1,981,454
Residential Asset Securities Corp. 2000-KS5 AI1         7.205%     05/25/2002      08/25/2016          750,307          754,359
SLMA 2001-4 A1(a)                                       1.990%     07/25/2004      01/25/2011        3,500,000        3,500,110
                                                                                                                  -------------
Total Asset Backed (Cost $26,851,240)                                                                                27,175,016
                                                                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
Vendee Mortgage Trust 1995-1 3H                         8.000%                     11/15/2003        1,404,337        1,405,825
                                                                                                                  -------------
Total Collateralized Mortgage Obligations (Cost $1,416,405)                                                           1,405,825
                                                                                                                  -------------
CORPORATE -- 51.1%
BANKING -- 14.2%
Bank of America Corp. Senior Notes(a)                   2.670%                     10/22/2004        2,300,000        2,300,000
Bank of New York Co., Inc.                              6.625%                     06/15/2003        1,615,000        1,694,143
FleetBoston Financial Corp. Senior Notes(a)             2.384%                     12/03/2004        1,670,000        1,668,075
NationsBank Corp.                                       6.500%                     08/15/2003        1,420,000        1,487,438
Northern Trust Co. Notes                                6.625%                     10/01/2003        3,000,000        3,148,144
Southern National                                       7.050%                     05/23/2003        2,500,000        2,630,992
Suntrust Bank(a)                                        2.098%                     09/05/2003        2,750,000        2,751,512
Wachovia Corp. Senior Notes(a)                          2.850%                     08/19/2004        1,680,000        1,686,065
Wells Fargo Financial                                   5.450%                     05/03/2004        1,650,000        1,699,749
                                                                                                                  -------------
                                                                                                                     19,066,118
                                                                                                                  -------------
BASIC INDUSTRY -- 2.3%
Du Pont E.I. de Nemours & Co.(a)                        6.000%                     03/06/2003        2,900,000        3,023,026
                                                                                                                  -------------
CAPITAL GOODS -- 0.9%
Lockheed Martin Corp.                                   6.500%                     04/15/2003        1,200,000        1,247,432
                                                                                                                  -------------
COMMUNICATIONS -- 4.6%
Sprint Capital Corp.                                    5.700%                     11/15/2003        2,100,000        2,135,507
TCI Communciations, Inc.                                6.340%                     02/01/2002        2,000,000        2,004,368
Worldcom, Inc.                                          7.875%                     05/15/2003        2,000,000        2,089,207
                                                                                                                  -------------
                                                                                                                      6,229,082
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                   EXPECTED
                                                                   MATURITY                            PAR             VALUE
SECURITY                                                RATE      (UNAUDITED)       MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 6.4%
Daimler Chrysler NA Holding                             7.750%                     05/27/2003     $  1,000,000    $   1,040,143
TRW Inc.                                                6.500%                     06/01/2002        3,975,000        4,011,690
Viacom, Inc.                                            6.750%                     01/15/2003        2,000,000        2,078,509
Wal-Mart Stores                                         4.625%                     04/15/2003        1,375,000        1,406,935
                                                                                                                  -------------
                                                                                                                      8,537,277
                                                                                                                  -------------
ELECTRIC -- 1.5%
Niagara Mohawk Power                                    5.875%                     09/01/2002        2,000,000        2,028,198
                                                                                                                  -------------
ENERGY -- 1.6%
Conoco, Inc.(a)                                         3.281%                     04/15/2003        2,100,000        2,100,350
                                                                                                                  -------------
FINANCIAL -- 13.0%
Associates Corp. Senior Notes                           5.750%                     11/01/2003        1,000,000        1,035,224
EOP Operating LP                                        6.376%                     02/15/2002        1,500,000        1,505,419
Ford Motor Credit Co.                                   7.250%                     01/15/2003        2,500,000        2,565,292
General Electric Capital Corp.                          6.750%                     09/11/2003        2,955,000        3,118,687
General Motors Acceptance Corp.                         5.750%                     11/10/2003        1,000,000        1,017,442
Merrill Lynch & Co.(a)                                  2.450%                     05/21/2004        2,300,000        2,300,858
Morgan Stanley Dean Witter Senior Notes(a)              2.640%                     04/22/2004        2,000,000        2,000,515
Wellsford Senior Notes REIT                             9.375%                     02/01/2002        3,825,000        3,843,858
                                                                                                                  -------------
                                                                                                                     17,387,295
                                                                                                                  -------------
PUBLIC UTILITY -- 5.5%
Alabama Power Co.                                       7.850%                     05/15/2003        2,450,000        2,585,152
Baltimore Gas & Electric Co. MTN                        6.750%                     12/15/2002        3,000,000        3,100,907
Columbia Energy Group Series B                          6.610%                     11/28/2002        1,640,000        1,678,509
                                                                                                                  -------------
                                                                                                                      7,364,568
                                                                                                                  -------------
TRANSPORTATION -- 1.1%
Illinois Central Railroad Co.                           6.750%                     05/15/2003        1,475,000        1,530,790
                                                                                                                  -------------
Total Corporate (Cost $67,481,796)                                                                                   68,514,136
                                                                                                                  -------------
YANKEE BONDS -- 5.1%
Amvescap PLC                                            6.375%                     05/15/2003        1,325,000        1,375,031
Brascan Corp.                                           7.375%                     10/01/2002        2,300,000        2,340,088
Tyco International Group SA(a)                          6.250%                     06/15/2003        3,000,000        3,065,936
                                                                                                                  -------------
                                                                                                                      6,781,055
                                                                                                                  -------------
Total Yankee Bonds (Cost $6,705,573)                                                                                  6,781,055
                                                                                                                  -------------
U.S. GOVERNMENT AGENCY -- 0.1%
PASS THRU SECURITIES -- 0.1%
FHLMC(a)                                                8.373%     04/01/2002      02/01/2023           67,658           69,307
                                                                                                                  -------------
Total U.S. Government Agency (Cost $69,944)                                                                              69,307
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                   EXPECTED
                                                                   MATURITY                            PAR             VALUE
SECURITY                                                RATE      (UNAUDITED)       MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.5%
TREASURY NOTES -- 7.5%
U.S. Treasury Note                                      4.000%                     04/30/2003     $  2,850,000    $   2,911,446
U.S. Treasury Note                                      5.875%                     11/15/2004        6,800,000        7,197,392
                                                                                                                  -------------
                                                                                                                     10,108,838
                                                                                                                  -------------
Total U.S. Treasury Obligations (Cost $10,101,702)                                                                   10,108,838
                                                                                                                  -------------
TOTAL BONDS AND NOTES (COST $112,626,660)                                                                           114,054,177
                                                                                                                  -------------

                                                                                                      PAR             VALUE
SECURITY                                                               RATE        MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.9%
COMMERCIAL PAPER -- 13.9%
CDC Corp.=/=                                                            2.539%     01/02/2002        2,925,000        2,924,835
Liberty Mutual Capital=/=                                               2.846%     01/07/2002        2,000,000        1,999,100
Park Avenue Receivables=/=                                              2.334%     01/02/2002        5,000,000        4,999,722
UBS Finance Delaware=/=                                                 2.501%     01/02/2002        5,000,000        4,999,722
USAA Capital Corp.=/=                                                   2.229%     01/03/2002        2,375,000        2,374,743
Williams Co.=/=                                                         3.342%     01/02/2002        1,275,000        1,274,885
                                                                                                                  -------------
                                                                                                                     18,573,007
                                                                                                                  -------------

REPURCHASE AGREEMENTS -- 0.0%
Tri-party repurchase agreement dated 12/31/01 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/02,
with a maturity value of $47,426 and an effective yield of 0.60%, collateralized by a U.S. Government Obligation with a rate of
5.50%, a maturity date of 08/15/28 and an aggregate market value
of $50,516.                                                                                                              47,425
                                                                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS (COST $18,620,432)                                                                      18,620,432
                                                                                                                  -------------
TOTAL INVESTMENTS -- 99.0% (COST $131,247,092)                                                                    $ 132,674,609
OTHER ASSETS, LESS LIABILITIES -- 1.0%                                                                                1,380,463
                                                                                                                  -------------
NET ASSETS -- 100.0%                                                                                              $ 134,055,072
                                                                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
MTN - Medium Term Notes
REIT - Real Estate Investment Trust
SLMA - Student Loan Marketing Association
(a)  Variable Rate Security; rate indicated is as of 12/31/01.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $131,247,092)                                                $132,674,609
  Cash                                                                249,220
  Receivable for investments sold                                         112
  Interest receivable                                               1,146,446
  Miscellaneous                                                         5,890
  Deferred organization costs (Note 1E)                                 2,032
  Prepaid expenses                                                      3,281
                                                                 ------------
    Total assets                                                  134,081,590

LIABILITIES
  Accrued accounting and custody fees                   $ 9,078
  Accrued trustees' fees and expenses (Note 2)            1,341
  Accrued expenses and other liabilities                 16,099
                                                        -------
    Total liabilities                                                  26,518
                                                                 ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                     $134,055,072
                                                                 ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $ 9,152,338

EXPENSES
  Investment advisory fee (Note 2)                       $ 436,859
  Accounting and custody fees                              117,937
  Legal and audit services                                  26,895
  Trustees' fees and expenses (Note 2)                      13,709
  Insurance expense                                         13,432
  Amortization of organizational expenses (Note 1E)          2,021
                                                         ---------
    Total expenses                                                      610,853
                                                                    -----------
      Net investment income                                           8,541,485
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                        56,239
                                                         ---------
      Net realized gain                                                  56,239
  Change in unrealized appreciation (depreciation)
    Investment securities                                1,982,669
                                                         ---------
      Change in net unrealized appreciation
        (depreciation)                                                1,982,669
                                                                    -----------
    Net realized and unrealized gain                                  2,038,908
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $10,580,393
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001  DECEMBER 31, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $   8,541,485      $  12,980,214
  Net realized gain (loss)                                        56,239           (826,148)
  Change in net unrealized appreciation (depreciation)         1,982,669          1,851,317
                                                           -------------      -------------
  Net increase in net assets from investment operations       10,580,393         14,005,383
                                                           -------------      -------------

CAPITAL TRANSACTIONS
  Contributions                                              131,805,540        150,724,042
  Withdrawals                                               (188,879,206)      (286,424,809)
                                                           -------------      -------------
  Net decrease in net assets from capital transactions       (57,073,666)      (135,700,767)
                                                           -------------      -------------
TOTAL DECREASE IN NET ASSETS                                 (46,493,273)      (121,695,384)
NET ASSETS
  At beginning of year                                       180,548,345        302,243,729
                                                           -------------      -------------
  At end of year                                           $ 134,055,072      $ 180,548,345
                                                           =============      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                       JANUARY 2, 1998
                                                      YEAR ENDED DECEMBER 31,         (COMMENCEMENT OF
                                               -------------------------------------   OPERATIONS) TO
                                                  2001(a)        2000        1999     DECEMBER 31, 1998
                                               -------------  ----------  ----------  -----------------
TOTAL RETURN                                         6.15%         6.96%       4.64%          5.79%
RATIOS:
  Expenses (to average daily net assets)             0.35%         0.34%       0.32%          0.31%+
  Net Investment Income (to average daily net
    assets)                                          4.89%         6.07%       5.62%          5.83%+
  Portfolio Turnover                                  174%           70%         86%           113%++
  Net Assets, End of Year (000's omitted)        $134,055      $180,548    $302,244       $261,738

-----------------
(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+     Computed on an annualized basis.
++    Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 2001 there was one fund, Standish Short Term Asset Reserve Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2001 was approximately 100%.

      The investment objective of the Portfolio is to achieve a high level of current income consistent with preserving principal and liquidity.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the funds and portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through January 2003.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                       PURCHASES       SALES
                                                     ------------  ------------
      U.S. Government Securities                     $106,481,787  $117,635,680
                                                     ============  ============
      Investments (non-U.S.Government Securities)    $129,089,345  $171,532,189
                                                     ============  ============

(4)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $131,266,775
                                                                   ============
      Gross unrealized appreciation                                   1,424,049
      Gross unrealized depreciation                                     (16,215)
                                                                   ------------
      Net unrealized appreciation                                  $  1,407,834
                                                                   ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio entered into no such transactions during the year ended December 31, 2001.

      INTEREST RATE FLOORS

      Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

      At December 31, 2001, the Portfolio did not hold any open interest rate floor agreements.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Portfolio entered into no such transactions during the year ended December 31, 2001.

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2001, the Portfolio did not have any delayed delivery transactions.

(7)   CHANGE IN ACCOUNTING PRINCIPLE:

      Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities using the daily, effective yield method. In addition, paydown gains and losses on mortgage- and asset-backed securities were reclassed to interest income, from realized gains and losses, in accordance with these provisions. Prior to January 1, 2001, the Portfolio amortized premiums and certain discounts using the proportional and straight-line method, respectively, and paydown gains and losses were disclosed as realized gains and losses.

      The cumulative effect of the accounting change had no impact on total net assets of the Portfolio, but resulted in an increase of $24,264 to the cost basis of securities as of January 1, 2001, based on securities held by the Portfolio as of that date.

      The effect of this change for the year ended December 31, 2001 was to increase net investment income by $8,694, increase net unrealized appreciation by $24,808, and decrease net realized gain by $33,502. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Short-Term Asset Reserve Portfolio:

In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master
Portfolio: Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2002

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of shareholders was held on July, 30 2001. The final voting results from the special meeting are as follows.

To authorize the Fund to approve a new investment advisory agreement between the Portfolio and Standish Mellon, the successor to Standish:

             Affirmative                     7,535,728.177
             Against                               118.307
             Abstain                                 0.000
                                             -------------
             Total                           7,535,846.484
                                             =============

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2001. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                                                          PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                   TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND           POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH         HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee             Trustee since         Chairman of the              20         Port Financial
c/o Decision                                    11/3/1986             Board and Chief                         Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman        Trustee             Trustee since         William Joseph               20         None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt              Trustee             Trustee since         Trustee, The Peabody         20         None
P.O. Box 2333                                   11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III            Trustee             Trustee since         Trustee, Essex               20         None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                              NUMBER OF
                                                                          PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                   TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)        AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST       TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and         President since       President and                20         None
c/o Standish Mellon Asset   President           4/26/1989             Managing Director,
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc.
Boston, MA 02111
5/20/54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                              NUMBER OF
                                                                          PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                   TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)        AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST       TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann            Vice President and   Since 1991           Vice President and           20         None
c/o Standish Mellon Asset   Secretary                                 Senior Fund
Management,                                                           Administration
One Financial Center                                                  Manager, Standish,
Boston, MA 02111                                                      Ayer & Wood, Inc.
1/26/56

Paul G. Martins             Vice President and   Since 1997           Vice President and           20         None
c/o Standish Mellon Asset   Treasurer                                 Treasurer of
Management,                                                           Standish, Ayer &
One Financial Center                                                  Wood, Inc. since
Boston, MA 02111                                                      October 1996
3/10/56

Beverly E. Banfield         Assistant Vice       Since 1996           Director and                 20         None
c/o Standish Mellon Asset   President and                             Secretary;
Management,                 Assistant                                 Compliance Manager,
One Financial Center        Secretary                                 Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/6/56

Denise B. Kneeland          Assistant Vice       Since 1996           Vice President and           20         None
c/o Standish Mellon Asset   President                                 Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
8/19/51

Lisa Kane                   Assistant Vice       Since 1999           Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Client
Management,                                                           Manager, Standish,
One Financial Center                                                  Ayer & Wood, Inc.
Boston, MA 02111
6/25/70

Steven M. Anderson          Assistant Vice      Since 1999            Assistant Vice               20         None
c/o Standish Mellon Asset   President                                 President and Mutual
Management,                                                           Funds Controller,
One Financial Center                                                  Standish, Ayer &
Boston, MA 02111                                                      Wood, Inc.
7/14/65

Cara E. Hultgren            Assistant Vice      Since 2001            Assistant Manager,           20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish, Ayer &
                                                                      Wood, Inc.

Jonathan M. Windham         Assistant Vice      Since 2001            Performance Analyst,         20         None
c/o Standish Mellon Asset   President                                 Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1998-2000

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 (800) 221-4795
                                 www.standishfunds.com